UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

Item 1.	Reports to Stockholders.

September 30, 2012

ANNUAL REPORT

SEI Institutional International Trust

International Equity Fund

Emerging Markets Equity Fund

International Fixed Income Fund

Emerging Markets Debt Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2012

International Equity Fund

I. Objective

The International Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of September 30, 2012: Acadian Asset Management LLC, Causeway Capital Management LLC, del Rey Global Investors LLC, INTECH Investment Management LLC, Neuberger Berman Management LLC, Schroder Investment Management North America, Inc. and Tradewinds Global Investors LLC. For the year ended September 30, 2012, there were no new managers added to the Fund; Quantitative Management Associates LLC was terminated during the period.

III. Market Commentary

For the year ended September 30, 2012, we saw strong equity returns on the heels of relatively positive economic data combined with significant central bank intervention worldwide. The greatest concern continued to be the eurozone sovereign debt saga, with the focus shifting from Greece and other peripheral countries to questions regarding the financial strength of larger national economies such as Germany and France, which may eventually have to backstop the debts of their weaker neighbors. Entering 2012, eurozone debt fears waned temporarily, bringing strong equity market results in January and February despite the fact that yield spreads between stronger governments and troubled governments remained quite high (wide spreads may be an indication of stress and risk aversion in credit markets). While there were releases of improved economic data throughout the period, fears persisted regarding the prospects of a hard landing for China and other emerging markets’ domestic economies, as well as concerns regarding the potential for a double-dip recession in the U.S. However, global equity markets rallied in the third quarter of 2012, due, we believe, to central banks around the world signaling that they will take the necessary measures to stimulate economic growth. Performance was strong across developed markets with the exception of Japan, which continues to struggle due largely to the impact of its strong currency on its predominately export-driven economy. Financials also rebounded significantly during the period in response to increasing central bank intervention aimed at stabilizing financial markets.

IV. Return vs. Benchmark

For year ended September 30, 2012, the Fund’s Class A shares outperformed the MSCI EAFE Index (the “Index”), returning 14.76% (Class A) versus the Index return of 13.75%.

V. Fund Attribution

At the sector level, Fund outperformance came mainly from stock selection. Selection in Industrials drove positive results as did selection in Energy and Telecommunications. In contrast, selection in Consumer Discretionary and Consumer Staples detracted slightly from performance. Regionally, outperformance came mainly through stock selection, while regional allocation had little impact. Stock selection in Europe was the greatest contributor to Fund outperformance, particularly within Switzerland and the Netherlands. The greatest detractor from performance was Australia, where stock selection and the underweight allocation both dragged on results.

Some of the managers within the Fund used derivatives for currency hedging (futures and forwards) during the period, though these instruments did not have a meaningful impact on Fund performance.

International Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	14.76%	2.50%	(9.13)%	5.11%	2.84%
Class I	14.37%	2.22%	(9.34)%	4.85%	2.03%
MSCI EAFE Index	13.75%	2.12%	(5.24)%	8.20%	3.85%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A and Class I, versus the MSCI EAFE Index

[1]

For the year ended September 30, 2012. Past performance is no indication of future performance. Class I Shares were offered beginning on January 4, 2002. Class A Shares were offered beginning December 20, 1989. Class I Shares performance for the period prior to January 4, 2002 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2012	1`

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2012

Emerging Markets Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of September 30, 2012: Delaware Management Company, JO Hambro Capital Management Limited, Kleinwort Benson Investors International, Lazard Asset Management LLC, Neuberger Berman Management LLC, PanAgora Asset Management, Inc., and The Boston Company Asset Management LLC. For the year ended September 30, 2012, Kleinwort Benson Investors International was added to the Fund; Artisan Partners Limited Partnership was terminated during the period.

III. Market Commentary

For the year ended September 30, 2012, emerging markets outperformed developed markets driven largely by a renewed appetite for risk that was interspersed throughout the period. The greatest concern worldwide continued to be the eurozone sovereign debt saga, with the focus shifting from the fate of Greece and other peripheral nations, to questions regarding the financial strength of the larger nations such as Germany and France, as it was assumed that they would ultimately have to step in and finance the debts of their weaker neighbors. Entering 2012, the euro debt fears waned temporarily, bringing strong results in January and February, despite the fact that spreads on European sovereign debt remained extremely high. While there were releases of improved economic data throughout the period, fears persisted regarding the prospects of a hard landing for China’s and other emerging markets’ economies, along with the worldwide concern regarding the potential for a double-dip recession in the U.S. However, equity markets around the world rallied in the third quarter of 2012, as central banks around the globe continued to signal that they would take whatever measures they deem necessary to stimulate economic growth. Of these measures, the one that created the most positive market reaction was the European Central Bank’s (ECB) announcement to provide liquidity to the market through unlimited purchases of short-duration bonds, and the ECB president’s pledge to “do whatever it takes” to preserve the euro currency union. Within emerging markets, the larger economies of Brazil and India struggled, as the sustainability of growth in those nations came into question. In contrast, Mexico and Korea delivered strong performance through the choppy market environment.

IV. Return vs. Benchmark

For year ended September 30, 2012, the Fund underperformed the MSCI Emerging Markets Index (Gross) (the “Index”), returning 14.21% versus the Index return of 17.33%.

V. Fund Attribution

Stock selection in Information Technology and Financials detracted most from performance. In contrast, an underweight to Materials contributed positively, as did stock selection in Industrials. From a regional standpoint, both stock selection and portfolio allocation detracted from performance. Stock selection in Brazil was strong during the period, but weak selection in China and South Africa detracted from results.

Emerging Markets Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	14.21%	2.64%	(3.44)%	13.58%	4.99%
MSCI Emerging Markets Index (Gross)	17.33%	5.96%	(0.98)%	17.37%	7.08%

Comparison of Change in the Value of a $100,000 Investment in the

Emerging Markets Equity Fund, Class A, versus the MSCI Emerging Markets Index (Gross)

[1]

For the year ended September 30, 2012. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

2	SEI Institutional International Trust / Annual Report / September 30, 2012

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2012

International Fixed Income Fund

I. Objective

The International Fixed Income Fund (the “Fund”) seeks to provide capital appreciation and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of September 30, 2012: AllianceBernstein L.P., Wellington Management Company, LLP and Fidelity International Investment Advisors (UK) Limited. For the year ended September 30, 2012, no manager changes were made.

Market Commentary

For the year ended September 30, 2012, markets experienced another roller coaster ride, flipping from “risk-on” to “risk-off” quite frequently. The new European Central Bank (ECB) President Mario Draghi has been extremely active all year-round. At the beginning of his mandate the ECB cut rates in December 2011 and followed suit with two rounds of long term refinancing operations (LTRO). The LTROs have been perceived as a game changer in Europe in terms of: 1) backstopping bank funding for long periods; 2) pushing all short-end rates and spreads lower; and 3) reviving demand for government bonds. The broader collateral eligibility that came along the second LTRO gave the opportunity to small financial entities to access the operation: a total of 800 banks borrowed 530 billion euro. The ECB’s efforts were reinforced by the Euro area finance ministers with an extension of EFSF/ ESM firewalls. The deal ensures €500 billion of lending capacity beyond the funds already committed will be available from the middle of 2012. On the Greek subject the new government took some measures including public and private sector wage cuts, reduction in the number of civil service employees, tax reform, pension reform and a host of other reforms in order to achieve a consolidation of 1.5% of gross domestic product (GDP) in 2012 and an additional 5% of GDP through 2015. By the end of the first quarter a second-round bailout was agreed with even more structural reforms in order to pay the March 20th bond maturity. In addition the PSI negotiations went throughout: EU172bn of bonds tenders in swap with consents from 85% of holders. The International Swaps and Derivatives Association (ISDA) voted that a Greek credit event occurred which triggered CDS contracts.

The second quarter saw the reversal of the first quarter in the form of renewed markets skepticism about two main worried: the stability of the euro area and the momentum in global growth / demand. Market anxiety about Spain flared up again. At the beginning of the period Spain was in the spotlight as confidence disappeared due to the large fiscal slippage in 2011 (2.5% of GDP). The Spanish government announced its fiscal consolidation plan for 2012, with measures worth EUR27.3bn for the central government budget. But the weak banking system came into light with the Bankia bailout which was much larger than estimated just two weeks prior and was placed on the country’s balance sheet despite the country moving back into recession in the first quarter. By the end of the quarter the decision to provide funds for Spanish bank recapitalization failed to stabilize markets.

At the beginning of the third quarter the ECB cut its main refinancing rate by 25bp to 0.75% as well as marginal deposit and lending rates. The deposit rate is now at zero. During the last ECB meeting of the quarter President Draghi introduced a new policy approach that seeks to navigate the current difficult path in a judicious manner and is called Outright Monetary Transactions (OMT). More precisely, any country requesting ECB action will first be required to have signed up for either a full EFSF/ESM program (such as Greece, Ireland, Portugal) or at minimum to have set up a precautionary program. Precautionary programs are akin to the IMF’s precautionary credit line. The market reaction was strong and positive as investors realized that it was a step towards fiscal union.

The substantially stimulating monetary policy applied in Europe was used throughout the world: the US, Japan, the UK and China all loosened their monetary policy to fight the economic slowdown and the lack of political leadership.

On the market front the major treasury markets (U.S., Europe and UK) are lower than a year ago. Spreads on government debt within the eurozone tightened significantly, especially since the LTRO announcement. On the corporate-bond side, spreads tightened, especially in the US, as companies deleveraged their balance sheets and are still sitting on a pile of cash to stomach a potentially global downturn.

SEI Institutional International Trust / Annual Report / September 30, 2012	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2012

International Fixed Income Fund (Concluded)

III. Return vs. Benchmark

For year ended September 30, 2012, the Fund outperformed the Barclays Capital Global Aggregate ex-USD Index, Hedged (the “Index”) returning 6.34% versus the Index return of 5.86%.

IV. Fund Attribution

The fund kept a short duration positioning throughout the year which overall was marginally positive. The main contributor to performance was the asset allocation call through an overweight stance to the corporate, especially financials, and securitized sectors and an underweight stance to the sovereign sector. Another positive driver of performance was the security selection within the corporate and securitized sub-sectors. The country selection was positive as the fund successfully managed to adjust the exposure of the so-called peripheral countries according to the market environment. Treasury futures, currency forwards, options and swaps were used to efficiently assist in managing the Fund’s duration, currency and yield-curve exposures.

International Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	6.34%	4.85%	4.03%	4.74%	4.63%
Barclays Capital Global Aggregate ex-US Index, Hedged	5.86%	4.22%	4.84%	4.46%	6.17%

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, Class A, versus the Barclays Capital Global Aggregate ex-US Index, Hedged

[1]

For the year ended September 30, 2012. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

4	SEI Institutional International Trust / Annual Report / September 30, 2012

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2012

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisers as of September 30, 2012: Ashmore Investment Management Limited, ING Investment Management Advisors, B.V. and Stone Harbor Investment Partners LP. For the year ended September 30, 2012, no manager changes were made.

III. Market Commentary

For the year ended September 30, 2012, emerging markets debt (EMD) posted a return of 18.52% (as measured by a blended benchmark) during a roller-coaster market that saw increasing asset prices despite persistent volatility. EMD began the period with a stretch of volatility caused by resolution of the U.S. debt ceiling crisis and deepening concerns over financial stresses in Europe. Investor risk appetite returned on news of an improving outlook in Europe, positive developments in China, a temporary respite from the U.S. government’s fiscal challenges, and relatively attractive valuations that resulted from a mid-2011 selloff across global markets.

Emerging markets local-currency debt posted positive absolute returns, but failed to keep pace with the strong dollar market during the period. Local currency assets were severely impaired in September 2011, coming off another period of volatility, causing investors to return to external-debt sectors. After additional volatility in the second quarter of 2012, the European Central Bank and U.S. Federal Reserve provided more support to financial markets, enacting measures designed to minimize the likelihood of extremely severe market events in the short term. Central bank policies in emerging markets also began to ease as inflation risks took a backseat to fears of a global slowdown.

The accommodative tone from policymakers caused a surge in appetite for external emerging market debt assets. This resulted in asset-class inflows of approximately $60 billion — $25 billion more than projected at the start of 2012 — with another quarter left in calendar year 2012. These positive technicals put upward pressure on EMD asset prices and boosted returns, despite liquidity challenges and supply imbalances. New issuance, which usually helps absorb investor inflows, was largely completed at the start of 2012 and thus unavailable to offset a sharp decline in yields. Though sovereign financing remained quiet, very strong issuance in new corporate deals helped pick up the slack. Investors are still becoming acquainted with the growing EMD corporate sector.

Growth expectations in emerging markets declined during the period, yet remain significantly higher than in the developed world. Economic fundamentals continued to improve despite fiscal pressures in a few countries, giving way to more credit-rating upgrades—a trend that is expected to continue. The strong technical environment has clearly supported asset prices, but we believe it is ultimately the positive underlying long-term fundamentals that are supporting investors’ increasing comfort with the emerging markets debt asset class.

IV. Return vs. Benchmark

From September 30, 2011 through June 30, 2012, the Fund’s benchmark was the JP Morgan EMBI Global Diversified Index. During that period, the Fund outperformed the benchmark, returning 13.11% versus 12.11%.

From June 30, 2012 through September 30, 2012, the Fund’s benchmark was 50% JP Morgan EMBI Global Diversified Index and 50% JP Morgan GBI-EM Global Diversified Index. During that period, the Fund outperformed the benchmark, returning 6.16% versus 5.72%.

For the year ended September 30, 2012, the Fund returned 18.48% versus a linked return of 18.52% for the two benchmarks used during the period.

SEI Institutional International Trust / Annual Report / September 30, 2012	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2012

Emerging Markets Debt Fund (Concluded)

V. Fund Attribution

Adding to the Fund’s relative return for the period was an overweight to local-currency debt (particularly in Mexico and Brazil), security selection in quasi-sovereign debt, an underweight to Lebanon and security selection in Venezuela.

At the country level, security selection in Mexico was the largest contributor to relative return as the country’s debt benefited from a high correlation to U.S. Treasuries, which rallied. Mexico’s currency, the peso, also rallied on favorable economic growth expectations for continued reforms under the new administration. Local-currency debt in Brazil was also a strong contributor to performance, with the majority of returns derived from local rates rather than changes in the exchange rate (the Brazilian government currently manages the U.S. dollar-exchange rate of its currency, the real). Bond yields fell and prices rose as Brazil’s central bank slashed interest rates after it became apparent that global growth was slowing. An underweight in Lebanon, one of the benchmark’s worst performers, was beneficial. Demographics and high levels of debt resulted in unattractive fundamentals there. Security selection in Venezuela’s Energy sector helped returns thanks to supportive oil prices. Bonds in Venezuela also posted a rally during the year on expectations of a potential regime change which would have been viewed as market friendly.

Detracting from relative returns was a broader allocation to corporate debt, which performed well but lagged dollar debt during the year. An overweight to Argentina detracted in the Fund’s fiscal year but benefited returns in the third quarter of 2012. An underweight to Peru and an overweight to local-currency debt in India also detracted from returns. Currency forwards and swap contracts were used in the Fund for the year ended September 30, 2012 as a way to either hedge particular positions or gain exposure to additional areas of the market. These tools, which allow for more efficient portfolio management, had a marginally positive impact on Fund performance.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	18.48%	11.80%	9.34%	14.25%	10.77%
JP Morgan EMBI Global Diversified Index	19.55%	11.83%	10.07%	11.74%	10.04%
50/50 Blended Benchmark consisting of the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan GBI-EM Global Diversified Index	16.18%	10.72%	9.50%	N/A	N/A

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class A, versus the JP Morgan EMBI Global Diversified Index

[1]

For the year ended September 30, 2012. Past performance is no indication of future performance. Class A Shares were offered beginning June 26, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

N/A — Not Applicable.

6	SEI Institutional International Trust / Annual Report / September 30, 2012

SUMMARY SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2012

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.8%

Argentina — 0.0%
Other Securities	0.0%		$42

Australia — 3.1%
Australia & New Zealand Banking Group	0.6	407,583	10,490
Newcrest Mining	0.5	330,170	10,005
Other Securities	2.0		35,728

			56,223

Austria — 0.0%
Other Securities	0.0		651

Belgium — 1.7%
Anheuser-Busch InBev	0.9	197,567	16,819
Other Securities	0.8		15,226

			32,045

Bosnia and Herzegovina — 0.1%
Other Securities	0.1		2,288

Brazil — 0.4%
Other Securities	0.4		6,729

Canada — 3.5%
Barrick Gold	0.5	225,222	9,405
Other Securities	3.0		54,514

			63,919

Chile — 0.2%
Other Securities	0.2		4,407

China — 0.4%
Other Securities	0.4		7,249

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Colombia — 0.1%
Other Securities	0.1%		$2,622

Czech Republic — 0.1%
Other Securities	0.1		2,161

Denmark — 1.2%
Novo Nordisk, Cl B	0.6	62,554	9,894
Other Securities	0.6		12,013

			21,907

Finland — 0.3%
Other Securities	0.3		6,212

France — 8.8%
BNP Paribas (A)	0.6	207,576	9,875
Sanofi	1.6	353,602	30,183
Schneider Electric	0.8	238,540	14,134
Total	0.5	194,192	9,643
Other Securities	5.3		98,741

			162,576

Germany — 8.4%
Bayer	0.5	108,656	9,342
Daimler	0.5	189,074	9,162
Deutsche Boerse (A)	0.6	205,895	11,407
Linde (A)	0.8	88,407	15,241
Muenchener Rueckversicherungs	0.5	55,307	8,645
Siemens	0.9	158,522	15,828
Other Securities	4.6		85,837

			155,462

Hong Kong — 3.0%
Other Securities	3.0		55,811

India — 0.3%
Other Securities	0.3		6,238

Indonesia — 0.1%
Other Securities	0.1		2,052

Ireland — 1.1%
Experian	0.5	541,123	8,992
Other Securities	0.6		11,933

			20,925

Israel — 0.8%
Check Point Software Technologies*	0.5	185,968	8,956
Other Securities	0.3		6,075

			15,031

SEI Institutional International Trust / Annual Report / September 30, 2012	7

SUMMARY SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2012

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Italy — 0.9%
Other Securities	0.9%		$16,753

Japan — 16.0%
Chugai Pharmaceutical	0.0	10,400	219
Fanuc	0.8	85,700	13,857
Honda Motor (A)	0.7	387,000	11,923
JGC	0.6	309,200	10,353
Jupiter Telecommunications	0.5	8,833	8,992
KDDI	0.5	110,600	8,615
Mabuchi Motor (A)	0.5	178,500	8,191
Nippon Telegraph & Telephone	0.6	222,200	10,624
Seven & I Holdings	0.8	444,200	13,686
Toyota Motor	0.7	331,200	12,941
Other Securities	10.6		195,952

			295,353

Malta — 0.0%
Other Securities	0.0		—

Mexico — 0.3%
Other Securities	0.3		5,204

Netherlands — 4.7%
Akzo Nobel	0.8	267,747	15,153
Reed Elsevier	0.6	869,613	11,641
Other Securities	3.3		59,079

			85,873

New Zealand — 0.1%
Other Securities	0.1		2,584

Norway — 1.3%
DNB	0.6	920,593	11,297
Other Securities	0.7		11,887

			23,184

Poland — 0.1%
Other Securities	0.1		1,791

Portugal — 0.0%
Other Securities	0.0		179

Russia — 0.8%
Sberbank of Russia ADR	0.5	752,179	8,763
Other Securities	0.3		4,973

			13,736

Singapore — 1.4%
Other Securities	1.4		25,906

South Africa — 0.6%
Other Securities	0.6		11,301

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

South Korea — 2.8%
KT&G	0.6%	137,854	$10,506
Samsung Electronics	0.9	13,366	16,187
Other Securities	1.3		24,540

			51,233

Spain — 1.0%
Other Securities	1.0		19,119

Sweden — 2.1%
Other Securities	2.1		39,292

Switzerland — 8.5%
Givaudan	0.7	14,019	13,314
Nestle	1.2	337,630	21,304
Novartis	1.1	341,225	20,895
Roche Holding	1.8	175,867	32,879
SGS	0.5	4,654	9,568
Sulzer	0.4	56,389	8,220
Zurich Insurance Group	0.6	47,073	11,731
Other Securities	2.2		38,248

			156,159

Taiwan — 0.1%
Other Securities	0.1		1,418

Thailand — 0.1%
Other Securities	0.1		1,630

United Kingdom — 18.4%
BG Group	0.9	779,002	15,724
BHP Billiton	0.7	405,901	12,617
British American Tobacco	0.6	229,719	11,794
Diageo	0.4	291,195	8,180
HSBC Holdings	0.4	874,000	8,223
Petrofac	0.6	394,859	10,170
Rolls-Royce Holdings	0.5	606,526	8,257
Shire	0.5	305,490	8,949
Tesco	0.9	3,215,538	17,239
Vodafone Group	1.0	6,631,151	18,819
Other Securities	11.9		219,738

			339,710

United States — 1.0%
Other Securities	1.0		17,419

Total Common Stock (Cost $1,711,127) ($ Thousands)			1,732,394

8	SEI Institutional International Trust / Annual Report / September 30, 2012

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

PREFERRED STOCK — 0.4%

Brazil — 0.1%
Other Securities	0.1%		$1,383

Germany — 0.3%
Other Securities	0.3		6,421

Total Preferred Stock (Cost $7,335) ($ Thousands)			7,804

U.S. TREASURY OBLIGATIONS — 0.3%
Other Securities	0.3		4,399

Total U.S. Treasury Obligations (Cost $4,399) ($ Thousands)			4,399

RIGHTS — 0.0%

France — 0.0%
Other Securities	0.0		41

Total Rights (Cost $—) ($ Thousands)			41

AFFILIATED PARTNERSHIP — 6.3%
SEI Liquidity Fund, L.P. 0.150%**† (B)	6.3	118,692,866	116,607

Total Affiliated Partnership (Cost $118,693) ($ Thousands)			116,607

CASH EQUIVALENT — 3.1%
SEI Daily Income Trust, Prime Obligation Fund, CI A 0.070%**†	3.1	57,461,405	57,461

Total Cash Equivalent (Cost $57,461) ($ Thousands)			57,461

Description	Percentage of Net Assets (%)	Face Amount (1) (thousands)		Market Value ($ Thousands)

TIME DEPOSITS — 2.7%

United States — 2.7%
Brown Brothers Harriman
4.150%, 10/01/2012		ZAR	14	$2
2.580%, 10/01/2012		AUD	309	321
1.550%, 10/01/2012		NZD	137	114
0.550%, 10/01/2012		NOK	715	125
0.400%, 10/01/2012		SEK	10	2
0.185%, 10/01/2012		CAD	6	6
0.054%, 10/01/2012		GBP	598	965
0.030%, 10/01/2012			46,735	46,735
0.010%, 10/01/2012		JPY	30,165	388
0.010%, 10/01/2012		SGD	140	114
0.005%, 10/01/2012		HKD	1,747	225
0.005%, 10/01/2012		CHF	1,060	1,128
(0.014)%, 10/01/2012		EUR	288	370
(0.200)%, 10/01/2012		DKK	852	147

Total Time Deposits (Cost $50,642) ($ Thousands)				50,642

Total Investments — 106.6% (Cost $1,949,657) ($ Thousands)††				$1,969,348

A list of the open futures contracts held by the Fund at September 30, 2012, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	585	Dec-2012	$(930)
FTSE 100 Index	198	Dec-2012	(327)
Hang Seng Index	25	Oct-2012	30
SPI 200 Index	57	Dec-2012	(28)
Topix Index	155	Dec-2012	235

			$(1,020)

For the year ended September 30, 2012, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2012, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Depreciation ($ Thousands)
11/02/2012	EUR	11,621	USD	14,562	$(391)

SEI Institutional International Trust / Annual Report / September 30, 2012	9

SUMMARY SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)

September 30, 2012

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2012, is as follows:

Counterparty	Settlement Date	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
State Street	11/02/2012	(14,953)	14,562	$(391)

For the year ended September 30, 2012, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,848,122 ($ Thousands).

*	Non-income producing security

**	Rate shown is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliated security (See Note 4).

(1)	In U.S. Dollars unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2012. The total market value of such securities at September 30, 2012 was $111,744 ($ Thousands) (See Note 8).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 8). The total value of such securities on loan at September 30, 2012 was $116,607 ($ Thousands).

††	The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krone

SGD — Singapore Dollar

SPI — Share Price Index

USD — U.S. Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$1,726,328	$5,712	$354	$1,732,394
Preferred Stock	7,804	—	—	7,804
U.S. Treasury Obligations	—	4,399	—	4,399
Rights	41	—	—	41
Affiliated Partnership	—	116,607	—	116,607
Cash Equivalent	57,461	—	—	57,461
Time Deposits	—	50,642	—	50,642

Total Investments in Securities	$1,791,634	$177,360	$354	$1,969,348

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(1,020)	$—	$—	$(1,020)
Forwards Contracts*	—	(391)	—	(391)

Total Other Financial Instruments	$(1,020)	$(391)	$—	$(1,411)

(1)	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

*	Futures and forwards contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2012, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded (see Note 2).

For the year ended September 30, 2012, there were transfers from Level 2 into Level 3 assets and liabilities for certain securities. The primary reason for changes in the classifications between Level 2 and Level 3 occurs when trading of securities are halted on the primary exchange on which they are traded.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional International Trust / Annual Report / September 30, 2012

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

September 30, 2012

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.6%

Argentina — 0.2%
Other Securities	0.2%		$2,067

Austria — 0.2%
Other Securities	0.2		1,546

Brazil — 9.3%
Gerdau ADR (A)	0.6	550,665	5,237
Petroleo Brasileiro ADR	1.1	413,765	9,492
Petroleo Brasileiro	0.1	80,722	923
Totvs	0.5	215,292	4,456
Vale	0.1	58,092	1,038
Vale ADR, Cl B	0.6	300,325	5,376
Other Securities	6.3		57,050

			83,572

Canada — 1.3%
Pacific Rubiales Energy (A)	0.5	196,676	4,695
Other Securities	0.8		7,192

			11,887

Chile — 0.5%
Other Securities	0.5		3,999

China — 11.5%
AAC Technologies Holdings (A)	0.6	1,498,180	5,411
Agricultural Bank of China, Cl H (A)	0.5	12,488,732	4,865
Baidu ADR* (A)	0.4	32,500	3,797
Beijing Capital International Airport, Cl H	0.1	1,094,000	734
China Coal Energy, Cl H	0.1	1,206,000	1,101
China Communications Services, Cl H	0.1	810,000	469

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

China Construction Bank, Cl H	0.9%	11,602,800	$8,051
China Life Insurance, Cl H	0.2	602,000	1,739
China Petroleum & Chemical ADR (A)	0.2	20,200	1,867
China Railway Construction, Cl H	0.0	232,500	208
China Railway Group, Cl H	0.1	1,655,000	724
Dongfeng Motor Group, Cl H	0.0	268,000	313
Foxconn International Holdings* (A)	0.1	3,333,000	1,096
Industrial & Commercial Bank of China, Cl H	1.0	14,800,419	8,743
PetroChina ADR (A)	0.4	27,766	3,586
PetroChina, Cl H	0.4	2,794,119	3,661
Tencent Holdings	0.4	109,547	3,733
Zhejiang Expressway, Cl H	0.1	1,012,000	705
Other Securities	5.9		52,892

			103,695

Colombia — 0.9%
Bancolombia ADR, Cl R (A)	0.4	63,000	3,762
Other Securities	0.5		4,519

			8,281

Cyprus — 0.5%
Other Securities	0.5		4,627

Czech Republic — 0.3%
Other Securities	0.3		2,713

Denmark — 0.1%
Other Securities	0.1		699

Egypt — 0.1%
Other Securities	0.1		565

Guernsey — 0.0%
Other Securities	0.0		357

Hong Kong — 5.8%
China Mengniu Dairy (A)	0.4	1,240,815	3,713
China Mobile	1.1	906,645	10,051
China Mobile ADR (A)	0.2	39,540	2,189
China Resources Enterprise (A)	0.1	386,000	1,289
China State Construction International Holdings (A)	0.5	3,631,784	4,272
China Unicom Hong Kong ADR (A)	0.3	145,490	2,373
CNOOC ADR	0.2	9,710	1,969
CNOOC	0.4	1,643,407	3,370
Cosco International Holdings	0.0	208,805	82
Dah Chong Hong Holdings	0.1	743,400	677

SEI Institutional International Trust / Annual Report / September 30, 2012	11

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

September 30, 2012

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Vinda International Holdings (A)	0.4%	2,628,460	$3,621
Other Securities	2.1		18,958

			52,564

Hungary — 0.0%
Other Securities	0.0		367

India — 7.0%
Cairn India*	0.8	1,163,614	7,303
ICICI Bank ADR (A)	0.7	165,744	6,653
Reliance Industries GDR (B)	0.7	190,252	5,989
Other Securities	4.8		42,898

			62,843

Indonesia — 2.4%
Bank Rakyat Indonesia Persero	0.5	5,983,451	4,658
Other Securities	1.9		17,101

			21,759

Ireland — 0.1%
Other Securities	0.1		1,284

Israel — 0.4%
Other Securities	0.4		3,259

Macau — 0.3%
Other Securities	0.3		2,664

Malaysia — 1.8%
Other Securities	1.8		16,293

Mexico — 5.0%
Genomma Lab Internacional, Cl B* (A)	0.7	3,040,501	5,891
Grupo Financiero Banorte, Cl O	0.5	825,351	4,670
Grupo Televisa ADR	0.7	258,043	6,067
Other Securities	3.1		27,987

			44,615

Netherlands — 0.4%
Other Securities	0.4		3,099

Peru — 0.6%
Credicorp	0.5	36,900	4,623
Other Securities	0.1		268

			4,891

Philippines — 0.7%
Other Securities	0.7		6,009

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Poland — 0.9%
Other Securities	0.9%		$8,478

Russia — 7.2%
Gazprom ADR (A)	1.0	913,965	9,222
Gazprom Neft JSC ADR	0.0	11,637	286
Lukoil ADR	1.0	141,281	8,694
Rosneft GDR	0.0	27,110	182
Rosneft Oil GDR	0.5	647,645	4,353
Sberbank of Russia ADR (A)	1.5	1,097,060	12,845
Uralkali GDR	0.4	87,400	3,616
VTB Bank GDR	0.2	636,355	2,119
Other Securities	2.6		23,568

			64,885

Singapore — 0.0%
Other Securities	0.0		305

South Africa — 5.4%
MTN Group	0.6	268,069	5,205
Standard Bank Group	0.6	456,800	5,848
Other Securities	4.2		37,770

			48,823

South Korea — 14.7%
Hyundai Motor	0.7	27,260	6,181
KB Financial Group ADR (A)	0.4	103,265	3,644
KCC	0.4	14,732	3,864
Kia Motors	0.5	72,671	4,538
Korea Zinc	0.5	10,526	4,626
Samsung Electronics	3.7	27,482	33,282
SK Telecom ADR (A)	0.5	325,994	4,740
Sung Kwang Bend	0.4	161,697	3,834
Other Securities	7.6		67,649

			132,358

Taiwan — 7.7%
Hon Hai Precision Industry	1.1	3,258,159	10,226
Taiwan Semiconductor Manufacturing	0.6	1,812,219	5,552
Taiwan Semiconductor Manufacturing ADR	0.6	363,089	5,744
Other Securities	5.4		48,057

			69,579

Thailand — 2.6%
Other Securities	2.6		23,551

Turkey — 2.1%
Other Securities	2.1		18,700

12	SEI Institutional International Trust / Annual Report / September 30, 2012

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

United Arab Emirates — 0.2%
Other Securities	0.2%		$1,773

United Kingdom — 1.5%
Other Securities	1.5		13,516

United States — 1.9%
Yahoo!*	0.5	264,900	4,232
Other Securities	1.4		12,582

			16,814

Total Common Stock (Cost $806,414) ($ Thousands)			842,437

PREFERRED STOCK — 4.0%

Brazil — 4.0%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (A)	0.4	84,960	3,833
Cia de Bebidas das Americas ADR (A)	0.4	96,492	3,693
Cia Vale do Rio Doce ADR, Cl B	0.0	1,393	24
Petroleo Brasileiro, Cl Preference	0.3	214,816	2,367
Petroleo Brasileiro ADR, Cl A (A)	0.9	362,457	7,999
Vale ADR, Cl B (A)	0.4	202,297	3,512
Other Securities	1.6		14,727

Total Preferred Stock (Cost $35,746) ($ Thousands)			36,155

EXCHANGE TRADED FUNDS — 0.7%

United States — 0.6%
iShares MSCI Emerging Markets Index Fund	0.6	124,063	5,126

Hong Kong — 0.1%
Other Securities	0.1		1,112

Total Exchange Traded Funds (Cost $6,173) ($ Thousands)			6,238

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997 0.000%, 09/30/49 (B)	0.0	8	—

Total Debenture Bond (Cost $—) ($ Thousands)			—

Description	Percentage of Net Assets (%)	Shares/ Face Amount (1) (Thousands)		Market Value ($ Thousands)

RIGHTS — 0.0%

Thailand — 0.0%
Other Securities	0.0%			$268

Total Rights (Cost $0) ($ Thousands)				268

AFFILIATED PARTNERSHIP — 10.0%
SEI Liquidity Fund, L.P. 0.150%**† (D)	10.0		91,070,119	89,808

Total Affiliated Partnership (Cost $91,070) ($ Thousands)				89,808

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.070%**†	0.5		4,231,824	4,232

Total Cash Equivalent (Cost $4,232) ($ Thousands)				4,232

TIME DEPOSITS — 1.2%

United States — 1.2%
Brown Brothers Harriman
4.150%, 10/01/2012		ZAR	842	102
0.550%, 10/01/2012		NOK	—	—
0.400%, 10/01/2012		SEK	—	—
0.185%, 10/01/2012		CAD	—	—
0.054%, 10/01/2012		GBP	5	9
0.030%, 10/01/2012			9,836	9,836
0.010%, 10/01/2012		SGD	7	5
0.005%, 10/01/2012		HKD	3,253	420
0.005%, 10/01/2012		CHF	—	—
(0.014)%, 10/01/2012		EUR	1	1
(0.200)%, 10/01/2012		DKK	3	—

Total Time Deposits (Cost $10,373) ($ Thousands)				10,373

Total Investments — 110.0% (Cost $954,008) ($ Thousands)††				$989,511

Percentages are based on a Net Assets of $899,730 ($ Thousands).

*	Non-income producing security

**	Rate shown is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliated security (See Note 4).

(1)	In U.S. Dollars unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $87,300 ($ Thousands) (See Note 8).

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Variable Rate Security — The rate reported on the Summary Schedule of Investments is the rate in effect as of September 30, 2012.

SEI Institutional International Trust / Annual Report / September 30, 2012	13

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Concluded)

September 30, 2012

(D)	This security was purchased with cash collateral held from securities on loan (see Note 8). The total value of such securities at September 30, 2012 was $89,808 ($ Thousands).

††	The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

ADR — American Depositary Receipt

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3 (1)	Total
Common Stock	$834,741	$5,894	$1,802	$842,437
Preferred Stock	36,155	—	—	36,155
Exchange Traded Funds	6,238	—	—	6,238
Rights	268	—	—	268
Debenture Bond	—	—	—	—
Time Deposits	—	10,373	—	10,373
Affiliated Partnership	—	89,808	—	89,808
Cash Equivalent	4,232	—	—	4,232

Total Investments in Securities	$881,634	$106,075	$1,802	$989,511

(1)	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended September 30, 2012, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Level 1 and Level 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded (See Note 2).

For the year ended September 30, 2012, there were transfers between Level 2 and Level 3 assets and liabilities. The transfer was due to a change in the availability of observable inputs used to determine fair value.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

14	SEI Institutional International Trust / Annual Report / September 30, 2012

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2012

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 92.6%

Australia — 1.8%
Government of Australia, Ser 124
5.750%, 05/15/2021	0.5%	1,900	$2,415
Other Securities	1.3		6,597

			9,012

Austria — 1.2%
Republic of Austria
4.300%, 09/15/2017	0.4	1,420	2,132
3.900%, 07/15/2020	0.0	75	112
3.650%, 04/20/2022	0.1	290	429
3.200%, 02/20/2017	0.1	300	427
1.950%, 06/18/2019	0.5	1,900	2,538
Republic of Austria, Ser 97-6
6.250%, 07/15/2027	0.1	225	423

			6,061

Belgium — 3.8%
Kingdom of Belgium, Ser 44
5.000%, 03/28/2035	0.2	500	816
Kingdom of Belgium, Ser 47
3.250%, 09/28/2016	2.1	7,325	10,276
Kingdom of Belgium, Ser 48
4.000%, 03/28/2022	0.2	725	1,058
Kingdom of Belgium, Ser 49
4.000%, 03/28/2017	0.1	230	333
Kingdom of Belgium, Ser 50
4.000%, 03/28/2013	0.8	3,200	4,194
Kingdom of Belgium, Ser 58
3.750%, 09/28/2020	0.1	231	332
Kingdom of Belgium, Ser 65
4.250%, 09/28/2022	0.0	125	185
Other Securities	0.3		1,396

			18,590

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Brazil — 0.3%
Other Securities	0.3%			$1,318

Canada — 4.7%
Government of Canada
5.750%, 06/01/2033	0.4		1,300	2,074
5.000%, 06/01/2037	0.4		1,300	1,975
4.250%, 06/01/2018	0.2		715	841
3.500%, 06/01/2020	0.9		3,795	4,396
2.750%, 06/01/2022	0.4		1,800	1,993
2.250%, 08/01/2014	0.2		1,000	1,038
2.000%, 06/01/2016	0.3		1,425	1,489
1.500%, 03/01/2017	0.0		255	262
1.500%, 09/01/2017	0.2		825	846
Other Securities	1.7			8,177

				23,091

China — 0.1%
Other Securities	0.1			335

Czech Republic — 0.1%
Other Securities	0.1			462

Denmark — 1.7%
DONG Energy MTN
6.500%, 05/07/2019	0.1	EUR	245	397
Kingdom of Denmark
4.500%, 11/15/2039	0.1		1,300	336
4.000%, 11/15/2017	0.4		8,915	1,807
3.125%, 03/17/2014	0.1	EUR	500	671
3.000%, 11/15/2021	0.9		21,800	4,329
Other Securities	0.2			1,098

				8,638

Finland — 1.2%
Government of Finland
3.375%, 04/15/2020	0.8		2,550	3,755
Other Securities	0.4			1,940

				5,695

France — 5.7%
EDF MTN
6.500%, 01/26/2019 (A)	0.1	USD	250	306
5.500%, 10/17/2041	0.0	GBP	100	178
4.125%, 03/25/2027	0.0		100	139
4.000%, 11/12/2025	0.0		150	206
French Treasury Note
1.000%, 07/25/2017	0.1		235	304
0.750%, 09/25/2014	0.2		800	1,041
Government of France
5.000%, 10/25/2016	0.5		1,760	2,656
4.750%, 04/25/2035	0.3		815	1,331
4.500%, 04/25/2041	0.3		1,060	1,701

SEI Institutional International Trust / Annual Report / September 30, 2012	15

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2012

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

3.250%, 10/25/2021	0.1%		350	$494
3.000%, 10/25/2015	1.1		3,850	5,343
3.000%, 04/25/2022	0.1		555	764
Other Securities	2.9			13,534

				27,997

Germany — 11.9%
Bundesobligation
1.250%, 10/14/2016	0.7		2,470	3,301
0.500%, 04/07/2017	0.3		1,150	1,486
Bundesobligation Inflation Linked Bond
2.250%, 04/15/2013	5.1		19,144	25,089
Bundesobligation, Ser 159
2.000%, 02/26/2016	0.0		95	130
Bundesrepublik Deutschland
3.250%, 07/04/2021	0.6		1,850	2,779
3.000%, 07/04/2020	0.1		295	434
2.500%, 01/04/2021	0.1		437	622
2.250%, 09/04/2020	0.0		120	168
2.000%, 01/04/2022	1.7		6,000	8,172
1.750%, 07/04/2022	0.1		250	332
Bundesrepublik Deutschland, Ser 00
5.500%, 01/04/2031	0.1		340	660
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/2034	0.2		460	853
Bundesrepublik Deutschland, Ser 07
4.250%, 07/04/2039	0.4		1,185	2,152
4.000%, 01/04/2018	0.0		25	38
Bundesrepublik Deutschland, Ser 08
4.750%, 07/04/2040	0.0		25	49
4.250%, 07/04/2018	0.0		125	193
KFW MTN
4.375%, 07/04/2018	0.3		915	1,395
0.875%, 11/15/2013	0.4		1,625	2,109
Kreditanstalt fuer Wiederaufbau
4.750%, 08/12/2015	0.2	SEK	6,000	996
4.375%, 10/11/2013	0.3		1,050	1,410
3.875%, 01/21/2019	0.2		575	861
3.375%, 08/30/2017	0.1	CHF	370	454
Landwirtschaftliche Rentenbank MTN
3.750%, 02/11/2016	0.0		173	247
Other Securities	1.0			4,811

				58,741

Indonesia — 0.1%
Other Securities	0.1			412

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Ireland — 0.5%
Other Securities	0.5%		$2,377

Italy — 4.9%
Edison MTN
3.875%, 11/10/2017	0.2	600	826
Italy Buoni Poliennali Del Tesoro
6.500%, 11/01/2027	0.1	500	693
6.000%, 05/01/2031	0.1	500	661
5.500%, 09/01/2022	0.0	130	173
5.000%, 09/01/2040	0.4	1,755	2,023
5.000%, 03/01/2022	0.4	1,500	1,938
4.750%, 05/01/2017	0.6	2,105	2,799
4.750%, 09/01/2021	0.9	3,250	4,165
4.500%, 03/01/2019	0.1	400	519
4.250%, 10/15/2012	0.2	585	753
4.250%, 02/01/2015	0.6	2,325	3,099
3.750%, 03/01/2021	0.1	255	307
3.500%, 06/01/2014	0.3	1,150	1,507
Italy Buoni Poliennali Del Tesoro Inflation Linked Bond
2.100%, 09/15/2021	0.3	1,430	1,620
2.100%, 09/15/2016	0.2	733	930
Other Securities	1.0		1,914

			23,927

Japan — 22.2%
Government of Japan 5 Year Bond, Ser 79
0.700%, 12/20/2013	1.2	447,300	5,791
Government of Japan 5 Year Bond, Ser 95
0.600%, 03/20/2016	0.8	313,950	4,102
Government of Japan 10 Year Bond, Ser 275
1.400%, 12/20/2015	1.7	626,600	8,385
Government of Japan 10 Year Bond, Ser 284
1.700%, 12/20/2016	0.3	100,000	1,369
Government of Japan 10 Year Bond, Ser 288
1.700%, 09/20/2017	3.6	1,277,950	17,646
Government of Japan 10 Year Bond, Ser 298
1.300%, 12/20/2018	0.9	321,150	4,377
Government of Japan 10 Year Bond, Ser 301
1.500%, 06/20/2019	0.7	235,300	3,248
Government of Japan 10 Year Bond, Ser 303
1.400%, 09/20/2019	0.2	74,050	1,016
Government of Japan 10 Year Bond, Ser 308
1.300%, 06/20/2020	2.8	1,016,000	13,849

16	SEI Institutional International Trust / Annual Report / September 30, 2012

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Government of Japan 10 Year Bond, Ser 316
1.100%, 06/20/2021	0.4%	165,550	$2,212
Government of Japan 10 Year Bond, Ser 318
1.000%, 09/20/2021	0.6	225,000	2,979
Government of Japan 10 Year Bond, Ser 321
1.000%, 03/20/2022	0.0	12,000	158
Government of Japan 20 Year Bond, Ser 48
2.500%, 12/21/2020	1.9	629,450	9,340
Government of Japan 20 Year Bond, Ser 55
2.000%, 03/21/2022	0.8	257,000	3,691
Government of Japan 20 Year Bond, Ser 99
2.100%, 12/20/2027	1.6	538,250	7,638
Government of Japan 20 Year Bond, Ser 106
2.200%, 09/20/2028	0.2	67,150	962
Government of Japan 20 Year Bond, Ser 109
1.900%, 03/20/2029	0.1	39,000	535
Government of Japan 20 Year Bond, Ser 112
2.100%, 06/20/2029	2.6	910,000	12,789
Government of Japan 20 Year Bond, Ser 128
1.900%, 06/20/2031	0.0	15,000	202
Government of Japan 30 Year Bond, Ser 29
2.400%, 09/20/2038	0.3	103,250	1,489
Government of Japan 30 Year Bond, Ser 30
2.300%, 03/20/2039	0.8	294,150	4,158
Government of Japan 30 Year Bond, Ser 33
2.000%, 09/20/2040	0.5	167,000	2,212
Government of Japan 30 Year Bond, Ser 34
2.200%, 03/20/2041	0.1	30,000	414
Government of Japan 30 Year Bond, Ser 36
2.000%, 03/20/2042	0.0	10,000	132
Other Securities	0.1		759

			109,453

Jersey — 0.1%
Other Securities	0.1		715

Malaysia — 0.2%
Other Securities	0.2		820

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Mexico — 1.1%
Mexican Bonos, Ser M10
7.750%, 12/14/2017	0.4%		24,085	$2,108
Mexican Bonos, Ser MI10
9.000%, 12/20/2012	0.6		40,000	3,141
Other Securities	0.1			295

				5,544

Netherlands — 4.3%
ABN Amro Bank MTN
4.875%, 01/16/2019	0.1	GBP	200	352
3.750%, 07/15/2014	0.2		750	1,022
Kingdom of Netherlands
4.500%, 07/15/2017	0.2		500	758
4.000%, 07/15/2018	0.1		185	278
4.000%, 01/15/2037	0.1		300	499
3.500%, 07/15/2020	0.1		485	721
2.250%, 07/15/2022	1.2		4,305	5,804
Other Securities	2.3			11,545

				20,979

New Zealand — 0.3%
Other Securities	0.3			1,612

Norway — 0.4%
Other Securities	0.4			2,224

Poland — 0.3%
Other Securities	0.3			1,871

Qatar — 0.1%
Other Securities	0.1			441

Russia — 0.3%
Other Securities	0.3			1,329

Singapore — 0.8%
Government of Singapore
3.125%, 09/01/2022	0.5		2,805	2,635
Other Securities	0.3			1,353

				3,988

South Africa — 0.7%
Republic of South Africa, Ser R203
8.250%, 09/15/2017	0.7		24,405	3,259

South Korea — 0.6%
Other Securities	0.6			2,832

Spain — 2.1%
Banco Santander
4.625%, 01/20/2016	0.1		300	399

SEI Institutional International Trust / Annual Report / September 30, 2012	17

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2012

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Government of Spain
5.850%, 01/31/2022	0.0%		150	$191
5.500%, 04/30/2021	0.5		1,770	2,212
4.750%, 07/30/2014	0.3		925	1,217
4.700%, 07/30/2041	0.2		995	962
4.600%, 07/30/2019	0.0		155	190
4.200%, 01/31/2037	0.0		190	172
4.000%, 04/30/2020	0.1		285	331
3.800%, 01/31/2017	0.1		420	519
3.300%, 10/31/2014	0.1		475	608
Instituto de Credito Oficial MTN
2.375%, 03/04/2013 (A)	0.0	USD	200	199
Santander International Debt SAU MTN
4.625%, 03/21/2016	0.2		700	898
Santander Issuances, Ser 24
7.300%, 07/27/2019 (B)	0.1	GBP	400	602
Other Securities	0.4			2,261

				10,761

Supra-National — 0.3%
Other Securities	0.3			1,363

Sweden — 1.6%
Other Securities	1.6			7,749

Switzerland — 1.1%
Other Securities	1.1			5,317

Turkey — 0.3%
Other Securities	0.3			1,594

United Arab Emirates — 0.1%
Other Securities	0.1			384

United Kingdom — 11.9%
Abbey National Treasury Services MTN
5.500%, 06/18/2014	0.3		775	1,309
5.250%, 02/16/2029	0.2		450	877
5.125%, 04/14/2021	0.1		300	571
4.250%, 04/12/2021	0.1	EUR	350	517
3.625%, 09/08/2016	0.1	EUR	300	421
3.375%, 06/08/2015	0.1	EUR	500	685
Direct Line Insurance Group
9.250%, 04/27/2042 (B)	0.0		100	180
Eastern Power Networks MTN
6.000%, 11/12/2036	0.1		160	323
Royal Bank of Scotland
5.750%, 05/21/2014	0.2	EUR	600	828
5.125%, 01/13/2024	0.2		400	779
United Kingdom Gilt
5.000%, 03/07/2025	0.0		100	216
4.500%, 12/07/2042	0.8		1,890	3,915
4.250%, 06/07/2032	0.1		265	535
4.250%, 12/07/2049	0.0		25	50

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

4.250%, 12/07/2055	0.1%		175	$354
1.000%, 09/07/2017	0.7		2,200	3,600
United Kingdom Treasury
4.750%, 12/07/2030	0.5		1,250	2,687
4.750%, 12/07/2038	0.4		956	2,053
4.250%, 03/07/2036	0.2		550	1,097
4.250%, 09/07/2039	0.4		885	1,759
4.250%, 12/07/2040	0.1		285	565
4.000%, 09/07/2016	0.1		250	460
4.000%, 03/07/2022	0.6		1,490	2,929
2.250%, 03/07/2014	0.3		795	1,321
2.000%, 01/22/2016	0.2		533	907
1.750%, 01/22/2017	0.6		1,670	2,834
United Kingdom Treasury, Ser 2002
5.000%, 09/07/2014	0.1		200	353
Other Securities	5.3			26,354

				58,479

United States — 5.8%
Bank of America MTN
5.650%, 05/01/2018	0.1		350	399
Bank of America, Ser E MTN
5.125%, 09/26/2014	0.5	EUR	1,700	2,332
Citigroup
5.875%, 01/30/2042	0.0		75	90
4.500%, 01/14/2022	0.0		60	66
4.450%, 01/10/2017	0.1		550	604
4.250%, 02/25/2030 (B)	0.3	EUR	1,400	1,471
4.000%, 11/26/2015	0.1	EUR	230	317
JPMorgan Chase
4.500%, 01/24/2022	0.0		200	222
2.750%, 08/24/2022	0.1	EUR	300	386
0.921%, 10/12/2015 (B)	0.1	EUR	350	430
JPMorgan Chase Bank
0.877%, 05/31/2017 (B)	0.3	EUR	1,250	1,528
Merrill Lynch MTN
0.805%, 09/14/2018 (B)	0.1	EUR	375	405
US Bank MTN
0.817%, 02/28/2017 (B)	0.4	EUR	1,700	2,165
Other Securities	3.7			17,901

				28,316

Total Global Bonds (Cost $431,445) ($ Thousands)				455,686

MORTGAGE-BACKED SECURITIES — 3.3%

Non-Agency Mortgage-Backed Obligation — 3.3%
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
5.452%, 09/25/2034 (B)	0.0		191	187
Bear Stearns Commercial Mortgage Securities, Ser 2004-PWR6, Cl A6
4.825%, 11/11/2041	0.1		575	620

18	SEI Institutional International Trust / Annual Report / September 30, 2012

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Bear Stearns Commercial Mortgage Securities, Ser 2005-T18, Cl A4
4.933%, 02/13/2042 (B)	0.0%	135	$148
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW11, Cl A4
5.621%, 03/11/2039 (B)	0.1	450	511
Bear Stearns Commercial Mortgage Securities, Ser 2006-T24, Cl A4
5.537%, 10/12/2041	0.1	400	464
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl A4
5.906%, 06/11/2040 (B)	0.1	241	284
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl A4
5.694%, 06/11/2050 (B)	0.1	190	223
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.888%, 12/10/2049 (B)	0.3	1,140	1,341
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.262%, 12/10/2049 (B)	0.1	405	484
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A4
2.746%, 05/25/2035 (B)	0.2	897	867
Citigroup, Ser 2007-CD4, Cl A4
5.322%, 12/11/2049	0.1	325	370
Fosse Master Issuer, Ser 2011-1X, Cl A3
2.208%, 10/18/2054 (B)	0.1	285	466
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB18, Cl A4
5.440%, 06/12/2047	0.2	880	1,014
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1
5.008%, 12/25/2034 (B)	0.1	233	237
Merrill Lynch Mortgage Trust, Ser 2005-LC1, Cl A4
5.291%, 01/12/2044 (B)	0.1	370	414
Merrill Lynch, Ser 2007-7, Cl A4
5.810%, 06/12/2050 (B)	0.1	285	319
Other Securities	1.7		8,369

Total Mortgage-Backed Securities (Cost $15,731) ($ Thousands)			16,318

CORPORATE OBLIGATIONS — 2.3%

United States — 2.3%
Bank of America MTN
5.000%, 05/13/2021	0.0	175	192
Other Securities	2.3		11,014

Total Corporate Obligations (Cost $10,279) ($ Thousands)			11,206

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 0.4%

Automotive — 0.4%
Bank of America Auto Trust, Ser 2012-1, Cl A2
0.590%, 11/17/2014	0.2%		900	$901
Other Securities	0.2			914

				1,815

Other Asset-Backed Securities — 0.0%
Santander Consumer Finance, Ser 2007-1, Cl A
0.394%, 09/20/2022 (C)	0.0		31	39
Other Securities	0.0			2

				41

Total Asset-Backed Securities (Cost $1,857) ($ Thousands)				1,856

U.S. TREASURY OBLIGATIONS — 0.1%
Other Securities	0.1			486

Total U.S. Treasury Obligations (Cost $408) ($ Thousands)				486

MUNICIPAL BOND — 0.0%
Other Securities	0.0			51

Total Municipal Bonds
(Cost $45) ($ Thousands)				51

TIME DEPOSITS — 0.5%

United States — 0.5%
Brown Brothers Harriman
4.150%, 10/01/2012		ZAR	—	—
2.580%, 10/01/2012		AUD	4	4
1.550%, 10/01/2012		NZD	22	19
0.550%, 10/01/2012		NOK	125	22
0.400%, 10/01/2012		SEK	106	16
0.185%, 10/01/2012		CAD	22	23
0.054%, 10/01/2012		GBP	40	64
0.030%, 10/01/2012			1,525	1,525
0.010%, 10/01/2012		JPY	5,139	66
0.010%, 10/01/2012		SGD	60	49
0.005%, 10/01/2012		HKD	2	—
0.005%, 10/01/2012		CHF	—	—
(0.014)%, 10/01/2012		EUR	533	686
(0.200)%, 10/01/2012		DKK	1	—

Total Time Deposits (Cost $2,474) ($ Thousands)				2,474

Total Investments — 99.2% (Cost $462,239) ($ Thousands)††				$488,077

SEI Institutional International Trust / Annual Report / September 30, 2012	19

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2012

A list of the open futures contracts held by the Fund at September 30, 2012, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Australian 3-Year Bond	64	Dec-2012	$36
Canadian 10-Year Bond	15	Dec-2012	8
Euro-Bobl	41	Dec-2012	(8)
Euro-Oat	6	Dec-2012	8
Euro-Bund	60	Dec-2012	8
Euro-Buxl 30 Year Bond	4	Dec-2012	(8)
Euro-Schatz	18	Dec-2012	(3)
Japanese 10-Year Bond	6	Dec-2012	23
Japanese 10-Year Bond	(5)	Dec-2012	(3)
Long Gilt 10-Year Bond	5	Dec-2012	4
U.S. 10-Year Treasury Note	(180)	Dec-2012	(117)
U.S. 2-Year Treasury Note	(35)	Dec-2012	(3)
U.S. 5-Year Treasury Note	(112)	Dec-2012	(51)
U.S. Long Treasury Bond	(19)	Dec-2012	(25)
U.S. Ultra Long Treasury Bond	(6)	Dec-2012	8

			$(123)

For the year ended September 30, 2012, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2012, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/04/2012	USD	90	ZAR	734	$(1)
10/04/2012-10/31/2012	USD	11,997	EUR	9,256	(88)
10/04/2012-10/31/2012	USD	550	JPY	42,952	2
10/04/2012-10/31/2012	ZAR	27,825	USD	3,345	(24)
10/04/2012-11/05/2012	AUD	9,778	USD	10,143	(1)
10/04/2012-11/05/2012	CZK	136,603	USD	6,949	(28)
10/04/2012-11/05/2012	EUR	240,666	USD	308,731	(916)
10/04/2012-11/05/2012	GBP	51,645	USD	83,194	(189)
10/04/2012-11/05/2012	USD	3,810	CZK	73,466	(57)
10/04/2012-11/05/2012	USD	1,629	KRW	1,818,495	7
10/04/2012-11/08/2012	DKK	61,005	USD	10,467	(67)
10/04/2012-11/08/2012	SEK	38,726	USD	5,902	(1)
10/04/2012-11/09/2012	CAD	26,922	USD	27,450	100
10/04/2012-11/16/2012	JPY	11,742,909	USD	150,588	(415)
10/04/2012-12/27/2012	MXP	77,267	USD	5,778	(203)

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/05/2012-10/31/2012	SGD	4,364	USD	3,527	$(30)
10/11/2012	TRY	2,878	USD	1,599	(2)
10/11/2012-10/31/2012	NZD	2,049	USD	1,683	(17)
10/18/2012-10/31/2012	USD	2,033	MXP	26,046	(12)
10/31/2012	CHF	1,625	USD	1,735	5
10/31/2012	KRW	2,558,461	USD	2,277	(24)
10/31/2012	MYR	1,001	USD	325	(2)
10/31/2012	NOK	1,247	USD	218	—
10/31/2012	PLN	3,745	USD	1,170	5
10/31/2012	USD	721	AUD	698	2
10/31/2012	USD	738	CAD	723	(4)
10/31/2012	USD	559	NOK	3,200	(1)
10/31/2012	USD	744	NZD	907	8
10/31/2012	USD	161	SEK	1,060	1

					$(1,952)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2012, is as follows:

Counterparty	Settlement Date	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	10/04/2012-10/31/2012	(2,274)	2,269	$(5)
Bank of Montreal	10/31/2012	(163)	163	—
Barclays PLC	10/04/2012-11/08/2012	(22,541)	22,639	98
BNP Paribas	10/04/2012-11/05/2012	(95,932)	96,734	802
Brown Brothers Harriman	10/04/2012	(3,898)	3,913	15
Citigroup	10/04/2012-11/09/2012	(18,910)	18,990	80
Credit Suisse First Boston	10/18/2012-10/31/2012	(38,895)	38,775	(120)
Deutsche Bank	10/04/2012-11/05/2012	(17,295)	17,089	(206)
Goldman Sachs	10/31/2012	(1,298)	1,309	11
HSBC	10/04/2012-11/16/2012	(179,222)	179,297	75
JPMorgan Chase Bank	10/04/2012-10/31/2012	(11,072)	11,049	(23)
Morgan Stanley	10/04/2012-10/31/2012	(5,182)	5,111	(71)
National Australia Bank	10/04/2012-10/11/2012	(1,752)	1,759	7
Royal Bank of Canada	10/31/2012-11/09/2012	(10,481)	10,522	41
Royal Bank of Scotland	10/04/2012-12/27/2012	(6,595)	6,395	(200)
Societe Generale	10/4/2012	(2,012)	2,056	44
Standard New York, Inc.	10/5/2012	(2,417)	2,388	(29)
State Street	10/04/2012-11/05/2012	(173,947)	171,364	(2,583)
UBS	10/04/2012-10/31/2012	(56,820)	56,932	112

				$(1,952)

A list of outstanding swap agreements held by the Fund at September 30, 2012, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Citigroup	3.79%	6-Month GBP LIBOR	05/19/2019	GBP	2,500	$(684)
Deutsche Bank	1.93%	6-Month EURIBOR	04/03/2019	EUR	4,200	(259)
UBS	1.07%	6-Month EURIBOR Flat	09/11/2017	DEM	2,000	(17)
UBS	2.66%	6-Month GBP LIBOR	09/05/2032	GBP	1,000	15
Deutsche Bank	6-Month EURIBOR	4.17%	03/28/2013	EUR	7,000	361
Deutsche Bank	6-Month EURIBOR Flat	1.77%	09/07/2022	DEM	5,250	23
JPMorgan	6-Month JPY LIBOR	2.22%	03/30/2027	JPY	750,000	1,348
Royal Bank of Scotland	6-Month EURIBOR	3.14%	08/04/2021	EUR	1,450	248
JPMorgan	6-Month EURIBOR	4.38%	01/07/2013	EUR	5,400	278
USB	3-Month Canadian Bankers Acceptance Rate	2.56%	04/24/2022	CAD	2,000	91

						$1,404

20	SEI Institutional International Trust / Annual Report / September 30, 2012

Percentages	are based on a Net Assets of $491,793 ($ Thousands).

(1)	In local currency unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Summary Schedule of Investments is the rate in effect as of September 30, 2012.

(C)	Securities considered illiquid. The total market value of such securities as of September 30, 2012 was $1,411 ($ Thousands) and represented 0.3% of Net Assets.

††	The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

CZK — Czech Koruna

Cl — Class

DEM — German Mark

DKK — Danish Krone

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXP — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

PLN — Polish Zlotty

SEK — Swedish Krone

Ser — Series

SGD — Singapore Dollar

TRY — Turkish Lira

USD — U.S. Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$455,686	$—	$455,686
Mortgage-Backed Securities	—	16,318	—	16,318
Corporate Obligations	—	11,206	—	11,206
Asset-Backed Securities	—	1,856	—	1,856
U.S. Treasury Obligations	—	486	—	486
Municipal Bond	—	51	—	51
Time Deposits	—	2,474	—	2,474

Total Investments in Securities	$—	$488,077	$—	$488,077

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(123)	$—	$—	$(123)
Forwards Contracts*	—	(1,952)	—	(1,952)
Interest Rate Swaps*	—	1,404	—	1,404

Total Other Financial Instruments	$(123)	$(548)	$—	$(671)

*	Futures, forwards, and swap contracts are valued at the net unrealized appreciation/(depreciation) on the instrument.

For the year ended September 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2012, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2012	21

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2012

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 86.0%

Angola — 0.1%
Other Securities	0.1%			$851

Argentina — 1.9%
Republic of Argentina
8.750%, 06/02/2017	0.0		320	312
8.280%, 12/31/2033	0.1		1,891	1,484
8.280%, 12/31/2033	0.0		351	262
7.820%, 12/31/2033	0.1	EUR	1,685	1,409
7.820%, 12/31/2033	0.0	EUR	275	230
7.820%, 12/31/2033	0.7	EUR	9,497	7,960
7.000%, 10/03/2015	0.2		1,765	1,610
4.191%, 12/15/2035 (A)	0.1	EUR	7,500	1,158
2.500%, 03/31/2019 (B)	0.1		1,800	663
1.180%, 12/31/2038 (A) (B)	0.0	ARS	2	—
0.044%, 12/15/2035 (A)	0.1		4,360	569
0.000%, 12/15/2035 (A)	0.0	ARS	2	—
Other Securities	0.5			6,635

				22,292

Azerbaijan — 0.1%
Other Securities	0.1			703

Barbados — 0.1%
Other Securities	0.1			1,332

Belarus — 0.2%
Other Securities	0.2			2,225

Bermuda — 0.1%
Other Securities	0.1			861

Bosnia and Herzegovina — 0.1%
Other Securities	0.1			910

Brazil — 7.0%
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/2019 (C)	0.1		660	813
5.500%, 07/12/2020 (C)	0.1		400	474

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Barclays, CLN (Nota Do Tesouro Nacional)
6.000%, 05/15/2015	0.1%	BRL	850	$997
Barclays, CLN (Nota Do Tesouro Nacional, Serie F)
10.000%, 01/01/2017	0.4	BRL	9,890	5,027
10.000%, 01/01/2021	0.3	BRL	6,770	3,390
Brazil Letras do Tesouro Nacional
8.260%, 01/01/2015 (D)	0.4	BRL	10,800	4,435
Brazil Notas do Tesouro Nacional, Serie B
13.054%, 05/15/2015	0.9	BRL	8,660	10,157
10.674%, 08/15/2020	0.5	BRL	4,560	5,712
6.000%, 08/15/2016	0.3	BRL	2,540	3,021
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2014	0.1	BRL	1,490	752
10.000%, 01/01/2021	0.1	BRL	3,100	1,552
Citigroup Funding, CLN (Federal Republic of Brazil) MTN
6.000%, 08/16/2018	0.5		5,154	5,136
Deutsche Bank, CLN (Nota Do Tesouro Nacional) MTN
10.000%, 01/06/2021	0.2		2,500	2,614
Federal Republic of Brazil
11.000%, 08/17/2040	0.0		150	192
10.250%, 01/10/2028	0.0	BRL	290	187
10.125%, 05/15/2027	0.4		2,827	5,113
8.875%, 04/15/2024	0.1		360	582
8.500%, 01/05/2024	0.5	BRL	8,920	5,175
8.250%, 01/20/2034	0.1		900	1,487
7.125%, 01/20/2037	0.4		3,021	4,554
5.875%, 01/15/2019	0.0		260	324
5.625%, 01/07/2041	0.1		1,150	1,472
4.875%, 01/22/2021	0.1		460	550
2.625%, 01/05/2023	0.0		400	400
JPMorgan, CLN (Nota Do Tesouro Nacional)
10.000%, 01/01/2023	0.1	BRL	1,800	897
6.000%, 05/15/2015	0.4	BRL	3,705	4,346
Vale
5.625%, 09/11/2042	0.0		340	346
Other Securities	0.8			11,834

				81,539

Canada — 0.0%
PTTEP Canada International Finance MTN
5.692%, 04/05/2021	0.0		200	231

Chile — 0.8%
Other Securities	0.8			8,866

22	SEI Institutional International Trust / Annual Report / September 30, 2012

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

China — 1.1%
Tencent Holdings
3.375%, 03/05/2018	0.0%		217	$219
Other Securities	1.1			12,045

				12,264

Colombia — 4.2%
Bogota Distrito Capital
9.750%, 07/26/2028 (C)	0.6	COP	9,020,000	7,380
Citigroup Funding, CLN (Republic of Columbia) MTN
11.000%, 07/27/2020	0.6	COP	8,830,000	6,355
Ecopetrol
7.625%, 07/23/2019 (C)	0.0		220	281
Republic of Colombia
12.000%, 10/22/2015	0.3	COP	4,279,000	2,926
11.750%, 02/25/2020	0.2		1,552	2,526
10.375%, 01/28/2033	0.0		140	256
9.850%, 06/28/2027	0.2	COP	2,670,000	2,247
9.850%, 06/28/2027	0.2	COP	2,550,000	2,146
8.125%, 05/21/2024	0.2		1,310	1,955
7.750%, 04/14/2021	0.3	COP	5,668,000	3,875
7.375%, 01/27/2017	0.1		445	553
7.375%, 03/18/2019	0.2		1,760	2,327
7.375%, 09/18/2037	0.7		5,379	8,257
6.125%, 01/18/2041	0.2		1,195	1,619
4.375%, 07/12/2021	0.1		450	518
4.375%, 03/21/2023	0.1	COP	2,176,000	1,187
Titulos de Tesoreria
7.000%, 02/25/2015	0.1	COP	570,000	714
Other Securities	0.1			3,905

				49,027

Croatia — 1.0%
Other Securities	1.0			11,415

Czech Republic — 0.1%
Other Securities	0.1			937

Dominican Republic — 0.2%
Other Securities	0.2			2,038

Ecuador — 0.0%
Other Securities	0.0			248

Egypt — 0.1%
Other Securities	0.1			767

El Salvador — 0.3%
Other Securities	0.3			3,159

Georgia — 0.1%
Other Securities	0.1			834

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Ghana — 0.1%
Other Securities	0.1%			$1,352

Hong Kong — 0.3%
Other Securities	0.3			3,243

Hungary — 3.3%
Republic of Hungary Treasury Bills
0.000%, 01/02/2013 (D)	0.2	HUF	570,200	2,532
Republic of Hungary
8.000%, 02/12/2015	0.4	HUF	1,069,000	4,957
7.750%, 08/24/2015	1.0	HUF	2,463,850	11,367
7.000%, 06/24/2022	0.3	HUF	768,730	3,402
6.000%, 01/11/2019	0.1	EUR	612	783
5.750%, 06/11/2018	0.2	EUR	2,018	2,565
5.500%, 05/06/2014	0.0	GBP	66	106
5.000%, 03/30/2016	0.0	GBP	227	339
3.500%, 07/18/2016	0.2	EUR	1,637	1,967
Other Securities	0.9			11,187

				39,205

India — 0.1%
Other Securities	0.1			1,301

Indonesia — 4.7%
Deutsche Bank, CLN (Republic of Indonesia)
7.000%, 05/15/2022	0.1	IDR	4,600,000	515
Indosat Palapa
7.375%, 07/29/2020 (C)	0.0		352	400
JPMorgan, CLN (Republic of Indonesia)
7.000%, 05/15/2022	1.2	IDR	122,400,000	13,715
Majapahit Holding
8.000%, 08/07/2019	0.0		370	467
7.875%, 06/29/2037 (C) (E)	0.0		205	266
7.750%, 10/17/2016	0.0		370	438
7.750%, 01/20/2020	0.0		30	38
7.750%, 01/20/2020 (C)	0.0		250	314
Pertamina Persero
6.500%, 05/27/2041 (C)	0.0		380	435
6.000%, 05/03/2042 (C)	0.1		935	1,014
5.250%, 05/23/2021 (C)	0.1		500	552
4.875%, 05/03/2022 (C)	0.0		220	237
Perusahaan Listrik Negara
5.500%, 11/22/2021 (C)	0.0		310	347
Republic of Indonesia
11.625%, 03/04/2019	0.1		628	959
11.625%, 03/04/2019 (C)	0.2		1,195	1,825
11.625%, 03/04/2019	0.2		1,786	2,728
11.000%, 10/15/2014	0.1	IDR	5,200,000	603
10.375%, 05/04/2014	0.0		190	216
8.500%, 10/12/2035	0.1		401	636

SEI Institutional International Trust / Annual Report / September 30, 2012	23

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2012

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

8.500%, 10/12/2035	0.3%		2,010	$3,186
8.250%, 06/15/2032	0.7	IDR	65,922,000	8,008
7.500%, 01/15/2016	0.1		500	588
7.750%, 01/17/2038	0.6		4,482	6,678
7.750%, 01/17/2038	0.0		100	149
7.000%, 05/15/2022	0.2	IDR	17,800,000	1,995
6.875%, 01/17/2018	0.1		910	1,115
6.750%, 03/10/2014	0.0		160	171
6.625%, 05/15/2033	0.0	IDR	3,214,000	332
6.625%, 02/17/2037	0.0		110	146
6.625%, 02/17/2037	0.0		70	93
6.250%, 04/15/2017	0.2	IDR	16,000,000	1,717
5.875%, 03/13/2020 (C)	0.1		764	921
5.625%, 05/15/2023	0.0	IDR	3,900,000	394
5.250%, 01/17/2042	0.0		337	383
4.875%, 05/05/2021 (C)	0.1		850	973
Other Securities	0.1			2,382

				54,936

Iraq — 0.6%
Republic of Iraq
5.800%, 01/15/2028	0.6		7,453	6,838
Other Securities	0.0			500

				7,338

Israel — 0.2%
Other Securities	0.2			2,631

Ivory Coast — 0.4%
Other Securities	0.4			4,801

Jamaica — 0.2%
Other Securities	0.2			1,959

Jordan — 0.1%
Other Securities	0.1			694

Kazakhstan — 1.8%
BTA Bank
10.750%, 07/01/2018 (C) (F)	0.0		1,202	222
10.750%, 07/01/2018 (F)	0.1		3,634	672
0.000%, 07/01/2020 (C) (F)	0.0		2,492	156
Development Bank of Kazakhstan
5.500%, 12/20/2015 (C)	0.0		450	488
Kazakhstan Temir Zholy Finance BV
6.950%, 07/10/2042 (C)	0.0		200	243
Kazatomprom Natsionalnaya Atomnaya Kompaniya
6.250%, 05/20/2015	0.0		100	109
KazMunayGas National
11.750%, 01/23/2015	0.3		2,624	3,166

Description	Percentage of Net Assets(%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

11.750%, 01/23/2015 (C)	0.0%		410	$495
9.125%, 07/02/2018	0.0		329	426
9.125%, 07/02/2018 (C)	0.2		2,010	2,601
8.375%, 07/02/2013	0.1		690	723
7.000%, 05/05/2020 (C)	0.2		1,436	1,763
6.375%, 04/09/2021 (C)	0.3		2,569	3,084
6.375%, 04/09/2021	0.1		912	1,095
Republic of Kazakhstan
6.375%, 10/06/2020 (C)	0.1	EUR	600	719
Other Securities	0.4			4,822

				20,784

Kuwait — 0.1%
Other Securities	0.1			817

Latvia — 0.0%
Other Securities	0.0			551

Lithuania — 1.3%
Republic of Lithuania
7.375%, 02/11/2020 (C)	0.1		1,100	1,397
7.375%, 02/11/2020	0.0		90	114
6.625%, 02/01/2022 (C)	0.1		1,000	1,240
6.625%, 02/01/2022	0.1		1,000	1,240
6.125%, 03/09/2021	0.6		5,738	6,843
6.125%, 03/09/2021 (C)	0.2		1,989	2,372
5.125%, 09/14/2017 (C)	0.1		785	875
4.850%, 02/07/2018	0.1	EUR	650	905

				14,986

Malaysia — 4.2%
Malaysia Government Bond
4.392%, 04/15/2026	0.2	MYR	8,100	2,841
4.262%, 09/15/2016	0.8	MYR	27,100	9,198
4.160%, 07/15/2021	0.4	MYR	13,410	4,568
4.012%, 09/15/2017	0.9	MYR	29,800	10,052
3.892%, 03/15/2027	0.1	MYR	1,719	571
3.580%, 09/28/2018	0.2	MYR	6,750	2,229
3.418%, 08/15/2022	0.2	MYR	7,700	2,491
3.314%, 10/31/2017	0.1	MYR	2,040	667
3.197%, 10/15/2015	0.7	MYR	26,550	8,681
Petronas Capital
7.875%, 05/22/2022	0.3		2,148	3,066
Wakala Global Sukuk
4.646%, 07/06/2021 (C)	0.0		390	450
Other Securities	0.3			3,788

				48,602

Mexico — 9.1%
Comision Federal de Electricidad
5.750%, 02/14/2042 (C)	0.1		500	556
4.875%, 05/26/2021 (C)	0.0		200	223

24	SEI Institutional International Trust / Annual Report / September 30, 2012

Description	Percentage of Net Assets(%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Deutsche Bank, CLN (Urbi Desarrollos Urbanos)
10.468%, 12/22/2012	0.0%		240	$211
Mexican Bonos
8.000%, 06/11/2020	0.0	MXP	2,400	220
7.500%, 06/03/2027	0.7	MXP	83,123	7,470
6.500%, 06/09/2022	0.7	MXP	103,539	8,758
6.250%, 06/16/2016	0.1	MXP	19,480	1,586
6.000%, 06/18/2015	0.3	MXP	47,840	3,843
5.000%, 06/15/2017	0.1	MXP	14,948	1,163
4.750%, 03/08/2044	0.3		2,744	3,053
3.625%, 03/15/2022	0.0		300	327
Mexican Bonos, Ser M
6.500%, 06/10/2021	0.8	MXP	109,352	9,263
Mexican Bonos, Ser M10
8.500%, 12/13/2018	0.3	MXP	34,500	3,165
8.000%, 12/17/2015	0.2	MXP	24,227	2,060
7.750%, 12/14/2017	0.3	MXP	34,900	3,055
Mexican Bonos, Ser M20
10.000%, 12/05/2024	0.1	MXP	14,500	1,586
8.500%, 05/31/2029	0.1	MXP	16,000	1,560
7.750%, 05/29/2031	0.2	MXP	27,780	2,504
Mexican Bonos, Ser M30
10.000%, 11/20/2036	0.3	MXP	32,600	3,625
8.500%, 11/18/2038	0.6	MXP	66,900	6,503
Mexican Udibonos
5.000%, 06/16/2016	0.0	MXP	260	113
2.500%, 12/10/2020	0.7	MXP	19,040	7,892
Mexichem
6.750%, 09/19/2042	0.0		200	208
4.875%, 09/19/2022	0.0		200	203
Mexico Cetes
4.390%, 12/13/2012 (D)	0.3	MXP	410,000	3,160
Pemex Finance
9.150%, 11/15/2018	0.2		1,595	1,998
Pemex Project Funding Master Trust
6.625%, 06/15/2035	0.1		1,244	1,561
5.750%, 03/01/2018	0.1		1,255	1,470
Petroleos Mexicanos
8.000%, 05/03/2019	0.1		360	471
6.500%, 06/02/2041	0.0		20	25
6.500%, 06/02/2041 (C)	0.0		140	174
6.500%, 06/02/2041 (C)	0.1		442	551
6.000%, 03/05/2020 (C)	0.0		60	72
6.000%, 03/05/2020	0.0		130	155
5.500%, 06/27/2044 (C)	0.0		150	165
United Mexican States MTN
8.300%, 08/15/2031	0.2		1,400	2,247
6.050%, 01/11/2040	0.2		2,016	2,696
5.950%, 03/19/2019	0.0		370	459
5.750%, 10/12/2110	0.7		6,964	8,322
5.625%, 01/15/2017	0.0		402	470
5.125%, 01/15/2020	0.1		920	1,099

Description	Percentage of Net Assets(%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

United Mexican States, Ser A MTN
6.750%, 09/27/2034	0.1%		640	$911
Other Securities	1.0			11,533

				106,686

Mongolia — 0.1%
Other Securities	0.1			1,124

Morocco — 0.0%
Other Securities	0.0			323

Nigeria — 0.3%
Other Securities	0.3			3,911

Oman — 0.0%
Other Securities	0.0			113

Pakistan — 0.1%
Other Securities	0.1			852

Panama — 1.0%
ENA Norte Trust
4.950%, 04/25/2023	0.0		250	250
Other Securities	1.0			10,858

				11,108

Peru — 1.6%
CFG Investment
9.750%, 07/30/2019	0.0		450	355
Corp Azucarera del Peru
6.375%, 08/02/2022	0.0		121	128
Republic of Peru
8.750%, 11/21/2033	0.5		3,391	5,909
8.600%, 08/12/2017	0.1	PEI	2,110	996
8.375%, 05/03/2016	0.1		340	423
8.200%, 08/12/2026	0.2	PEI	4,950	2,569
7.840%, 08/12/2020	0.1	PEI	3,150	1,503
7.840%, 08/12/2020	0.1	PEI	2,820	1,345
7.350%, 07/21/2025	0.2		1,160	1,699
7.125%, 03/30/2019	0.0		140	185
6.950%, 08/12/2031	0.1	PEI	1,400	644
Other Securities	0.2			3,169

				18,925

Philippines — 2.0%
Development Bank of Philippines
5.500%, 03/25/2021	0.0		330	369
Republic of Philippines
10.625%, 03/16/2025	0.2		1,440	2,523
9.500%, 02/02/2030	0.4		2,849	4,925
8.375%, 06/17/2019	0.0		320	442
7.750%, 01/14/2031	0.6		4,868	7,448
7.500%, 09/25/2024	0.0		290	412

SEI Institutional International Trust / Annual Report / September 30, 2012	25

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2012

Description	Percentage of Net Assets(%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

6.375%, 10/23/2034	0.1%		530	$730
6.250%, 01/14/2036	0.2	PHP	73,000	1,945
5.500%, 03/30/2026	0.1		540	677
4.950%, 01/15/2021	0.0	PHP	15,000	379
4.000%, 01/15/2021	0.1		1,016	1,135
Other Securities	0.3			2,553

				23,538

Poland — 5.9%
Republic of Poland
6.375%, 07/15/2019	0.7		6,510	8,040
6.250%, 10/24/2015	0.1		3,080	1,020
5.750%, 04/25/2014	0.0		980	314
5.125%, 04/21/2021	0.1		1,000	1,165
5.000%, 04/25/2016	0.3		11,500	3,689
5.000%, 03/23/2022	0.4		3,465	4,019
4.750%, 10/25/2016	0.1	PLN	5,100	1,626
4.750%, 04/25/2017	0.5	PLN	19,646	6,274
4.060%, 07/25/2014 (D)	0.4	PLN	14,090	4,094
4.000%, 03/23/2021	0.1	EUR	736	1,032
3.000%, 03/17/2023	0.1		700	688
Republic of Poland, Ser 0114
4.530%, 01/25/2014 (D)	0.6	PLN	24,410	7,227
Republic of Poland, Ser 0415
5.500%, 04/25/2015	0.7	PLN	23,970	7,733
Republic of Poland, Ser 0922
5.750%, 09/23/2022	0.6	PLN	21,450	7,255
Republic of Poland, Ser 1019
5.500%, 10/25/2019	0.2	PLN	7,500	2,490
Republic of Poland, Ser 1021
5.750%, 10/25/2021	0.5	PLN	17,920	6,021
Republic of Poland, Ser CPI
3.000%, 08/24/2016	0.3	PLN	12,134	3,954
Other Securities	0.2			2,824

				69,465

Qatar — 1.1%
Qtel International Finance
7.875%, 06/10/2019	0.1		770	993
5.000%, 10/19/2025 (C)	0.0		200	223
4.750%, 02/16/2021 (C)	0.1		457	507
4.750%, 02/16/2021	0.0		250	277
Ras Laffan Liquefied Natural Gas II
5.298%, 09/30/2020	0.0		420	472
Ras Laffan Liquefied Natural Gas III
5.832%, 09/30/2016	0.0		178	194
State of Qatar
9.750%, 06/15/2030	0.2		1,025	1,809
6.550%, 04/09/2019	0.2		1,533	1,911
6.400%, 01/20/2040	0.0		220	300
6.400%, 01/20/2040 (C)	0.1		377	515

Description	Percentage of Net Assets(%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

5.750%, 01/20/2042 (C)	0.1%		750	$954
5.250%, 01/20/2020	0.1		1,182	1,398
5.250%, 01/20/2020 (C)	0.2		2,300	2,720
Other Securities	0.0			311

				12,584

Romania — 0.4%
Other Securities	0.4			4,910

Russia — 6.0%
Credit Suisse, CLN (Russian Government Bond)
7.600%, 04/14/2021	0.7	RUB	238,700	7,635
7.500%, 03/15/2018	0.2	RUB	81,500	2,623
Gazprom Neft OAO Via GPN Capital
4.375%, 09/19/2022 (C)	0.1		550	547
Gazprom OAO Via Gaz Capital
4.950%, 07/19/2022 (C)	0.1		877	919
Russian Agricultural Bank Via RSHB Capital
5.298%, 12/27/2017 (C)	0.0		415	439
Russian Foreign Bond –Eurobond
12.750%, 06/24/2028	0.2		930	1,802
11.000%, 07/24/2018	0.0		292	427
7.850%, 03/10/2018	0.8	RUB	270,000	9,281
7.500%, 03/31/2030	1.6		15,114	19,082
5.625%, 04/04/2042 (C)	0.1		800	960
5.000%, 04/29/2020 (C)	0.1		900	1,033
3.250%, 04/04/2017 (C)	0.1		1,200	1,263
Sberbank of Russia Via SB Capital
6.125%, 02/07/2022	0.0		250	276
SCF Capital
5.375%, 10/27/2017 (C)	0.1		1,010	1,016
VEB-Leasing Via VEB Leasing Investment
5.125%, 05/27/2016	0.0		320	332
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020 (C)	0.1		785	926
6.902%, 07/09/2020	0.1		1,240	1,463
6.800%, 11/22/2025	0.0		450	529
6.800%, 11/22/2025 (C)	0.0		150	176
6.025%, 07/05/2022 (C)	0.1		750	835
5.450%, 11/22/2017 (C)	0.0		300	326
VTB Bank Via VTB Capital
6.875%, 05/29/2018	0.0		300	323
6.551%, 10/13/2020 (C)	0.1		860	908
6.315%, 02/22/2018	0.1		762	806
6.250%, 06/30/2035	0.0		357	379

26	SEI Institutional International Trust / Annual Report / September 30, 2012

Description	Percentage of Net Assets(%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

6.000%, 04/12/2017 (C)	0.1%		1,400	$1,463
Other Securities	1.2			13,915

				69,684

Saudi Arabia — 0.1%
Other Securities	0.1			1,061

Senegal — 0.1%
Other Securities	0.1			1,150

Serbia — 0.1%
Other Securities	0.1			1,322

Singapore — 0.2%
Other Securities	0.2			2,276

Slovak Republic — 0.1%
Other Securities	0.1			1,359

South Africa — 7.4%
Eskom Holdings
5.750%, 01/26/2021 (C)	0.1		600	684
Republic of South Africa
13.500%, 09/15/2015	0.7	ZAR	51,580	7,616
10.500%, 12/21/2026	1.0	ZAR	75,065	11,540
8.500%, 06/23/2017	0.1		860	1,045
8.000%, 12/21/2018	1.3	ZAR	117,120	15,529
7.750%, 02/28/2023	0.3	ZAR	30,193	3,860
7.250%, 01/15/2020	0.7	ZAR	63,000	7,986
7.000%, 02/28/2031	0.2	ZAR	18,400	2,037
6.875%, 05/27/2019	0.3		2,847	3,584
6.750%, 03/31/2021	1.4	ZAR	135,540	16,617
6.500%, 02/28/2041	0.1	ZAR	9,200	913
6.250%, 03/08/2041	0.0		279	368
5.875%, 05/30/2022	0.1		670	825
5.500%, 03/09/2020	0.3		2,697	3,203
4.665%, 01/17/2024	0.2		1,500	1,684
Republic of South Africa, Ser R203
8.250%, 09/15/2017	0.4	ZAR	31,600	4,219
Transnet MTN
4.500%, 02/10/2016 (C)	0.0		280	297
Transnet SOC
4.000%, 07/26/2022 (C)	0.1		1,119	1,137
Other Securities	0.3			2,968

				86,112

South Korea — 0.1%
Other Securities	0.1			1,695

Sri Lanka — 0.1%
Other Securities	0.1			1,676

Description	Percentage of Net Assets(%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Supra-National — 0.1%
Other Securities	0.1%			$1,407

Thailand — 2.9%
Thailand Government Bond
3.775%, 06/25/2032	0.1	THB	29,000	909
3.650%, 12/17/2021	0.3	THB	98,980	3,235
3.625%, 05/22/2015	1.0	THB	354,070	11,614
3.625%, 06/16/2023	0.1	THB	49,409	1,595
3.580%, 12/17/2027	0.2	THB	62,656	1,978
3.450%, 03/08/2019	0.1	THB	44,700	1,443
3.250%, 06/16/2017	0.5	THB	168,940	5,455
2.800%, 10/10/2017	0.3	THB	103,000	3,252
1.200%, 07/14/2021	0.3	THB	117,298	3,859
Other Securities	0.0			741

				34,081

Trinidad & Tobago — 0.1%
Other Securities	0.1			1,583

Turkey — 6.1%
Export Credit Bank of Turkey
5.875%, 04/24/2019 (C)	0.0		200	220
5.375%, 11/04/2016 (C)	0.0		390	418
Republic of Turkey
11.875%, 01/15/2030	0.1		460	863
10.500%, 01/15/2020	0.2	TRY	4,200	2,643
9.018%, 07/17/2013 (D)	0.6	TRY	13,503	7,112
9.000%, 03/05/2014	0.1	TRY	960	545
9.000%, 05/21/2014	0.4	TRY	6,892	4,343
9.000%, 01/27/2016	0.1	TRY	2,590	1,502
9.000%, 03/08/2017	0.6	TRY	11,900	6,959
8.000%, 02/14/2034	0.2		1,370	1,932
7.500%, 07/14/2017	0.0		410	492
7.500%, 11/07/2019	0.4		3,400	4,272
7.375%, 02/05/2025	0.1		1,170	1,518
7.250%, 03/15/2015	0.0		410	454
7.250%, 03/05/2038	0.0		250	332
7.000%, 09/26/2016	0.0		360	417
7.000%, 03/11/2019	0.0		240	291
7.000%, 06/05/2020	0.1		460	566
6.875%, 03/17/2036	0.1		913	1,158
6.780%, 05/15/2013 (D)	0.2	TRY	4,600	2,453
6.750%, 04/03/2018	0.3		2,814	3,310
6.750%, 05/30/2040	0.0		375	473
6.580%, 03/20/2013 (D)	0.2	TRY	3,653	1,970
6.250%, 09/26/2022	0.1		740	886
6.070%, 02/20/2013 (D)	0.3	TRY	6,200	3,364
6.000%, 01/14/2041	0.1		1,002	1,156
5.625%, 03/30/2021	0.0		190	217
5.125%, 03/25/2022	0.2		1,709	1,882
4.500%, 02/11/2015	0.3	TRY	5,750	3,461

SEI Institutional International Trust / Annual Report / September 30, 2012	27

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2012

Description	Percentage of Net Assets(%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

4.000%, 04/29/2015	0.5%	TRY	10,219	$6,124
4.000%, 04/01/2020	0.2	TRY	3,149	1,952
3.000%, 02/23/2022	0.3	TRY	5,283	3,109
Other Securities	0.4			4,744

				71,138

Ukraine — 1.6%
Financing of Infrastrucural Projects State Enterprise
8.375%, 11/03/2017 (C)	0.1		550	506
Government of Ukraine
9.250%, 07/24/2017 (C)	0.1		1,100	1,156
9.250%, 07/24/2017	0.1		950	996
7.950%, 02/23/2021 (C)	0.0		250	249
7.750%, 09/23/2020	0.0		250	247
7.650%, 06/11/2013	0.1		441	444
6.875%, 09/23/2015 (C)	0.0		350	346
6.580%, 11/21/2016 (C)	0.0		230	221
6.250%, 06/17/2016	0.0		200	192
6.250%, 06/17/2016 (C)	0.1		600	576
National Naftogaz of Ukraine
9.500%, 09/30/2014	0.2		2,130	2,165
Oschadbank Via SSB No. 1
8.250%, 03/10/2016	0.1		430	411
The EXIM of Ukraine Via Credit Suisse First Boston International
6.800%, 10/04/2012	0.0		320	320
Ukreximbank Via Biz Finance
8.375%, 04/27/2015	0.4		5,083	4,905
Other Securities	0.4			5,619

				18,353

United Arab Emirates — 1.2%
Dubai World
1.000%, 09/30/2015	0.1		1,200	600
1.000%, 09/30/2018	0.1		1,015	467
Other Securities	1.0			12,696

				13,763

Uruguay — 0.7%
Other Securities	0.7			7,761

Venezuela — 2.5%
Petroleos de Venezuela
5.500%, 04/12/2037	0.0		550	333
5.375%, 04/12/2027	0.1		1,391	859
5.250%, 04/12/2017	0.0		430	340
5.000%, 10/28/2015	0.0		560	475
4.900%, 10/28/2014	0.8		10,110	9,130
Republic of Venezuela
13.625%, 08/15/2018	0.2		2,100	2,258
13.625%, 08/15/2018	0.0		144	149

Description	Percentage of Net Assets(%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

10.750%, 09/19/2013	0.0%		210	$215
9.375%, 01/13/2034	0.1		980	870
9.250%, 09/15/2027	0.1		620	559
9.250%, 05/07/2028	0.0		530	466
9.000%, 05/07/2023	0.1		590	519
8.500%, 10/08/2014	0.0		456	458
8.250%, 10/13/2024	0.0		490	407
7.750%, 10/13/2019	0.0		540	466
7.650%, 04/21/2025	0.1		610	477
7.000%, 03/31/2038	0.0		40	29
6.000%, 12/09/2020	0.1		847	638
Other Securities	0.9			10,363

				29,011

Vietnam — 0.1%
Other Securities	0.1			1,350

Zambia — 0.0%
Other Securities	0.0			452

Total Global Bonds (Cost $924,701) ($ Thousands)				1,002,472

LOAN PARTICIPATIONS — 1.4%
Other Securities	1.4			16,874

Total Loan Participations (Cost $20,316) ($ Thousands)				16,874

CONVERTIBLE BONDS — 0.3%
Other Securities	0.3			2,918

Total Convertible Bonds (Cost $2,902) ($ Thousands)				2,918

TIME DEPOSITS — 5.5%

United States — 5.5%
Brown Brothers Harriman
4.150%, 10/01/2012		ZAR	2,928	355
0.030%, 10/01/2012			59,115	59,115
0.010%, 10/01/2012		SGD	—	—
(0.014)%, 10/01/2012		EUR	3,642	4,685

Total Time Deposits (Cost $64,155) ($ Thousands)				64,155

Total Investments — 93.2% (Cost $1,012,074) ($ Thousands)††				$1,086,419

28	SEI Institutional International Trust / Annual Report / September 30, 2012

A list of the open futures contracts held by the Fund at September 30, 2012, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Bund	(7)	Dec-2012	$(3)
Euro-Buxl 30 Year Bond	(8)	Dec-2012	1
U.S. 10-Year Treasury Note	40	Dec-2012	23

			$21

For the year ended September 30, 2012, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2012, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/01/2012-11/21/2012	MYR	33,971	USD	11,033	$(73)
10/01/2012-12/19/2012	USD	38,705	MYR	120,702	690
10/02/2012-10/30/2012	USD	15,077	IDR	144,460,789	4
10/02/2012-12/19/2012	IDR	121,799,424	USD	12,746	40
10/02/2012-12/21/2012	USD	24,073	BRL	49,294	154
10/02/2012-01/03/2013	BRL	30,961	USD	14,965	(250)
10/03/2012-10/31/2012	EUR	32,221	USD	41,406	(49)
10/03/2012-11/05/2012	USD	6,912	EUR	5,413	52
10/04/2012-12/19/2012	USD	32,099	RUB	1,029,252	708
10/04/2012-12/20/2012	RUB	630,325	USD	20,117	40
10/08/2012-11/23/2012	EUR	10,795	PLN	45,489	293
10/09/2012-01/15/2013	USD	12,158	INR	670,353	396
10/10/2012-10/22/2012	USD	10,745	THB	337,843	220
10/10/2012-12/19/2012	THB	257,358	USD	8,299	(50)
10/12/2012-11/30/2012	USD	20,202	TRY	36,756	186
10/16/2012-11/30/2012	USD	34,898	MXP	458,234	654
10/16/2012-12/05/2012	PHP	123,231	USD	2,960	7
10/16/2012-12/05/2012	USD	4,661	PHP	195,187	17
10/18/2012-11/23/2012	USD	10,719	KRW	12,011,706	87
10/19/2012	PLN	5,280	EUR	1,252	(34)
10/19/2012-11/13/2012	USD	3,260	COP	5,899,070	1
10/19/2012-11/16/2012	COP	10,053,926	USD	5,515	(53)
10/19/2012-11/20/2012	USD	5,027	PEI	13,182	43
10/19/2012-11/26/2012	PEI	3,315	USD	1,241	(33)
10/19/2012-11/30/2012	MXP	210,570	USD	15,903	(434)
10/19/2012-12/3/2012	CNY	33,301	USD	5,228	(46)
10/19/2012-7/25/2013	USD	4,126	CNY	26,301	35
10/24/2012-11/26/2012	USD	6,181	CLP	2,981,474	57
10/25/2012-12/18/2012	USD	1,298	RON	4,519	(23)

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/26/2012	TWD	174,028	USD	5,933	$(9)
10/31/2012	EUR	2,076	CZK	50,690	(82)
10/31/2012	GBP	517	USD	828	(7)
10/31/2012	PLN	638	USD	200	2
10/31/2012	USD	1,720	CZK	33,712	2
10/31/2012-11/19/2012	CZK	99,725	EUR	4,031	92
10/31/2012-11/28/2012	USD	4,873	ZAR	41,205	88
10/31/2012-11/28/2012	ZAR	81,007	USD	9,768	2
10/31/2012-11/30/2012	HUF	1,288,066	USD	5,783	(1)
10/31/2012-11/30/2012	USD	6,270	HUF	1,402,781	23
10/31/2012-12/10/2012	USD	15,357	PLN	50,396	280
11/09/2012	INR	71,607	USD	1,318	(29)
11/13/2012	TRY	19,714	USD	10,799	(119)
11/13/2012-11/28/2012	ILS	10,440	USD	2,599	(57)
11/16/2012-11/26/2012	CLP	2,599,293	USD	5,392	(43)
11/21/2012-12/18/2012	HUF	1,191,594	EUR	4,194	61
11/23/2012	KRW	2,740,000	USD	2,400	(65)
11/28/2012	USD	2,624	ILS	10,281	(9)
11/30/2012	CZK	34,203	USD	1,771	23
07/17/2013-07/17/2015	CNH	151,802	USD	23,050	(33)
07/17/2013-07/17/2015	USD	23,050	CNH	150,599	99

					$2,857

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2012, is as follows:

Counterparty	Settlement Date	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	10/16/2012-12/10/2012	(12,332)	12,449	$117
Barclays PLC	10/01/2012-07/25/2013	(139,808)	140,630	822
Citigroup	10/01/2012-12/19/2012	(139,087)	139,808	721
Deutsche Bank	10/02/2012-12/18/2012	(56,548)	56,964	416
Goldman Sachs	10/31/2012-11/30/2012	(10,510)	10,417	(93)
HSBC	10/02/2012-07/17/2015	(65,020)	65,160	140
JPMorgan Chase Bank	10/02/2012-01/03/2013	(56,437)	56,614	177
Standard New York	10/02/2012-11/21/2012	(6,080)	6,164	84
UBS	10/02/2012-01/15/2013	(37,339)	37,812	473

				$2,857

SEI Institutional International Trust / Annual Report / September 30, 2012	29

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)

September 30, 2012

A list of outstanding swap agreements held by the Fund at September 30, 2012, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays Bank PLC	Singapore Swap Offer Rate Fixing 6 Month	2.77%	06/14/2032	SGD	2,220	$19
Barclays Bank PLC	1.86%	Singapore Swap Offer Rate Fixing 6 Month	06/14/2022	SGD	3,830	(26)
Barclays Bank PLC	Brazil Interbank Deposit Rate	9.04%	01/02/2017	BRL	3,525	7
HSBC	Brazil Interbank Deposit Rate	9.14%	01/04/2017	BRL	2,162	6

						$6

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
HSBC	Republic of Indonesia, 10.50%, 8/15/30	Cash Deposit Of Notional Amount	Price Return	08/15/2030	IDR	29,500,000	$(15)
HSBC	Republic of Indonesia, 11.50%, 9/15/19	Cash Deposit Of Notional Amount	Price Return	09/15/2019	IDR	68,500,000	(245)
HSBC	Republic of Indonesia, 11.50%, 9/15/19	Cash Deposit Of Notional Amount	Price Return	09/15/2019	IDR	4,500,000	(15)
HSBC	Republic of Indonesia, 8.25%, 6/15/32	Cash Deposit Of Notional Amount	Price Return	06/15/2032	IDR	18,100,000	(9)
HSBC	Republic of Indonesia, 8.375%, 9/15/26	Cash Deposit Of Notional Amount	Price Return	09/15/2026	IDR	18,900,000	(4)
HSBC	Russia Government Bond – Ofz, 7.6%, 7//22	Cash Deposit Of Notional Amount	Price Return	07/22/2022	RUB	38,800	61
HSBC	Russia Government Bond – Ofz, 6.9%, 8/3/16	Cash Deposit Of Notional Amount	Price Return	08/05/2016	RUB	46,300	85
HSBC	Russia Government Bond – Ofz, 6.9%, 8/3/16	Cash Deposit Of Notional Amount	Price Return	08/05/2016	RUB	356,000	539
HSBC	Russia Government Bond – Ofz, 7.1%, 3/13/14	Cash Deposit Of Notional Amount	Price Return	03/17/2014	RUB	14,900	22
HSBC	Russia Government Bond – Ofz, 7.1%, 3/13/14	Cash Deposit Of Notional Amount	Price Return	03/17/2014	RUB	207,000	233
HSBC	Russia Government Bond – Ofz, 7.4%, 4/19/17	Cash Deposit Of Notional Amount	Price Return	04/21/2017	RUB	20,700	29
HSBC	Russia Government Bond – Ofz, 7.4%, 4/19/17	Cash Deposit Of Notional Amount	Price Return	04/21/2017	RUB	36,700	54
HSBC	Russia Government Bond – Ofz, 7.4%, 6/14/17	Cash Deposit Of Notional Amount	Price Return	06/16/2017	RUB	45,700	45
HSBC	Russia Government Bond – Ofz, 7.4%, 6/14/17	Cash Deposit Of Notional Amount	Price Return	06/16/2017	RUB	54,000	56
HSBC	Russia Government Bond – Ofz, 7.5%, 2/27/19	Cash Deposit Of Notional Amount	Price Return	03/01/2019	RUB	20,700	11
HSBC	Russia Government Bond – Ofz, 7.5%, 2/27/19	Cash Deposit Of Notional Amount	Price Return	03/01/2019	RUB	23,670	29
HSBC	Russia Government Bond – Ofz, 7.5%, 2/27/19	Cash Deposit Of Notional Amount	Price Return	03/01/2019	RUB	183,000	426
HSBC	Russia Government Bond – Ofz, 7.5%, 3/15/18	Cash Deposit Of Notional Amount	Price Return	03/19/2018	RUB	4,500	2
HSBC	Russia Government Bond – Ofz, 7.5%, 3/15/18	Cash Deposit Of Notional Amount	Price Return	03/19/2018	RUB	21,600	12
HSBC	Russia Government Bond – Ofz, 7.6%, 4/14/21	Cash Deposit Of Notional Amount	Price Return	04/16/2021	RUB	19,000	41
HSBC	Russia Government Bond – Ofz, 7.6%, 4/14/21	Cash Deposit Of Notional Amount	Price Return	04/16/2021	RUB	87,000	166
HSBC	Russia Government Bond – Ofz, 8.15%, 2/3/27	Cash Deposit Of Notional Amount	Price Return	02/05/2017	RUB	36,000	52
HSBC	Russia Government Bond – Ofz, 8.15%, 2/3/27	Cash Deposit Of Notional Amount	Price Return	02/05/2017	RUB	37,400	60

							$1,635

30	SEI Institutional International Trust / Annual Report / September 30, 2012

Percentages are based on a Net Assets of $1,165,102 ($ Thousands).

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Variable Rate Security — The rate reported on the Summary Schedule of Investments is the rate in effect as of September 30, 2012.

(B)	Step Bonds — The rate reflected on the Summary Schedule of Investments is the effective yield on September 30, 2012. The coupon on a step bond changes on a specified date.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Zero coupon security. The rate reported on the Summary Schedule of Investments is the effective yield at time of purchase.

(E)	Securities considered illiquid. The total market value of such securities as of September 30, 2012 was $27,387 ($ Thousands) and represented 2.4% of Net Assets.

(F)	Security in default on interest payments.

††	The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

ARS — Argentine Peso

BRL — Brazilian Real

BUBOR — Budapest Interbank Offered Rate

CLN — Credit Linked Note

CLP — Chilean Peso

CNH — Chinese Yuen (Offshore)

CNY — Chinese Renminbi

COP — Colombian Peso

CZK — Czech Koruna

EUR — Euro

GBP — British Pound Sterling

HUF — Hungarian Forint

IDR — Indonesia Rupiah

ILS — Israeli Shekel

INR — India Rupee

KRW — Korean Won

MTN — Medium Term Note

MXP — Mexican Peso

MYR — Malaysian Ringgit

PEI — Peruvian Inca

PHP — Philippine Peso

PLC — Public Limited Company

PLN — Polish Zlotty

RON — Romanian Leu

RUB — Russian Ruble

Ser — Series

SGD — Singapore Dollar

THB — Thailand Baht

TRY — Turkish Lira

TWD — Taiwanese Dollar

USD — U.S. Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3 (1)	Total
Global Bonds	$—	$1,002,378	$94	$1,002,472
Convertible Bonds	—	2,918	—	2,918
Time Deposits	—	64,155	—	64,155
Loan Participations	—	—	16,874	16,874

Total Investments in Securities	$—	$1,069,451	$16,968	$1,086,419

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$21	$—	$—	$21
Forwards Contracts *	—	2,857	—	2,857
Total Return Swaps *	—	1,635	—	1,635
Interest Rate Swaps *	—	6	—	6

Total Other Financial Instruments	$21	$4,498	$—	$4,519

*	Futures and forwards contracts and swaps are valued at the unrealized appreciation on the instrument.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Global Bonds	Loan Participations
Beginning balance as of October 1, 2011	$—	$18,404
Accrued discounts/premiums	—	69
Realized gain/(loss)	—	4
Change in unrealized appreciation/(depreciation)	94	426
Purchases	—	568
Sales	—	(2,597)
Transfer into Level 3	—	—
Transfer out of Level 3	—	—

Ending balance as of September 30, 2012	$94	$16,874

(1)

Of the $16,968 ($ Thousands) in Level 3 securities as of September 30, 2012, $7,648 ($ Thousands) or 0.6% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

For the year ended September 30, 2012, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2012, there have been no significant transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2012	31

Statements of Assets and Liabilities ($ Thousands)

September 30, 2012

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
ASSETS:
Investments, at value (Cost $1,773,503, $858,706, $462,239 and $1,012,074, respectively)(1)	$1,795,280	$895,471	$488,077	$1,086,419
Affiliated investments, at value (Cost $176,154, $95,302, $0 and $0, respectively)	174,068	94,040	—	—
Cash	—	—	—	245
Foreign currency, at value (Cost $0, $7,793, $0 and $3,175, respectively)	—	7,820	—	3,180
Cash pledged as collateral for forward foreign currency contracts, futures contracts or swap contracts	—	—	937	477
Receivable for investment securities sold	12,849	5,125	9,003	4,575
Unrealized gain on forward foreign currency contracts	—	—	130	4,356
Receivable for fund shares sold	1,218	475	700	2,150
Dividends and interest receivable	5,113	1,048	4,964	16,164
Variation margin receivable	12	—	44	—
Foreign tax reclaim receivable	2,573	41	—	—
Unrealized gain on foreign spot currency contracts	8	—	18	—
Swap contracts, at value (Premiums paid $0, $0, $0 and $57,906, respectively)	—	—	7,407	61,922
Receivable for swap contracts closed	—	—	—	24
Total Assets	1,991,121	1,004,020	511,280	1,179,512
LIABILITIES:
Payable for investment securities purchased	17,827	5,920	9,780	7,552
Payable upon return of securities loaned	118,693	91,070	—	—
Payable to custodian	578	4,001	409	—
Payable for foreign currency ($111, $0, $131 and $0, respectively)	115	—	131	—
Unrealized loss on forward foreign currency contracts	391	—	2,082	1,499
Swap contracts, at value (Premiums received $0, $0, $0 and $0, respectively)	—	—	6,003	2,375
Payable for swap contracts closed	—	—	—	13
Payable for securities lending collateral	—	—	—	243
Payable for fund shares redeemed	2,523	1,413	602	1,369
Variation margin payable	736	—	7	7
Unrealized loss on foreign spot currency contracts	11	—	2	—
Investment advisory fees payable	775	696	121	363
Administration fees payable	690	473	241	613
Shareholder servicing fees payable	386	182	37	236
Trustees’ fees	1	—	—	1
Chief compliance officer fees payable	2	1	1	1
Administration servicing fees payable	4	—	—	—
Other accrued expenses	267	239	71	138
Accrued foreign capital gains tax on appreciated securities	—	295	—	—
Total Liabilities	142,999	104,290	19,487	14,410
Net Assets	$1,848,122	$899,730	$491,793	$1,165,102
NET ASSETS:
Paid in Capital (unlimited authorization — no par value)	$2,861,623	$973,543	$499,037	$1,034,287
Undistributed (distributions in excess of) net investment income	29,231	3,390	(15,636)	8,863
Accumulated net realized gain (loss) on investments, futures contracts, option contracts, foreign currency contracts and swap contracts	(1,061,086)	(112,457)	(16,015)	42,955
Net unrealized appreciation on investments and option contracts	19,691	35,503	25,838	74,345
Net unrealized appreciation (depreciation) on futures contracts	(1,020)	—	(123)	21
Net unrealized appreciation on swap contracts	—	—	1,404	1,641
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(317)	46	(2,712)	2,990
Accumulated foreign capital gains tax on appreciated securities	—	(295)	—	—
Net Assets	$1,848,122	$899,730	$491,793	$1,165,102
Net Asset Value, Offering and Redemption Price Per Share — Class A($1,842,851,384 ÷ 225,042,679 shares, $899,729,692 ÷ 87,797,789 shares, $491,792,970 ÷ 45,472,189 shares, $1,165,101,681 ÷ 96,521,107 shares, respectively.)	$8.19	$10.25	$10.82	$12.07
Net Asset Value, Offering and Redemption Price Per Share — Class I ($5,270,600 ÷ 644,509 shares)	$8.18	N/A	N/A	N/A

(1)	Included in “Investments, at value” is the market value of securities on loan in the amounts of $111,744, $87,300, $0 and $0, ($ Thousands), respectively.

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

32	SEI Institutional International Trust / Annual Report / September 30, 2012

Statements of Operations ($ Thousands)

For the year ended September 30, 2012

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$54,932	$22,185	$—	$—
Dividends from Affiliated Investments(1)(2)	25	4	—	—
Interest	54	1	12,803	62,625
Security Lending Income — Net(2)	1,933	579	—	12
Less: Foreign Taxes Withheld	(4,693)	(2,103)	9	(94)
Total Investment Income	52,251	20,666	12,812	62,543
Expenses:
Investment Advisory Fees	8,759	8,831	1,462	8,564
Administration Fees	7,805	5,467	2,925	6,549
Shareholder Servicing Fees — Class A	4,323	2,103	1,219	2,519
Shareholder Servicing Fees — Class I	14	—	—	—
Administrative Servicing Fees — Class I	14	—	—	—
Trustees’ Fees	35	17	10	20
Chief Compliance Officer Fees	8	4	2	5
Custodian/Wire Agent Fees	334	496	66	93
Printing Fees	231	112	68	147
Overdraft Fees	30	36	6	13
Professional Fees	158	194	45	120
Registration Fees	50	24	13	25
Other Expenses	147	86	56	64
Total Expenses	21,908	17,370	5,872	18,119
Less:
Waiver of Investment Advisory Fees	—	(832)	—	(4,377)
Waiver of Shareholder Servicing Fees — Class A	—	—	(888)	—
Net Expenses	21,908	16,538	4,984	13,742
Net Investment Income	30,343	4,128	7,828	48,801
Net Realized and Unrealized Gain (Loss) on Investments, Affiliated Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net Realized Gain (Loss) from:
Investments	(48,483)	(70,342)	6,293	51,146
Affiliated Investments	—	—	—	(243)
Futures Contracts	8,354	—	182	(2,673)
Swap Contracts	—	—	(944)	339
Foreign Currency Transactions	371	(1,087)	16,653	(810)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	242,252	170,444	14,772	68,002
Affiliated Investments	(339)	(352)	—	267
Futures Contracts	(1,696)	—	247	(121)
Swap Contracts	—	—	214	1,564
Foreign Capital Gains Tax on Appreciated Securities	—	(292)	—	—
Foreign Currency Transactions	(362)	184	(15,591)	2,058
Net Realized and Unrealized Gain on Investments, Written Options, Futures Contracts, Swap Contracts and Foreign Currency Transactions	200,097	98,555	21,826	119,529
Net Increase in Net Assets Resulting from Operations	$230,440	$102,683	$29,654	$168,330

(1)	Income is from the investment of collateral in an affiliated security.
(2)	See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2012	33

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2012	2011	2012	2011
Operations:
Net Investment Income	$30,343	$36,457	$4,128	$4,092
Net Realized Gain (Loss) from Investments, Affiliated Investments, Futures Contracts, and Swap Contracts	(40,129)	175,855	(70,342)	128,870
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	371	(3,283)	(1,087)	(1,199)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Futures Contracts, and Swap Contracts	240,217	(405,494)	170,092	(311,142)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Capital Tax Gains on Appreciated Securities	—	—	(292)	319
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(362)	(198)	184	(218)
Net Increase (Decrease) in Net Assets Resulting from Operations	230,440	(196,663)	102,683	(179,278)
Dividends from:
Net Investment Income:
Class A	(34,665)	(27,359)	(2,183)	(8,167)
Class I	(96)	(106)	—	—
Total Dividends	(34,761)	(27,465)	(2,183)	(8,167)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	568,731 (1)	534,221	298,296	267,635
Reinvestment of Dividends & Distributions	32,156	25,959	2,014	7,653
Cost of Shares Redeemed	(519,994)	(667,954)	(196,578)	(327,928)
Increase (Decrease) in Net Assets Derived from Class A Transactions	80,893	(107,774)	103,732	(52,640)
Class I:
Proceeds from Shares Issued	1,307 (1)	1,445	—	—
Reinvestment of Dividends & Distributions	67	78	—	—
Cost of Shares Redeemed	(1,982)	(4,124)	—	—
Decrease in Net Assets Derived from Class I Transactions	(608)	(2,601)	—	—
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	80,285	(110,375)	103,732	(52,640)
Net Increase (Decrease) in Net Assets	275,964	(334,503)	204,232	(240,085)
Net Assets:
Beginning of Year	1,572,158	1,906,661	695,498	935,583
End of Year	$1,848,122	$1,572,158	$899,730	$695,498
Undistributed Net Investment Income Included in Net Assets at End of Year	$29,231	$32,544	$3,390	$1,998
Share Transactions:
Class A:
Shares Issued	72,568	60,845	30,168	22,954
Reinvestment of Distributions	4,334	2,973	215	643
Shares Redeemed	(66,704)	(76,626)	(19,866)	(28,393)
Total Class A Transactions	10,198	(12,808)	10,517	(4,796)
Class I:
Shares Issued	166	165	—	—
Reinvestment of Distributions	9	9	—	—
Shares Redeemed	(254)	(466)	—	—
Total Class I Transactions	(79)	(292)	—	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	10,119	(13,100)	10,517	(4,796)

(1) See Note 10 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

34	SEI Institutional International Trust / Annual Report / September 30, 2012

Statements of Changes in Net Assets ($ Thousands) (Continued)

For the years ended September 30,

	International Fixed Income Fund		Emerging Markets Debt Fund
	2012	2011	2012	2011
Operations:
Net Investment Income	$7,828	$11,662	$48,801	$50,403
Net Realized Gain (Loss) from Investments, Affiliated Investments, Futures Contracts, and Swap Contracts	5,531	3,682	48,569	32,145
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	16,653	(25,271)	(810)	1,855
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Futures Contracts, and Swap Contracts	15,233	(20,547)	69,712	(93,220)
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(15,591)	31,787	2,058	1,547
Net Increase (Decrease) in Net Assets Resulting from Operations	29,654	1,313	168,330	(7,270)
Dividends and Distributions from:
Net Investment Income:
Class A	(12,225)	(22,700)	(53,538)	(25,140)
Net Realized Gains:
Class A	—	(490)	(2,001)	—
Total Dividends and Distributions	(12,225)	(23,190)	(55,539)	(25,140)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	92,376	124,990	446,482	399,472
Reinvestment of Dividends & Distributions	11,251	21,936	49,190	22,662
Cost of Shares Redeemed	(118,192)	(141,201)	(319,757)	(445,193)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(14,565)	5,725	175,915	(23,059)
Net Increase (Decrease) in Net Assets	2,864	(16,152)	288,706	(55,469)
Net Assets:
Beginning of Year	488,929	505,081	876,396	931,865
End of Year	$491,793	$488,929	$1,165,102	$876,396
Undistributed (Distributions in excess of) Net Investment Income Included in Net Assets at End of Year	$(15,636)	$(30,912)	$8,863	$15,008
Share Transactions:
Class A:
Shares Issued	8,800	12,022	39,221	35,467
Reinvestment of Distributions	1,098	2,157	4,465	2,016
Shares Redeemed	(11,260)	(13,579)	(28,264)	(39,651)
Total Class A Transactions	(1,362)	600	15,422	(2,168)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2012	35

Financial Highlights

For the years ended September 30,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions and Return of Capital	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)**		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)**		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund
Class A
2012	$7.29	$0.14	$0.92	$1.06	$(0.16)		$—	$(0.16)	$8.19	14.76%	$1,842,851	1.26	%(3)	1.26	%(3)	1.26	%(3)	1.75%	56%
2011	8.34	0.16	(1.08)	(0.92)	(0.13)		—	(0.13)	7.29	(11.34)	1,566,893	1.27	(3)	1.27	(3)	1.27	(3)	1.88	98
2010	7.88	0.10	0.36	0.46	—		—	—	8.34	5.84	1,898,206	1.27	(3)	1.27	(3)	1.28		1.26	144
2009	8.85	0.13	(0.94)	(0.81)	(0.16)		—	(0.16)	7.88	(8.73)	2,053,411	1.28	(2)(3)	1.28	(2)(3)	1.29		2.01	154
2008	16.18	0.27	(5.52)	(5.25)	(0.34)		(1.74)	(2.08)	8.85	(36.96)	2,329,504	1.25	(2)(3)	1.26	(2)(3)	1.26	(2)	2.15	218
Class I
2012	$7.28	$0.12	$0.91	$1.03	$(0.13)		$—	$(0.13)	$8.18	14.37%	$5,271	1.51	%(3)	1.51	%(3)	1.51	%(3)	1.48%	56%
2011	8.32	0.13	(1.06)	(0.93)	(0.11)		—	(0.11)	7.28	(11.44)	5,265	1.52	(3)	1.52	(3)	1.52		1.54	98
2010	7.89	0.08	0.35	0.43	—		—	—	8.32	5.45	8,455	1.52	(3)	1.52	(3)	1.53		1.00	144
2009	8.82	0.13	(0.94)	(0.81)	(0.12)		—	(0.12)	7.89	(8.80)	8,397	1.53	(2)(3)	1.53	(2)(3)	1.54		1.97	154
2008	16.13	0.22	(5.49)	(5.27)	(0.30)		(1.74)	(2.04)	8.82	(37.14)	6,538	1.50	(2)(3)	1.51	(2)(3)	1.51	(2)	1.72	218
Emerging Markets Equity Fund
Class A
2012	$9.00	$0.05	$1.23	$1.28	$(0.03)		$—	$(0.03)	$10.25	14.21%	$899,730	1.97	%(4)	1.97	%(4)	2.07%		0.49%	93%
2011	11.40	0.05	(2.35)	(2.30)	(0.10)		—	(0.10)	9.00	(20.38)	695,498	1.96	(4)	1.96	(4)	2.09		0.44	98
2010	9.64	0.04	1.78	1.82	(0.06)		—	(0.06)	11.40	18.93	935,583	1.96	(4)	1.96	(4)	2.09		0.38	81
2009	11.43	0.08	0.18	0.26	(0.10)		(1.95)	(2.05)	9.64	16.40	916,780	1.97	(4)	1.97	(4)	2.11		1.08	80
2008	21.49	0.14	(5.64)	(5.50)	(0.08)		(4.48)	(4.56)	11.43	(33.33)	965,730	1.99	(4)	1.99	(4)	2.08		0.85	94
International Fixed Income Fund
Class A
2012	$10.44	$0.17	$0.48	$0.65	$(0.27)		$—	$(0.27)	$10.82	6.34%	$491,793	1.02	%(5)	1.02	%(5)	1.21%		1.60%	103%
2011	10.92	0.25	(0.22)	0.03	(0.51	)(9)	—	(0.51)	10.44	0.41	488,929	1.02	(5)	1.02	(5)	1.21		2.40	119
2010	10.21	0.24	0.57	0.81	(0.10	)(8)	—	(0.10)	10.92	7.97	505,081	1.07	(7)	1.07	(7)	1.21		2.33	135
2009	10.46	0.28	0.53	0.81	(1.06)		—	(1.06)	10.21	8.85	538,159	1.02	(5)	1.02	(5)	1.06		2.86	170
2008	10.91	0.37	(0.68)	(0.31)	(0.14)		—	(0.14)	10.46	(2.89)	703,324	1.02	(5)	1.02	(5)	1.04		3.45	147
Emerging Markets Debt Fund
Class A
2012	$10.81	$0.55	$1.36	$1.91	$(0.63)		$(0.02)	$(0.65)	$12.07	18.48%	$1,165,102	1.36	%(6)	1.36	%(6)	1.80%		4.85%	102%
2011	11.19	0.63	(0.70)	(0.07)	(0.31)		—	(0.31)	10.81	(0.71)	876,396	1.36	(6)	1.36	(6)	1.80		5.58	59
2010	10.24	0.67	1.14	1.81	(0.86)		—	(0.86)	11.19	18.78	931,865	1.36	(6)	1.36	(6)	1.79		6.41	70
2009	9.43	0.71	0.85	1.56	(0.75)		—	(0.75)	10.24	18.62	790,597	1.37	(6)	1.37	(6)	1.81		8.47	73
2008	11.04	0.62	(1.18)	(0.56)	(0.74)		(0.31)	(1.05)	9.43	(5.71)	877,354	1.37	(6)	1.37	(6)	1.79		5.94	83

*	Includes Fees Paid Indirectly, if applicable. See Note 4 in Notes to Financial Statements.
**	See Note 4 in Notes to Financial Statements.
†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)	Per share net investment income/(loss) and net realized and unrealized gains/(losses) calculated using average shares.
(2)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios for Class A and I shares would have been 1.28% and 1.53%, respectively, for 2009 and 2008.
(3)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios for Class A and I shares would have been 1.26% and 1.51%, respectively for 2012, 1.27% and 1.52%, respectively for 2011 and 2010, 1.28% and 1.53%, respectively for 2009 and 1.25% and 1.50%, respectively for 2008.
(4)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.96% for 2012, 2011, 2010, 2009 and 2008.
(5)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.02%, 1.02%, 1.01% and 1.02% for 2012, 2011, 2009 and 2008, respectively.
(6)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.36% for 2012, 2011, 2010, 2009 and 2008.
(7)	The expense ratio includes proxy and overdraft fees. Had these expenses been excluded, the ratio would have been 1.01% for 2010.
(8)	Includes return of capital of less than $0.01.
(9)	Includes a return of capital of $0.01 per share.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

36	SEI Institutional International Trust / Annual Report / September 30, 2012

Notes to Financial Statements

September 30, 2012

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”). The Trust’s prospectuses provide a description of each Fund’s investment objective, and strategies. The Trust is registered to offer Class A shares of each of the Funds, Class G shares of the International Equity, Emerging Markets Equity and Emerging Markets Debt Funds, and Class I shares of the International Equity Fund.

As of September 30, 2012, the Class G shares had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a sub-adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a sub-adviser, as applicable, continuously monitors the reliability of prices obtained from any pricing service and will notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Trust’s Fair Value Committee if it receives such notification from SIMC or a sub-adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are determined to be unreliable or can not be valued using methodologies described above are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates. The Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer’s industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a

SEI Institutional International Trust / Annual Report / September 30, 2012	37

Notes to Financial Statements (Continued)

September 30, 2012

Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of ASU No. 2011-04 did not materially affect the Funds’ financial condition or results of operations.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2012, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/

38	SEI Institutional International Trust / Annual Report / September 30, 2012

or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes — Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, speculative purposes or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Summary

Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2012, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, the Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its Investment Objective and Strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. In addition, the International Fixed Income Fund and the Emerging Markets Debt Fund may utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Summary Schedule of Investments for details regarding open futures contracts as of September 30, 2012, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed

SEI Institutional International Trust / Annual Report / September 30, 2012	39

Notes to Financial Statements (Continued)

September 30, 2012

rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Summary Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Summary Schedule of Investments for details regarding open swap contracts as of September 30, 2012, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually.

40	SEI Institutional International Trust / Annual Report / September 30, 2012

The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Funds charge a redemption fee based on a redemption, or a series of redemptions from a single identifiable source that in the aggregate exceed a specific dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($ Thousands)	Redemption Fee
International Equity Fund	$50,000	0.75%
Emerging Markets Equity Fund	25,000	1.25
International Fixed Income Fund	25,000	1.00
Emerging Markets Debt Fund	25,000	1.00

For the year ended September 30, 2012, the Funds did not charge any redemption fees. Such fees, if any, are retained by the Funds for the benefit of the remaining shareholders.

3. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Summary Schedules of Investments and the Statements of Operations. The fair value of derivative instruments as of September 30, 2012 was as follows:

	Asset Derivatives			Liability Derivatives
	Year ended September 30, 2012 ($ Thousands)			Year ended September 30, 2012 ($ Thousands)
Contract Type	Statements of Assets & Liabilities Location	Fair Value		Statements of Assets & Liabilities Location	Fair Value

International Equity
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$—		Unrealized loss on forward foreign currency contracts	$391
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	265	*	Net Assets — Unrealized depreciation on futures contracts	1,285	*

Total Derivatives not accounted for as hedging instruments		$265			$1,676

International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$95	*	Net Assets — Unrealized depreciation on futures contracts	$218	*
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	2,364	†	Net Assets — Unrealized depreciation on swap contracts	960	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	130		Unrealized loss on forward foreign currency contracts	2,082

Total Derivatives not accounted for as hedging instruments		$2,589			$3,260

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$24	*	Net Assets — Unrealized depreciation on futures contracts	$3	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	4,356		Unrealized loss on forward foreign currency contracts	1,499
Equity contracts	Net Assets — Unrealized appreciation on swap contracts	1,923	†	Net Assets — Unrealized depreciation of swap contracts	288	†
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	32	†	Net Assets — Unrealized depreciation on swap contracts	26	†

Total Derivatives not accounted for as hedging instruments		$6,335			$1,816

*	Includes cumulative appreciation/(depreciation) on futures contracts as reported in the Summary Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/(depreciation) on swap contracts as reported in the Summary Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

SEI Institutional International Trust / Annual Report / September 30, 2012	41

Notes to Financial Statements (Continued)

September 30, 2012

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2012 is as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total

International Equity
Equity contracts	$8,354	$—	$—	$8,354
Foreign exchange contracts	—	1,425	—	1,425
Total	$8,354	$1,425	$—	$9,779

International Fixed Income Fund
Interest rate contracts	$182	$—	$(47)	$135
Foreign exchange contracts	—	20,693	—	20,693
Credit contracts	—	—	(897)	(897)
Total	$182	$20,693	$(944)	$19,931

Emerging Markets Debt Fund
Interest rate contracts	$(2,673)	$—	$9	$(2,664)
Equity contracts	—	—	330	330
Foreign exchange contracts	—	875	—	875
Total	$(2,673)	$875	$339	$(1,459)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total

International Equity
Equity contracts	$(1,696)	$—	$—	$(1,696)
Foreign exchange contracts	—	(391)	—	(391)
Total	$(1,696)	$(391)	$—	$(2,087)

International Fixed Income Fund
Interest rate contracts	$247	$—	$214	$461
Foreign exchange contracts	—	(15,926)	—	(15,926)
Total	$247	$(15,926)	$214	$(15,465)

Emerging Markets Debt Fund
Interest rate contracts	$(121)	$—	$6	$(115)
Foreign exchange contracts	—	1,716	—	1,716
Equity contracts	—	—	1,558	1,558
Total	$(121)	$1,716	$1,564	$3,159

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

4. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an amended and restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor under an amended and restated Distribution Agreement dated September 16, 2002. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefrom. Such plans provide fees payable to the Distributor, calculated as a percentage of the average daily net assets attributable to each

42	SEI Institutional International Trust / Annual Report / September 30, 2012

particular class of each respective fund. Under both the shareholder servicing plan and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distrib-

utor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The waivers are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. Prior to February 1, 2012, the Adviser had contractually agreed to waive fees or reimburse expenses for the International Fixed Income Fund until the later of (i) two years after the effective date of the Expense Limitation Agreement, or (ii) January 31, 2012.

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each fund:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitations
International Equity Fund
Class A	0.505%	0.45%	0.25%	—	1.27%
Class I	0.505%	0.45%	0.25%	0.25%	1.52%
Emerging Markets Equity Fund
Class A	1.050%	0.65%	0.25%	—	1.96%
International Fixed Income Fund
Class A	0.300%	0.60%	0.25%	—	1.02%*
Emerging Markets Debt Fund
Class A	0.850%	0.65%	0.25%	—	1.36%

* Prior to February 1, 2012 the expense limitation was contractual.

For the year ended September 30, 2012, the Distributor retained 100% of both shareholder servicing fees and administrative servicing fees, less the waiver.

Investment Sub-Advisory Agreements — As of September 30, 2012, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser
International Equity Fund
Acadian Asset Management LLC
Causeway Capital Management LLC
del Rey Global Investors LLC
INTECH Investment Management LLC
Neuberger Berman Management LLC
Schroder Investment Management North America, Inc.
Tradewinds Global Investors LLC
Emerging Markets Equity Fund
Delaware Management Company
JO Hambro Capital Management Limited
Kleinwort Benson Investors International
Lazard Asset Management LLC
Neuberger Berman Management LLC
PanAgora Asset Management, Inc.
The Boston Company Asset Management LLC
International Fixed Income Fund
AllianceBernstein L.P.
Fidelity International Investment Advisors (UK) Limited (delegates to Fidelity International Investment Advisors)
Wellington Management Company, LLP

Investment Sub-Adviser
Emerging Markets Debt Fund
Ashmore Investment Management Limited
ING Investment Management Advisors, B.V.
Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee, paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions. For the year ended September 30, 2012, the Distributor received no brokerage commissions.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2012, can be found on the Statement of Operations and Financial Highlights, respectively. During the year ended September 30, 2012, the Funds did not report any such fees.

SEI Institutional International Trust / Annual Report / September 30, 2012	43

Notes to Financial Statements (Continued)

September 30, 2012

Investment in Affiliated Securities — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund L.P., also an affiliated fund.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Trustees of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula approved by the SEI Funds’ board of trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended September 30, 2012, the Trust had not participated in the Program.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2012, were as follows:

	Purchases ($ Thousands)	Sales and Maturities ($ Thousands)
International Equity Fund
US Government	$—	$—
Other	969,262	926,585
Emerging Markets Equity Fund
US Government	—	—
Other	857,518	751,674
International Fixed Income Fund
US Government	962	915
Other	446,817	452,900
Emerging Markets Debt Fund
US Government	—	—
Other	961,838	896,544

Included in the realized gain on investments for the International Equity and Emerging Markets Equity funds was $786 and $1,319 ($ Thousands), respectively, received from AXA Rosenberg Investment Management, a former investment sub-adviser to the funds, as a result of a settlement with the Securities and Exchange Commission related to a coding error in its quantitative investment process. The settlement proceeds represented 0.05% and 0.19% of the funds’ average net assets, respectively, for the year ended September 30, 2011.

6. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under GAAP. These differences, which may result in distribution reclassifications, are primarily due to paydown reclassifications, foreign currency transactions, net investment losses, investment in partnerships, swaps and passive foreign investment companies. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in passive foreign investment companies, investments in partnerships, distribution reclassification, REIT income reclassification, distributions in excess of net investment income and foreign currency transactions have been reclassified to/from the following accounts as of September 30, 2012:

	Paid-in Capital ($ Thousands)	Undistributed Net Investment Income/(Loss) ($ Thousands)	Accumulated Realized Gain/ (Loss) ($ Thousands)
International Equity Fund	$—	$1,105	$(1,105)
Emerging Markets Equity Fund	—	(553)	553
International Fixed Income Fund	(1,462)	19,673	(18,211)
Emerging Markets Debt Fund	—	(1,408)	1,408

44	SEI Institutional International Trust / Annual Report / September 30, 2012

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Totals ($ Thousands)
International Equity Fund	2012	$34,761	$—	$—	$34,761
	2011	27,465	—	—	27,465
Emerging Markets Equity Fund	2012	2,183	—	—	2,183
	2011	8,167	—	—	8,167
International Fixed Income Fund	2012	12,225	—	—	12,225
	2011	22,700	—	490	23,190
Emerging Markets Debt Fund	2012	53,538	2,001	—	55,539
	2011	25,140	—	—	25,140

As of September 30, 2012, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Gains (Losses) ($ Thousands)
International Equity Fund	$29,975	$—	$(1,005,442)	$(38,847)
Emerging Markets Equity Fund	5,483	—	(26,674)	(53,694)
International Fixed Income Fund	—	—	(16,081)	—
Emerging Markets Debt Fund	36,708	37,028	—	—

	Post October Currency Losses ($ Thousands)	Unrealized Appreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Accumulated Gains (Losses) ($ Thousands)
International Equity Fund	$—	$18	$795	$(1,013,501)
Emerging Markets Equity Fund	—	1,072	—	(73,813)
International Fixed Income Fund	—	24,367	(15,530)	(7,244)
Emerging Markets Debt Fund	—	76,423	(19,344)	130,815

Post-October losses represent losses realized on investment transactions from November 1, 2011 through September 30, 2012, that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Total Capital Loss Carryforward 09/30/12 ($ Thousands)
International Equity Fund	$306,282	$690,357	$996,639
Emerging Markets Equity Fund	—	19,246	19,246
International Fixed Income Fund	—	16,081	16,081

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total *
International Equity Fund	$6,750	$2,053	$8,803
Emerging Markets Equity Fund	6,697	731	7,428

*	This table should be used in conjunction with the capital loss carryforwards table.

During the year ended September 30, 2012, the following Funds utilized capital loss carryforwards to offset capital gains:

Amount utilized ($ Thousands)
International Fixed Income Fund	$4,547
Emerging Markets Debt Fund	749

For Federal income tax purposes, the cost of securities owned at September 30, 2012, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bonds and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2012, was as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
International Equity Fund	$1,967,993	$160,093	$(158,738)	$1,355
Emerging Markets Equity Fund	988,190	106,471	(105,150)	1,321
International Fixed Income Fund	462,279	31,197	(5,399)	25,798
Emerging Markets Debt Fund	1,014,648	94,246	(22,475)	71,771

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2012, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATION/RISKS

Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not

SEI Institutional International Trust / Annual Report / September 30, 2012	45

Notes to Financial Statements (Concluded)

September 30, 2012

typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the International Fixed Income and Emerging Markets Debt Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers are estimates that may differ from the value that would be realized if the securities were sold. At September 30, 2012, the total value of these securities represented approximately 2% of the net assets of the Emerging Markets Debt Fund.

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, Management believes that based on experience, the risk of loss from such claims is considered remote.

8. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the FASB issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10. LITIGATION SETTLEMENT

During the year ended September 30, 2012, the International Equity Fund received reimbursements to Class A of $3,740 ($ Thousands) and to Class I of $12 ($ Thousands). These amounts received by the International Equity Fund were related to the Bank of America Fair Value Market Timing Litigation and are included in the Statement of Changes. The reimbursements did not have a significant impact on the International Equity Fund’s performance for the year ended September 30, 2012.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2012.

46	SEI Institutional International Trust / Annual Report / September 30, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Institutional International Trust:

We have audited the accompanying statements of assets and liabilities of SEI Institutional International Trust comprised of the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (collectively, the “Funds”), including the summary schedules of investments, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional International Trust as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 29, 2012

SEI Institutional International Trust / Annual Report / September 30, 2012	47

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2012.

Set forth below are the names, ages, addresses, position with the Fund, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the directors, and other directorships outside the fund complex of each of the persons currently serving as Directors and Officers of the Fund. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED DIRECTORS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., and SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee*	since 1982	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Global Nominee, Ltd, SEI Investments (Asia), Limited, and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 1996	Retired since January 2012. Self-employed Consultant, Newfound Consultants, Inc. since April 1997-December 2011.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, Director of SEI Structured Credit Fund L.P. and member of the independent review committee for SEI’s Canadian-registered mutual funds.
Rosemarie B. Greco One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania from 2003 to 2008.	96	Director, Sunoco, Inc.; Director, Exelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.

*Messrs.	Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]Each

Trustee shall hold office during the lifetime of the Trust until the election and qualification of his of her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP. and New Covenant Funds.

48	SEI Institutional International Trust / Annual Report / September 30, 2012

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 54 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital, since 2008. Managing Director, Cue Capital from March 2002 to March 2008	96	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	96	Trustee/Director of Ariel Mutual Funds and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 70 yrs. old	Trustee	since 2007	Private Investor since 1994.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 68 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	96	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute, Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 65 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Fund Services (March 2005 to June 2006)	N/A	N/A
Russell Emery One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012.	N/A	N/A

SEI Institutional International Trust / Annual Report / September 30, 2012	49

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Timothy D. Barto One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 41 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 36 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker, Bidder & Reath LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since 2004.	N/A	N/A
Keri E. Rohn One Freedom Valley Drive, Oaks, PA 19456 31 yrs. old	Privacy Officer and Anti-Money Laundering Compliance Officer	since 2009	Compliance Officer of SEI Investments Company since June 2003.	N/A	N/A

[1]Each

trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P. and New Covenant Funds.

50	SEI Institutional International Trust / Annual Report / September 30, 2012

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Annualized Expense Ratios	Expenses Paid During Period*
International Equity Fund
Actual Fund Return
Class A	$1,000.00	$993.90	1.26%	$6.28
Class I	1,000.00	992.70	1.51	7.52
Hypothetical 5% Return
Class A	$1,000.00	$1,018.77	1.26%	$6.36
Class I	1,000.00	1,017.52	1.51	7.62
Emerging Markets Equity Fund
Actual Fund Return
Class A	$1,000.00	$965.20	1.97%	$9.68
Hypothetical 5% Return
Class A	$1,000.00	$1,015.21	1.97%	$9.93

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Annualized Expense Ratios	Expenses Paid During Period*
International Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,033.40	1.02%	$5.22
Hypothetical 5% Return
Class A	$1,000.00	$1,019.94	1.02%	$5.18
Emerging Markets Debt Fund
Actual Fund Return
Class A	$1,000.00	$1,072.00	1.36%	$7.09
Hypothetical 5% Return
Class A	$1,000.00	$1,018.23	1.36%	$6.90

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional International Trust / Annual Report / September 30, 2012	51

Board of Trustees Considerations in Approving the Funds’ Investment Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (x) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (xi) the Funds’ performance compared with similar mutual funds.

52	SEI Institutional International Trust / Annual Report / September 30, 2012

At the June 27, 2012 and September 19, 2012 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings, including:

•

the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds;

•	the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•

the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s and each Sub-Adviser’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and, where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees and the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC and the Sub-Advisers, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

SEI Institutional International Trust / Annual Report / September 30, 2012	53

Board of Trustees Considerations in Approving the Funds’ Investment Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

54	SEI Institutional International Trust / Annual Report / September 30, 2012

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2012 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2012 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2012 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Return of Capital	(B) Long-Term Capital Gain Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total	(E) Dividends Received Deductions (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
International Equity	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.03%	0.00%
Emerging Markets Equity	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.01%	0.00%
International Fixed Income	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.07%	0.10%	0.00%
Emerging Markets Debt	0.00%	3.60%	96.40%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2012, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
International Equity	$32,578,354	$2,589,995
Emerging Markets Equity	6,762,434	1,912,645

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(5)	“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (F) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional International Trust / Annual Report / September 30, 2012	55

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2012

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Keri E. Rohn

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KMPG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-018 (9/12)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2012 and 2011 as follows:

		Fiscal 2012				Fiscal 2011
		All fees and services to the Registrant that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$190,100		N/A	N/A	$178,500		N/A	N/A
(b)	Audit-Related Fees	$20,000	(3)	$0	$0	$25,000	(3)	$0	$0
(c)	Tax Fees	$0		$5,000	N/A	$0		$0	N/A
(d)	All Other Fees	$0		$236,000	$0	$0		$234,500	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Audit-related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2012	Fiscal 2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2012 and 2011 were $236,000 and $234,500, respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the Registrant.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are listed below.

Schedule of Investments

International Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.8%

Argentina — 0.0%
Tenaris	2,059	$42

Australia — 3.1%
ALS	85,776	766
Alumina	1,118,227	988
Amcor	386,803	3,121
AMP	16,846	76
APA Group (A)	148,993	734
Atlas Iron *	2,273,801	3,334
Australia & New Zealand Banking Group	407,583	10,490
Australian Stock Exchange	6,115	188
Beach Energy	389,254	512
BHP Billiton (USD) ADR (A)	43,900	3,012
Boral	37,541	150
Brambles	128,646	939
Caltex Australia	98,796	1,698
Centro Retail Australia (B)	26,036	57
CFS Retail Property Trust Group (B)	34,385	69
Coca-Cola Amatil	11,072	156
Commonwealth Bank of Australia	21,044	1,220
Credit Group	6,790	45
Crown	17,653	167
CSL	96,080	4,596
Dexus Property Group (B)	890,282	880
Echo Entertainment Group	23,844	95
Fortescue Metals Group (A)	29,671	108
Goodman Group (B)	225,718	930
GPT Group (B)	17,180	61
Iluka Resources	309,448	3,195
Leighton Holdings	15,451	267
Macquarie Group	23,382	692
Newcrest Mining	330,170	10,005
Orica	1,042	27
Ramsay Health Care	4,996	125
Roc Oil *	155,859	59
Santos	48,384	572
Sims Metal Management	3,984	40
Sonic Healthcare	4,827	68
Stockland (B)	11,664	41
Suncorp Group	33,368	321
Tatts Group	297,431	838
Telstra	560,363	2,284
Toll Holdings	129,438	594
Transurban Group	155,478	970
Wesfarmers	26,894	958
Westfield Group (B)	52,378	553
Westfield Retail Trust (B)	48,979	147
Westpac Banking	220	6
WorleyParsons	2,351	69

		56,223

Austria — 0.0%
Andritz	5,398	306
Oesterreichische Post	4,748	170
Raiffeisen International Bank Holding	4,820	175

		651

Description	Shares	Market Value ($ Thousands)

Belgium — 1.7%
Ageas	71,318	$1,712
Anheuser-Busch InBev	197,567	16,819
Belgacom	239,617	7,321
Colruyt (A)	105,151	4,585
KBC Groep	21,585	518
Solvay	1,114	129
UCB	2,810	155
Umicore	15,401	806

		32,045

Bosnia and Herzegovina — 0.1%
Axis Capital Holdings	65,521	2,288

Brazil — 0.4%
Centrais Eletricas Brasileiras	163,400	973
Centrais Eletricas Brasileiras ADR	204,827	1,215
Cia Energetica de Minas Gerais ADR	30,145	365
Petroleo Brasileiro ADR	182,027	4,176

		6,729

Canada — 3.5%
Agrium	26,300	2,726
Bank of Nova Scotia (A)	52,400	2,871
Barrick Gold	225,222	9,405
Cameco	155,934	3,033
Cenovus Energy	78,540	2,739
Cott *	7,100	56
Goldcorp	120,100	5,510
Horizon North Logistics	23,300	189
Kinross Gold	616,016	6,290
Magna International, Cl A	62,800	2,715
New Gold *	464,100	5,684
Nexen	57,900	1,467
Onex	11,606	458
Silver Wheaton	117,700	4,675
Sino-Forest, Cl A *(C)	76,000	8
Suncor Energy	314,047	10,320
Talisman Energy	154,187	2,054
Toronto-Dominion Bank	44,636	3,719

		63,919

Chile — 0.2%
Sociedad Quimica y Minera de Chile ADR	71,500	4,407

China — 0.4%
Huaneng Power International, Cl H	3,902,000	2,969
Industrial & Commercial Bank of China, Cl H	7,245,000	4,280

		7,249

Colombia — 0.1%
Ecopetrol ADR	44,500	2,622

Czech Republic — 0.1%
Komercni Banka (D)	10,900	2,161

Denmark — 1.2%
AP Moeller - Maersk, Cl B	267	1,913
AP Moeller - Maersk, Cl A	10	68
Carlsberg, Cl B	2,362	209

1	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

Coloplast, Cl B	1,627	$339
Jyske Bank *	112,431	3,345
Novo Nordisk, Cl B	62,554	9,894
Tryg	87,138	5,668
William Demant Holding *	5,246	471

		21,907

Finland — 0.3%
Elisa, Cl A	10,216	231
Kone, Cl B	610	42
Metso	18,695	669
Nokian Renkaat	16,012	652
Stora Enso, Cl R	601,458	3,741
Wartsila, Cl B	25,299	877

		6,212

France — 8.8%
Accor	5,851	195
Air Liquide (A)	28,877	3,583
Alcatel-Lucent *(A)	2,943,893	3,253
Alstom	35,938	1,262
Areva	79,082	1,450
Arkema	64,580	6,053
AtoS	4,951	346
AXA (A)	334,595	4,989
BNP Paribas (A)	207,576	9,875
Bureau Veritas	993	102
Carrefour (A)	149,982	3,114
Christian Dior	2,735	367
Cie Generale des Etablissements-Michelin, Cl B	66,812	5,240
Cie Generale d’Optique Essilor International	78,167	7,328
Compagnie Generale de Geophysique-Veritas *(A)	24,987	788
Danone	251	15
Dassault Systemes	483	51
Electricite de France (A)	99,095	2,079
Eurazeo	1,155	53
Eutelsat Communications	117,109	3,769
Fonciere Des Regions (B)	2,242	169
Iliad	2,753	449
Lafarge	1,037	56
Lagardere SCA	1,577	43
Legrand (A)(E)	182,420	6,883
L’Oreal	45,865	5,680
LVMH Moet Hennessy Louis Vuitton	39,838	5,996
Nexity	5,300	153
Pernod-Ricard	28,375	3,187
PPR	31	5
Publicis Groupe	4,834	271
Remy Cointreau	4,058	467
Renault (A)	51,741	2,431
Rexel	271,110	5,462
Safran	165,847	5,971
Sanofi	353,602	30,183
Schneider Electric	238,540	14,134
Societe BIC	874	106
Sodexo	77,542	5,845
Technip	61,762	6,874
Thales (A)	57,530	1,978
Total	194,192	9,643
Veolia Environnement	13,090	141

Description	Shares	Market Value ($ Thousands)

Vinci	648	$28
Vivendi	66,494	1,298
Wendel	6,885	582
Zodiac Aerospace	6,430	629

		162,576

Germany — 8.4%
Adidas	5,068	416
Allianz	17,552	2,091
BASF	85,318	7,206
Bayer	108,656	9,342
Bayerische Motoren Werke	21,776	1,594
Beiersdorf	3,293	242
Brenntag	46,416	5,948
Celesio	4,397	78
Continental	43,852	4,299
Daimler	189,074	9,162
Deutsche Bank	37,161	1,470
Deutsche Boerse (A)	205,895	11,407
Deutsche Lufthansa	118,404	1,607
Deutsche Post	356,756	6,976
Deutsche Telekom	326,073	4,017
E.ON	98,739	2,346
Fresenius	483	56
Fresenius Medical Care	97,122	7,130
GEA Group	187,253	5,672
Gerresheimer	2,466	129
Hannover Rueckversicherung	9,300	595
HeidelbergCement	24,890	1,305
Henkel	11,160	729
Hugo Boss	1,724	152
Infineon Technologies	1,064,754	6,764
Kabel Deutschland Holding *(A)	38,349	2,739
Lanxess	10,830	899
Linde (A)	88,407	15,241
MAN	7,922	726
Merck	10,747	1,327
Muenchener Rueckversicherungs	55,307	8,645
RWE	2,644	118
SAP	104,943	7,440
SAP ADR (A)	69,900	4,986
Siemens	158,522	15,828
Suedzucker	31,798	1,127
Symrise	166,749	5,653

		155,462

Hong Kong — 3.0%
AIA Group	1,836,200	6,844
ASM Pacific Technology (A)	49,500	586
BOC Hong Kong Holdings	197,500	628
Chaoda Modern Agriculture *(C)	2,440,000	346
China Merchants Holdings International	400,000	1,233
China Mobile	517,000	5,731
China Mobile ADR	85,100	4,711
CLP Holdings	151,000	1,283
CNOOC	2,557,000	5,244
First Pacific (A)	678,000	737
Galaxy Entertainment Group *	249,000	835
Hang Lung Group (A)	20,000	127
Hang Seng Bank	3,100	48
Hong Kong & China Gas	38,600	98
Hongkong Land Holdings (A)	125,000	751

2	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

Hutchison Telecommunications Hong Kong Holdings	802,000	$355
Hutchison Whampoa	189,500	1,838
Hysan Development	111,000	505
Jardine Strategic Holdings	221,610	7,517
Kerry Properties	29,000	147
Li & Fung (A)	810,000	1,256
MGM China Holdings	180,000	312
New World Development	1,100,000	1,705
Orient Overseas International	16,000	88
RCG Holdings *	16,196	—
Shangri-La Asia	122,000	237
SJM Holdings	59,000	128
Sun Hung Kai Properties	386,000	5,656
Swire Pacific, Cl A	9,500	116
Wheelock	70,000	302
Wing Hang Bank	16,500	155
Yue Yuen Industrial Holdings (A)	1,869,000	6,292

		55,811

India — 0.3%
Idea Cellular *	3,857,257	6,238

Indonesia — 0.1%
Bank Mandiri	2,291,200	1,963
Telekomunikasi Indonesia ADR	2,286	89

		2,052

Ireland — 1.1%
CRH	89,657	1,730
Elan *	137,679	1,486
Experian	541,123	8,992
James Hardie Industries	98,311	889
Kerry Group, Cl A	17,614	903
Ryanair Holdings ADR *	132,700	4,280
Smurfit Kappa Group	261,595	2,645

		20,925

Israel — 0.8%
Bezeq Israeli Telecommunication (D)	2,408,029	2,810
Check Point Software Technologies *	185,968	8,956
Mellanox Technologies *(D)	2,579	267
NICE Systems *(D)	10,303	342
Teva Pharmaceutical Industries (D)	3,217	133
Teva Pharmaceutical Industries ADR	60,932	2,523

		15,031

Italy — 0.9%
Enel	372,509	1,319
Eni	40,748	892
ERG	93,152	673
Exor	32,479	818
Fiat Industrial	86,357	845
Intesa Sanpaolo	1,145,666	1,744
Luxottica Group	19,568	693
Pirelli & C (A)	37,159	401
Prysmian	2,808	50
Saipem	2,901	139
Snam Rete Gas	902,841	4,007
Telecom Italia RNC	5,833,246	5,114
Unione di Banche Italiane	15,658	58

		16,753

Description	Shares	Market Value ($ Thousands)

Japan — 16.0%
Advantest (A)	33,200	$433
Aeon Credit Service	6,600	143
Aisin Seiki	7,800	223
Ajinomoto	3,000	47
Alfresa Holdings	16,900	837
Alpen	14,700	277
AOKI Holdings	3,800	83
Aoyama Trading	5,300	102
Arc Land Sakamoto	12,800	191
Arnest One	37,800	585
Astellas Pharma	144,700	7,375
Autobacs Seven (A)	2,500	114
Bank of Yokohama	40,000	191
Belluna	6,800	55
Best Bridal	65	75
Calsonic Kansei (A)	199,000	770
Canon	1,500	48
Casio Computer (A)	30,500	217
Central Glass	31,000	92
Central Japan Railway	34,700	3,060
Chiyoda	34,200	584
Chugai Pharmaceutical	10,400	219
Chugoku Electric Power	18,800	251
Citizen Holdings	57,000	291
Coca-Cola West (A)	172,500	2,869
Cocokara fine	1,600	56
Cosmo Oil	22,000	41
Credit Saison	21,200	514
Dai Nippon Printing (A)	750,600	5,248
Daicel	225,000	1,353
Daido Steel	4,000	19
Daihatsu Motor	37,800	633
Dai-ichi Life Insurance	454	517
Daiichi Sankyo	74,200	1,230
Daiichikosho	4,600	111
Daikyo	175,000	443
Dainippon Sumitomo Pharma	101,500	1,119
Daito Trust Construction (A)	29,700	2,997
Daiwa House Industry	202,000	2,942
Denso	2,800	88
Doutor Nichires Holdings	6,200	78
Dydo Drinco	4,400	201
EDION (A)	78,900	350
Eisai	600	27
Faith	340	37
FamilyMart	4,800	237
Fanuc	85,700	13,857
Fast Retailing	4,000	933
Fuji Film Holdings	312,600	5,256
Fuji Heavy Industries	110,000	916
Fuji Soft	4,100	86
Fujishoji	42	57
Fujitsu	182,000	685
Fukuoka Financial Group	61,000	249
Geo Holdings (A)	200	230
GMO internet	8,200	56
Goldcrest	1,640	25
Gulliver International	2,250	65
Hachijuni Bank	231,000	1,286
Hakuhodo DY Holdings	3,740	253
Hankyu Hanshin Holdings	51,000	277

3	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

Hino Motors	361,000	$2,371
HIS	12,100	382
Hisamitsu Pharmaceutical	900	50
Hitachi (A)	655,700	3,658
Hitachi Chemical	1,100	15
Hitachi Construction Machinery	17,900	291
Hitachi High-Technologies	12,400	300
Hokkaido Electric Power	4,000	33
Hokuriku Electric Power	3,800	46
Honda Motor (A)	387,000	11,923
IHI	304,000	680
Iida Home Max	30,600	286
Inpex	67	401
Isetan Mitsukoshi Holdings	34,600	362
Isuzu Motors	179,000	867
IT Holdings	56,400	735
Itochu	57,000	580
Itochu-Shokuhin	1,900	71
J Front Retailing	83,000	467
J Trust	9,200	108
Japan Petroleum Exploration	2,400	97
Japan Prime Realty Investment, Cl A (B)	131	396
Japan Real Estate Investment, Cl A (B)	4	40
Japan Retail Fund Investment, Cl A (B)	37	66
Japan Steel Works	239,000	1,336
Japan Tobacco	35,200	1,060
JFE Holdings	6,164	82
JGC	309,200	10,353
Joyo Bank	10,000	49
JSR	3,200	53
Jupiter Telecommunications	8,833	8,992
JVC Kenwood	78,200	281
Kamei	5,000	49
Kanamoto	5,000	58
Kanematsu *	158,000	185
Kanematsu Electronics	6,100	68
Kansai Paint	411,300	4,573
Kao	105,200	3,110
Kasumi	12,600	84
KDDI	110,600	8,615
Keio	63,000	477
Keisei Electric Railway	53,000	480
Keyence	11,100	2,853
Kinki Sharyo (A)	37,000	120
Kintetsu (A)	11,000	43
Kita-Nippon Bank	1,700	50
Koito Manufacturing	1,000	12
Komatsu	63,700	1,258
Konaka (A)	7,700	71
Konica Minolta Holdings	36,500	282
Kubota	73,000	741
KYORIN Holdings	6,000	148
Lawson	6,500	501
Mabuchi Motor (A)	178,500	8,191
Makita	72,400	2,820
Marubeni (A)	203,000	1,299
Medipal Holdings	34,600	478
Megane TOP	14,700	170
Misawa Homes (A)	24,600	374

Description	Shares	Market Value ($ Thousands)

Mitsubishi Gas Chemical	11,000	$55
Mitsubishi Heavy Industries	112,000	487
Mitsubishi Materials	180,000	569
Mitsubishi UFJ Financial Group	351,400	1,653
Mitsubishi UFJ Lease & Finance	4,480	189
Mitsui Fudosan	10,000	201
Mitsui Home	8,000	42
Mizuho Financial Group	288,800	471
MS&AD Insurance Group Holdings	268,900	4,669
Namco Bandai Holdings	500	9
NEC	64,000	102
NEC Fielding	9,800	120
NEC Mobiling	1,200	47
NEC Networks & System Integration	17,900	301
NET One Systems	23,400	296
NHK Spring	36,700	316
Nichii Gakkan	9,500	92
Nichireki	8,000	41
Nidec	700	51
Nihon Unisys	17,700	128
Nikon	28,100	776
Nintendo	35,500	4,513
Nippo	35,000	407
Nippon Densetsu Kogyo	5,000	49
Nippon Road	9,000	32
Nippon Shinyaku	6,000	77
Nippon Synthetic Chemical Industry	7,000	46
Nippon Telegraph & Telephone	222,200	10,624
Nippon Telegraph & Telephone ADR	155,603	3,689
Nippon Yusen	80,000	142
Nishimatsu Construction	78,000	120
Nissan Motor	39,200	335
Nissan Tokyo Sales Holdings *(A)	42,000	187
Nisshin Fudosan	13,200	77
NOK	27,200	437
Nomura Holdings	71,300	256
Nomura Real Estate Holdings	55,400	977
Nomura Real Estate Office Fund, Cl A (B)	18	113
North Pacific Bank *	412,300	1,180
NTT Data	139	438
Nuflare Technology	11	97
Oita Bank	16,000	53
Ono Pharmaceutical	1,800	111
Oracle Japan	4,200	217
Otsuka	5,500	495
Otsuka Holdings	86,400	2,688
Panasonic	204,900	1,359
Relo Holdings	1,400	49
Resorttrust	4,500	84
Riken	9,000	33
Rohm	60,200	2,034
San-In Godo Bank	15,000	110
Sankyo	91,000	4,252
SBI Holdings	5,320	34
Secom	65,300	3,416
Sega Sammy Holdings	117,400	2,235
Seino Holdings	76,000	484
Sekisui Chemical	610,000	4,932

4	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

Sekisui House	216,000	$2,152
Sekisui Jushi	5,000	52
Seven & I Holdings	444,200	13,686
Shikoku Electric Power	34,100	386
Shimamura	2,400	280
Shimano	7,600	555
Shin-Etsu Chemical	89,800	5,067
Ship Healthcare Holdings	5,900	189
Shiseido	362,600	4,992
Showa	34,000	301
Showa Denko KK	148,000	236
SKY Perfect JSAT Holdings	96	43
SMC	29,100	4,705
Softbank	120,700	4,902
Sojitz	370,700	481
Sony Financial Holdings	396,800	6,824
Stanley Electric	16,400	244
Sumitomo	56,100	759
Sumitomo Electric Industries	23,400	248
Sumitomo Forestry	8,900	79
Sumitomo Mitsui Financial Group	222,600	6,981
Sumitomo Mitsui Trust Holdings	1,272,220	3,794
Sumitomo Precision Products	29,000	120
Sumitomo Real Estate Sales	1,090	55
Sumitomo Realty & Development	10,000	266
Suruga Bank	6,000	68
Suzuken	39,100	1,304
Suzuki Motor	37,300	726
Sysmex	4,400	212
T&D Holdings	32,500	353
Taiheiyo Cement	59,000	127
Taisho Pharmaceutical Holdings	500	41
Takashimaya	9,000	62
TDK	7,800	291
Tobu Railway	172,000	929
Toho	3,700	68
Toho Holdings	32,500	668
Tokai	2,800	72
Tokyo Electron	93,200	3,983
Tokyu Land	86,000	462
Toppan Forms	16,800	163
Topre	4,100	35
Toshiba TEC	96,000	427
Totetsu Kogyo	9,000	115
Toyoda Gosei	19,100	384
Toyota Motor	331,200	12,941
Toyota Motor ADR	25,066	1,968
Toyota Tsusho	97,600	2,094
TS Tech	7,100	114
Unicharm (A)	10,100	582
Unipres	10,600	236
USS	4,270	453
VT Holdings	4,300	37
Wacoal Holdings	175,704	2,123
Warabeya Nichiyo	13,300	231
Watabe Wedding	6,395	55
Yakult Honsha	6,500	309
Yamato Kogyo (A)	2,500	74
Yamazen	7,600	49
Yaskawa Electric (A)	568,000	3,818
Yellow Hat	12,500	174
Yuasa Trading	38,000	66

Description	Shares	Market Value ($ Thousands)

		$295,353

Malta — 0.0%
BGP Holdings *(C)	198,683	—

Mexico — 0.3%
Grupo Financiero Santander Mexico ADR *	372,538	5,104
Industrias, Cl B *	16,800	100

		5,204

Netherlands — 4.7%
Aegon	19,059	99
Akzo Nobel	267,747	15,153
ASML Holding	31,862	1,705
Boskalis Westminster	5,482	198
DE Master Blenders 1753 *	7,800	94
European Aeronautic Defence and Space	126,776	4,023
Fugro	2,212	151
Gemalto	14,719	1,296
Heineken	24,693	1,474
ING Groep *	758,940	6,004
Koninklijke Ahold	627,734	7,871
Koninklijke DSM	2,920	146
Koninklijke Vopak	12,357	869
PostNL	881,986	3,075
QIAGEN *	6,088	112
Randstad Holding	1,865	62
Reed Elsevier	869,613	11,641
Royal Dutch Shell, Cl A	251,816	8,713
Royal Dutch Shell, Cl B	173,193	6,147
Royal Imtech	136,176	3,598
Unilever (A)	211,207	7,480
Wolters Kluwer	316,745	5,962

		85,873

New Zealand — 0.1%
Chorus	108,845	294
Telecom of New Zealand	1,158,145	2,290

		2,584

Norway — 1.3%
Aker Solutions	2,672	51
DNB	920,593	11,297
Marine Harvest *	1,918,283	1,551
Orkla	92,652	704
Seadrill	54,455	2,128
Statoil	287,117	7,418
Telenor	1,820	35

		23,184

Poland — 0.1%
KGHM Polska Miedz (A)	37,620	1,791

Portugal — 0.0%
Jeronimo Martins (A)	10,704	179

Russia — 0.8%
Gazprom ADR	242,597	2,448
NovaTek GDR	20,703	2,449
Sberbank of Russia ADR	752,179	8,763
Surgutneftegas ADR	8,414	76

		13,736

5	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

Singapore — 1.4%
Bukit Sembawang Estates	10,000	$43
CapitaLand	103,000	267
ComfortDelgro	38,000	53
DBS Group Holdings (A)	332,000	3,895
Fraser and Neave (A)	150,000	1,086
Jardine Cycle & Carriage (A)	9,000	353
Keppel (A)	172,110	1,599
Keppel Land	125,000	362
Oversea-Chinese Banking (A)	153,000	1,165
SembCorp Industries (A)	562,600	2,600
SembCorp Marine (A)	1,153,000	4,671
Singapore Airlines	512,000	4,483
Singapore Land	23,000	133
Singapore Press Holdings (A)	18,400	61
Singapore Technologies Engineering (A)	53,000	153
Singapore Telecommunications	29,000	76
Transpac Industrial Holdings	48,000	68
United Overseas Bank	263,000	4,213
UOL Group	53,000	247
Wilmar International (A)	14,000	37
Yangzijiang Shipbuilding Holdings (A)	427,000	341

		25,906

South Africa — 0.6%
AngloGold Ashanti ADR	94,946	3,328
Gold Fields	445,972	5,770
Impala Platinum Holdings	123,886	2,087
Liberty Holdings	9,672	116

		11,301

South Korea — 2.8%
Hana Financial Group	16,860	516
Hyundai Mobis	18,391	5,138
Hyundai Motor	5,303	1,202
Kia Motors	18,767	1,172
Korea Electric Power ADR	205,475	2,552
KT ADR	340,100	5,319
KT&G	137,854	10,506
LG Display	42,450	1,083
Samsung Electronics	13,366	16,187
Shinhan Financial Group	93,150	3,181
SK Telecom ADR	301,044	4,377

		51,233

Spain — 1.0%
Abertis Infraestructuras	20,089	296
Amadeus IT Holding, Cl A	7,675	179
Banco Popular Espanol (A)	417,341	913
Distribuidora Internacional de Alimentacion	94,301	521
Enagas	273,304	5,397
Endesa	8,158	157
Ferrovial (A)	4,641	61
Grifols *(A)	23,575	780
Inditex	1,209	150
Indra Sistemas (A)	424,772	4,120
Red Electrica	32,676	1,551
Tecnicas Reunidas (A)	107,286	4,994

		19,119

Sweden — 2.1%
Alfa Laval	2,952	54

Description	Shares	Market Value ($ Thousands)

Assa Abloy, Cl B	33,045	$1,074
Atlas Copco, Cl A	42,475	993
Atlas Copco, Cl B	44,271	928
Boliden	8,744	146
Electrolux, Ser B	67,994	1,680
Elekta, Cl B	398,140	5,268
Getinge, Cl B	4,628	140
Hennes & Mauritz, Cl B	5,674	197
Hexagon, Cl B	32,954	708
Husqvarna, Cl B	25,468	130
Industrivarden, Cl C	16,573	238
Investor, Cl B	2,859	63
Lundin Petroleum *	929	23
Millicom International Cellular	558	52
Nordea Bank	442,824	4,387
Sandvik	450,787	6,129
Scania, Cl B	19,351	356
Skandinaviska Enskilda Banken, Cl A	453,068	3,800
Skanska, Cl B	14,886	241
Svenska Cellulosa, Cl B	5,678	106
Svenska Handelsbanken, Cl A	18,156	681
Swedbank, Cl A	75,866	1,428
Swedish Match	23,971	971
Telefonaktiebolaget LM Ericsson ADR (A)	220,274	2,011
Telefonaktiebolaget LM Ericsson, Cl B	799,138	7,295
Volvo, Cl B	13,771	193

		39,292

Switzerland — 8.5%
Compagnie Financiere Richemont	36,683	2,202
Credit Suisse Group	379,890	8,056
Georg Fischer	1,400	495
Givaudan	14,019	13,314
Helvetia Holding	415	145
Julius Baer Group	139,231	4,859
Lindt & Spruengli	1	36
Lindt & Spruengli Participating Certificate	10	32
Nestle	337,630	21,304
Novartis	341,225	20,895
OC Oerlikon	157,324	1,513
Partners Group Holding	14,000	2,915
Roche Holding	175,867	32,879
Schweiter Technologies	76	36
SGS	4,654	9,568
Sika	2,302	4,698
Sonova Holding	1,789	181
Sulzer	56,389	8,220
Swatch Group	951	380
Swiss Life Holding	9,320	1,110
Swiss Prime Site	501	41
Swiss Re	13,955	898
Syngenta	2,971	1,111
UBS	271,853	3,311
UBS Foreign	367,651	4,479
Weatherford International *	137,978	1,750
Zurich Insurance Group	47,073	11,731

		156,159

Taiwan — 0.1%
United Microelectronics ADR (A)	691,541	1,418

6	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

Thailand — 0.1%
Advanced Info Service	39,500	$274
Total Access Communication	451,200	1,356

		1,630

United Kingdom — 18.4%
Aberdeen Asset Management	166,469	836
Acergy	230,475	5,322
Admiral Group	8,442	144
Afren *	1,099,100	2,487
Aggreko	41,105	1,535
AMEC	435,491	8,059
Amlin	974,112	6,347
Associated British Foods	41,244	858
AstraZeneca	153,203	7,310
Aviva	1,016,319	5,230
Babcock International Group	79,796	1,194
BAE Systems	943,014	4,951
Balfour Beatty	1,134,671	5,565
Barclays	2,174,725	7,545
Barratt Developments *	52,363	143
BG Group	779,002	15,724
BHP Billiton	405,901	12,617
BP ADR	54,757	2,320
BP	945,430	6,664
British American Tobacco	229,719	11,794
British Sky Broadcasting Group	11,741	141
BT Group, Cl A	1,404,157	5,231
Bunzl	397,833	7,124
Burberry Group	22,344	361
Cairn Energy (A)	642,651	2,855
Capita	420,414	5,258
Centrica	1,131,885	5,991
Cobham	29,101	104
Compass Group	87,647	967
Croda International	13,403	525
Davis Service Group	44,500	392
Debenhams	78,364	130
Diageo	291,195	8,180
EnQuest *	80,776	150
Eurasian Natural Resources	435,354	2,170
G4S	163,525	702
GlaxoSmithKline	189,305	4,364
Hammerson (B)	17,563	128
Home Retail Group	4,113,765	5,919
HSBC Holdings	1,731,904	16,165
ICAP	722,600	3,747
IMI	23,690	344
Imperial Tobacco Group	143,340	5,305
Informa	722,603	4,699
InterContinental Hotels Group	62,036	1,623
Intermediate Capital Group	39,223	189
Intertek Group	30,983	1,371
ITV	936,436	1,337
Johnson Matthey	40,414	1,575
Kazakhmys	111,185	1,243
Kingfisher	1,400,715	5,976
Land Securities Group (B)	15,745	194
Legal & General Group	492,213	1,048
Lloyds Banking Group *	2,724,841	1,709
London Stock Exchange Group	20,328	310
Marks & Spencer Group	17,433	100

Description	Shares	Market Value ($ Thousands)

Meggitt	57,097	$364
Melrose	104,704	409
Michael Page International	481,352	2,766
Micro Focus International	28,756	274
Mondi	49,096	499
National Grid	22,482	248
Next	16,695	930
Old Mutual	341,665	937
Pearson	43,393	848
Persimmon (A)	20,741	254
Petrofac	394,859	10,170
Polyus Gold International *	493,318	1,727
Premier Oil *(A)	782,626	4,536
Prudential	576,074	7,456
QinetiQ Group (A)	261,900	801
Reckitt Benckiser Group	747	43
Reed Elsevier	304,769	2,913
Rexam	834,692	5,862
Rio Tinto	136,462	6,357
Rolls-Royce Holdings	606,526	8,257
Royal Bank of Scotland Group *	42,333	176
SABMiller	37,495	1,647
Sage Group	841,761	4,260
Severn Trent	28,277	767
Shire	305,490	8,949
Smiths Group	2,900	49
SSE	1,399	31
Standard Chartered	4,815	109
Standard Life	123,050	542
Tate & Lyle	50,619	544
Taylor Wimpey	179,659	158
Tesco	3,215,538	17,239
Tullow Oil	233,575	5,167
Unilever	149,420	5,434
United Utilities Group	472,750	5,466
Vodafone Group	6,631,151	18,819
Whitbread	11,315	414
William Hill (A)	209,849	1,074
Willis Group Holdings	139,700	5,158
Wolseley	50,863	2,170
WPP (A)	118,782	1,614

		339,710

United States — 1.0%
Alon USA Energy	12,029	165
American International Group *	8,142	267
Apple	121	81
Autoliv	43,900	2,720
Calamos Asset Management, Cl A	12,204	142
Cambrex *	14,189	166
CF Industries Holdings	4,882	1,085
ConocoPhillips	33,651	1,924
Delek US Holdings	3,208	82
Eli Lilly	12,784	606
GenCorp *	4,013	38
John B Sanfilippo & Son *	2,229	29
Lydall *	2,757	39
Magnachip Semiconductor *	7,654	90
Manpower	38,467	1,416
Marcus	6,186	69
Movado Group	1,241	42
Myers Industries	6,159	96
Newmont Mining	94,700	5,304

7	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Equity Fund

September 30, 2012

Description	Shares/Face Amount ($Thousands)	Market Value ($ Thousands)

PDL BioPharma	43,451	$334
Phillips 66	43,583	2,021
Standex International	1,518	67
Taser International *	6,745	41
Tesoro	5,369	225
Town Sports International Holdings *	4,210	52
Unisys *(C)	13,413	279
Western Refining	1,475	39

		17,419

Total Common Stock (Cost $1,711,127) ($ Thousands)		1,732,394

PREFERRED STOCK — 0.4%

Brazil — 0.1%
Centrais Eletricas Brasileiras	153,300	1,383

Germany — 0.3%
Bayerische Motoren Werke	1,912	98
Draegerwerk	2,624	260
Henkel	26,883	2,141
ProSiebenSat.1 Media	24,899	628
RWE	3,675	147
Volkswagen (A)	17,232	3,147

		6,421

Total Preferred Stock (Cost $7,335) ($ Thousands)		7,804

U.S. TREASURY OBLIGATIONS (F)(G)— 0.3%
U.S. Treasury Bills
2.386%, 01/31/2013	$4,130	4,129
0.071%, 11/15/2012	270	270

Total U.S. Treasury Obligations (Cost $4,399) ($ Thousands)		4,399

	Number Of Rights
RIGHTS — 0.0%

France — 0.0%
Cie Generale, Expires 10/12/2012	25	41

Total Rights (Cost $0) ($ Thousands)		41

AFFILIATED PARTNERSHIP — 6.3%

United States — 6.3%
SEI Liquidity Fund, L.P.
0.150%†**(H)	118,692.866	116,607

Total Affiliated Partnership (Cost $118,693) ($ Thousands)		116,607

CASH EQUIVALENT — 3.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.070%†**	57,461,405	57,461

Total Cash Equivalent (Cost $57,461) ($ Thousands)		57,461

Description	Shares/Face Amount (1) (Thousands)		Market Value ($Thousands)

TIME DEPOSITS — 2.7%

United States — 2.7%
Brown Brothers Harriman
4.150%, 10/01/2012	ZAR	14	$2
2.580%, 10/01/2012	AUD	309	321
1.550%, 10/01/2012	NZD	137	114
0.550%, 10/01/2012	NOK	715	125
0.400%, 10/01/2012	SEK	10	2
0.185%, 10/01/2012	CAD	6	6
0.054%, 10/01/2012	GBP	598	965
0.030%, 10/01/2012		46,735	46,735
0.010%, 10/01/2012	JPY	30,165	388
0.010%, 10/01/2012	SGD	140	114
0.005%, 10/01/2012	HKD	1,747	225
0.005%, 10/01/2012	CHF	1,060	1,128
(0.014)%, 10/01/2012	EUR	288	370
(0.200)%, 10/01/2012	DKK	852	147

Total Time Deposits (Cost $50,642) ($ Thousands)			50,642

Total Investments — 106.6% (Cost $1,949,657) ($ Thousands)			$1,969,348

A list of the open futures contracts held by the Fund at September 30, 2012, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	585	Dec-2012	$(930)
FTSE 100 Index	198	Dec-2012	(327)
Hang Seng Index	25	Oct-2012	30
SPI 200 Index	57	Dec-2012	(28)
Topix Index	155	Dec-2012	235

			$(1,020)

For the year ended September 30, 2012, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2012, is as follows:

Counterparty	Settlement Date	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized (Depreciation) ($ Thousands)
State Street	11/02/2012	(14,953)	14,562	$(391)

For the year ended September 30, 2012, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,848,122 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliated Security (See Note 4).

8	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Equity Fund

September 30, 2012

(1)	In U.S. Dollars unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2012. The total market value of securities on loan at September 30, 2012 was $111,744 ($ Thousands) (See Note 8).

(B)	Real Estate Investment Trust.

(C)	Securities considered illiquid. The total market value of such securities as of September 30, 2012 was $633 ($ Thousands) and represented 0.0% of Net Assets.

(D)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2012 was $5,713 ($ Thousands) and represented 0.3% of Net Assets.

(E)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(F)	The rate reported is the effective yield at time of purchase.

(G)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(H)	This security was purchased with cash collateral held from securities on loan (see Note 8). The total value of such securities as of September 30, 2012 was $116,607 ($ Thousands).

ADR — American Depositary Receipt
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
Cl — Class
DJ — Dow Jones
DKK — Danish Krone
EUR — Euro
FTSE — Financial Times and the London Stock Exchange
GBP — British Pound Sterling
GDR — Global Depositary Receipt
HKD — Hong Kong Dollar
JPY — Japanese Yen
L.P. — Limited Partnership
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krone
SGD — Singapore Dollar
Ser — Series
SPI — Share Price Index

USD — U.S. Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$1,726,328	$5,712	$354	$1,732,394
Preferred Stock	7,804	—	—	7,804
U.S. Treasury Obligations	—	4,399	—	4,399
Rights	41	—	—	41
Affiliated Partnership	—	116,607	—	116,607
Cash Equivalent	57,461	—	—	57,461
Time Deposits	—	50,642	—	50,642

Total Investments in Securities	$1,791,634	$177,360	$354	$1,969,348

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$(1,020)	$—	$—	$(1,020)
Forwards Contracts *	—	(391)	—	(391)

Total Other Financial Instruments	$(1,020)	$(391)	$—	$(1,411)

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

*Futures and Forwards contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2012, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2012, there were transfers from Level 2 into Level 3 assets and liabilities for certain securities. The transfer was due to a change in the availability of observable inputs used to determine fair value.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

9	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.6%

Argentina — 0.2%
Tenaris ADR (A)	34,504	$1,407
YPF ADR	50,800	660

		2,067

Austria — 0.2%
Erste Group Bank	30,880	690
IMMOFINANZ *	235,666	856

		1,546

Brazil — 9.3%
All America Latina Logistica	165,664	680
B2W Cia Global Do Varejo *	47,600	250
Banco Bradesco ADR (A)	218,681	3,514
Banco do Brasil	218,080	2,666
Banco Santander Brasil	177,511	1,301
Banco Santander Brasil ADR	462,475	3,408
BM&FBovespa	587,384	3,535
BR Malls Participacoes	126,300	1,738
Brasil Insurance Participacoes e Administracao	222,000	2,094
Braskem ADR (A)	83,310	1,176
BRF - Brasil Foods ADR (A)	158,820	2,748
Centrais Eletricas Brasileiras	128,580	766
CETIP - Mercados Organizados	56,000	732
Cia Hering	89,197	1,992
Cosan, Cl A	18,312	290
Cosan Industria e Comercio	80,889	1,474
Cyrela Brazil Realty Empreendimentos e Participacoes	266,667	2,279
Diagnosticos da America	80,300	480
EDP - Energias do Brasil	121,900	764
Embraer ADR (A)	38,717	1,031
Estacio Participacoes	57,258	957
Even Construtora e Incorporadora	408,339	1,574
Fibria Celulose *	41,000	372
Fibria Celulose ADR *(A)	260,175	2,430
Gerdau ADR (A)	550,665	5,237
Gol Linhas Aereas Inteligentes ADR *(A)	191,645	1,100
Helbor Empreendimentos	73,649	387
Hypermarcas *	219,760	1,597
JBS *	246,600	808
Kroton Educacional *	94,279	1,618
Localiza Rent a Car	62,212	1,077
M Dias Branco	53,121	1,739
Magnesita Refratarios	158,400	589
MRV Engenharia e Participacoes	355,832	2,106
Obrascon Huarte Lain Brasil	87,816	799
Oi ADR (A)	194,224	798
Petroleo Brasileiro	80,722	923
Petroleo Brasileiro ADR	413,765	9,492
Porto Seguro	101,170	1,017
Qualicorp *	160,600	1,544
Santos Brasil Participacoes	71,520	1,015
Sul America	121,794	898
Telefonica Brasil ADR (A)	78,502	1,707
Totvs	215,292	4,456
Vale	58,092	1,038
Vale ADR, Cl B	300,325	5,376

Description	Shares	Market Value ($ Thousands)

		$83,572

Canada — 1.3%
Africa Oil *	154,340	1,520
Alamos Gold	95,100	1,847
B2Gold *	142,367	570
First Majestic Silver *	50,600	1,174
Pacific Rubiales Energy (A)	196,676	4,695
Yamana Gold	108,904	2,081

		11,887

Chile — 0.5%
Banco Santander Chile ADR (A)	8,802	644
Cia Cervecerias Unidas ADR	4,804	343
Enersis ADR	44,117	723
Latam Airlines Group ADR (A)	29,103	736
Sociedad Quimica y Minera de Chile ADR	25,194	1,553

		3,999

China — 11.5%
AAC Technologies Holdings (A)	1,498,180	5,411
Agricultural Bank of China, Cl H (A)	12,488,732	4,865
Anhui Conch Cement, Cl H	227,000	707
Asia Cement China Holdings	300,500	127
Baidu ADR *(A)	32,500	3,797
Bank of China, Cl H	7,628,105	2,902
Bank of Communications, Cl H (A)	3,630,347	2,463
Beijing Capital International Airport, Cl H	1,094,000	734
BYD Electronic International	2,340,000	498
China Coal Energy, Cl H	1,206,000	1,101
China Communications Services, Cl H	810,000	469
China Construction Bank, Cl H	11,602,800	8,051
China Dongxiang Group	984,000	105
China Liansu Group Holdings (A)	2,191,700	1,142
China Life Insurance, Cl H	602,000	1,739
China Merchants Bank, Cl H	1,581,576	2,664
China National Materials (A)	6,831,438	1,921
China Petroleum & Chemical, Cl H	2,324,646	2,171
China Petroleum & Chemical ADR (A)	20,200	1,867
China Railway Construction, Cl H	232,500	208
China Railway Group, Cl H	1,655,000	724
China Telecom, Cl H	3,100,000	1,791
China Vanke, Cl B	1,322,800	1,663
China Zhongwang Holdings	483,005	186
Chongqing Rural Commercial Bank, Cl H	2,226,612	879
Daphne International Holdings (A)	2,383,000	2,391
Dongfeng Motor Group, Cl H	268,000	313
First Tractor, Cl H	2,987,900	2,301
Foxconn International Holdings *(A)	3,333,000	1,096
Giant Interactive Group ADR (A)	168,628	875
Golden Eagle Retail Group (A)	450,500	884
Great Wall Motor, Cl H (A)	693,679	1,830
Guangzhou Automobile Group, Cl H	1,682,415	1,104
Harbin Electric, Cl H (A)	536,682	413
Hidili Industry International Development (A)	3,895,366	934

1	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

Huaneng Power International, Cl H (A)	3,460,800	$2,634
Industrial & Commercial Bank of China, Cl H	14,800,419	8,743
Inner Mongolia Yitai Coal, Cl B	41,922	226
Lianhua Supermarket Holdings, Cl H	1,014,000	806
NetEase ADR *	25,479	1,430
PetroChina, Cl H	2,794,119	3,661
PetroChina ADR (A)	27,766	3,586
PICC Property & Casualty, Cl H	1,658,000	2,036
Ping An Insurance Group, Cl H	345,500	2,611
Prince Frog International Holdings (A)	5,611,100	1,809
SINA *	29,700	1,921
Sinotrans, Cl H	3,405,000	444
Soho China (A)	1,148,028	711
Sohu.com *	41,800	1,759
Tencent Holdings	109,547	3,733
Tingyi Cayman Islands Holding (A)	668,000	2,012
Travelsky Technology, Cl H	362,880	193
Tsingtao Brewery, Cl H (A)	256,000	1,413
Weiqiao Textile, Cl H	1,054,400	385
Zhejiang Expressway, Cl H	1,012,000	705
Zoomlion Heavy Industry Science and Technology (A)	2,245,260	2,551

		103,695

Colombia — 0.9%
Almacenes Exito	42,561	697
Bancolombia ADR, Cl R (A)	63,000	3,762
Ecopetrol ADR (A)	35,500	2,092
Ecopetrol	587,903	1,730

		8,281

Cyprus — 0.5%
Eurasia Drilling GDR (B)	140,201	4,627

Czech Republic — 0.3%
CEZ	17,261	643
Komercni Banka (C)	10,440	2,070

		2,713

Denmark — 0.1%
Carlsberg, Cl B	7,876	699

Egypt — 0.1%
Commercial International Bank Egypt (C)	98,456	565

Guernsey — 0.0%
Etalon Group GDR *(B)(D)	56,800	357

Hong Kong — 5.8%
Chaoda Modern Agriculture *(D)	2,056,181	292
China Everbright International (A)	1,384,300	732
China High Precision Automation Group	1,385,624	222
China Mengniu Dairy (A)	1,240,815	3,713
China Mobile	906,645	10,051
China Mobile ADR (A)	39,540	2,189
China Power International Development	2,184,200	597

Description	Shares	Market Value ($ Thousands)

China Resources Enterprise (A)	386,000	$1,289
China Resources Gas Group (A)	590,500	1,206
China State Construction International Holdings (A)	3,631,784	4,272
China Unicom Hong Kong ADR (A)	145,490	2,373
CNOOC ADR	9,710	1,969
CNOOC	1,643,407	3,370
Cosco International Holdings	208,805	82
COSCO Pacific	580,996	812
Dah Chong Hong Holdings	743,400	677
Global Bio-Chemical Technology Group	4,393,300	465
Haier Electronics Group *	1,649,700	1,913
Hengdeli Holdings (A)	6,072,000	1,762
KWG Property Holding	3,054,467	1,694
Lenovo Group	1,820,613	1,508
Minth Group	428,000	452
NWS Holdings	489,224	786
Shanghai Industrial Holdings	341,000	1,014
Sino Biopharmaceutical (A)	1,952,000	720
SJM Holdings	1,057,405	2,299
Skyworth Digital Holdings (A)	284,000	135
Sunny Optical Technology Group	1,250,000	693
TPV Technology	407,890	89
Vinda International Holdings (A)	2,628,460	3,621
Xinyi Glass Holdings	3,086,944	1,437
Yuexiu Real Estate Investment (E)	266,538	130

		52,564

Hungary — 0.0%
EGIS Pharmaceuticals	1,778	141
Richter Gedeon	1,288	226

		367

India — 7.0%
Asian Paints	19,025	1,419
Axis Bank	48,301	1,040
Bajaj Holdings and Investment	12,648	191
Ballarpur Industries	894,389	336
Bank of Baroda	47,330	716
Bank of India	49,860	294
Bharat Heavy Electricals	163,280	765
Cairn India *	1,163,614	7,303
Chambal Fertilizers & Chemicals	428,234	600
Corporation Bank	14,494	115
Cummins India	147,080	1,409
Glenmark Pharmaceuticals	227,154	1,813
Godrej Consumer Products	117,570	1,491
Grasim Industries	25,316	1,591
Havells India	69,082	818
HCL Technologies	180,774	1,979
HDFC Bank ADR (A)	37,700	1,417
Hexaware Technologies	162,156	374
Hindustan Petroleum	69,680	407
ICICI Bank ADR (A)	165,744	6,653
India Cements	527,110	948
Indiabulls Financial Services	218,840	888
Indian Bank	146,669	538
Jubilant Life Sciences	169,946	682
Mahindra & Mahindra GDR	142,083	2,329
McLeod Russel India	20,755	127
NMDC	138,920	511
Oil & Natural Gas	162,136	863
Oil India	19,676	184

2	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

Oriental Bank of Commerce	173,340	$992
Petronet LNG	362,300	1,085
Reliance Industries GDR (B)	190,252	5,989
Reliance Industries	201,750	3,202
Rolta India	365,340	503
Rural Electrification	669,186	2,769
Shriram Transport Finance	227,998	2,679
State Bank of India GDR (B)	8,510	723
State Bank of India	60,384	2,565
Steel Authority of India	335,380	543
Sterlite Industries India	304,470	575
Sterlite Industries India ADR (A)	45,590	346
Syndicate Bank	219,373	452
Tata Chemicals	100,421	611
UCO Bank	227,884	332
Yes Bank	231,420	1,676

		62,843

Indonesia — 2.4%
AKR Corporindo	644,922	286
Aneka Tambang	3,608,894	509
Astra Agro Lestari	331,399	760
Bank Bukopin	3,373,948	226
Bank Mandiri	1,493,200	1,279
Bank Negara Indonesia Persero	1,536,000	630
Bank Rakyat Indonesia Persero	5,983,451	4,658
Holcim Indonesia	560,662	167
Indo Tambangraya Megah	99,500	438
Indocement Tunggal Prakarsa	290,270	617
Indofood CBP Sukses Makmur	347,434	231
Indosat	1,030,500	582
Japfa Comfeed Indonesia	527,131	259
Kalbe Farma	949,293	466
Medco Energi Internasional	1,716,000	307
Perusahaan Perkebunan London Sumatra Indonesia	3,083,411	789
Sampoerna Agro	282,000	85
Semen Gresik Persero	1,173,700	1,772
Tambang Batubara Bukit Asam	971,000	1,644
Telekomunikasi Indonesia	2,291,616	2,263
United Tractors	1,068,071	2,310
XL Axiata	2,131,000	1,481

		21,759

Ireland — 0.1%
Kenmare Resources *	2,023,611	1,284

Israel — 0.4%
Israel Chemicals (C)	268,657	3,259

Macau — 0.3%
Sands China (A)	713,500	2,664

Malaysia — 1.8%
Affin Holdings	96,100	106
Axiata Group	1,179,736	2,509
Berjaya Sports Toto	289,360	410
British American Tobacco Malaysia	34,351	679
Digi.Com	428,901	741
DRB-Hicom	967,872	738
Genting	207,300	591
Genting Malaysia	710,156	813

Description	Shares	Market Value ($ Thousands)

Hong Leong Financial Group	84,800	$329
KLCC Property Holdings	106,600	203
Kulim Malaysia	273,500	441
Lafarge Malayan Cement	51,587	150
Malaysia Building Society	501,327	395
Media Prima	151,347	116
Parkson Holdings	336,718	531
Public Bank	485,500	2,284
Telekom Malaysia	281,476	570
Tenaga Nasional	90,525	202
Top Glove	1,039,428	1,666
Tradewinds Malaysia	35,682	84
UEM Land Holdings *	2,460,100	1,352
UMW Holdings	422,783	1,383

		16,293

Mexico — 5.0%
Alfa, Cl A	1,695,520	3,160
America Movil ADR, Ser L (A)	117,355	2,985
America Movil, Ser L	1,608,374	2,051
Cemex ADR *(A)	301,658	2,513
Consorcio ARA *	781,500	245
Desarrolladora Homex ADR *(A)	51,150	698
Desarrolladora Homex *	121,300	277
Empresas ICA ADR *	142,080	1,100
Fomento Economico Mexicano ADR	29,055	2,672
Genomma Lab Internacional, Cl B *(A)	3,040,501	5,891
GEO *	2,294,130	2,819
Gruma, Cl B *	620,132	1,756
Grupo Financiero Banorte, Cl O	825,351	4,670
Grupo Financiero Santander Mexico ADR *	124,878	1,711
Grupo Herdez	32,875	85
Grupo Mexico, Ser B	354,191	1,172
Grupo Televisa ADR	258,043	6,067
Industrias, Cl B *	44,233	264
Industrias Penoles	14,915	737
Kimberly-Clark de Mexico, Cl A	943,400	2,255
Wal-Mart de Mexico, Ser V	527,618	1,487

		44,615

Netherlands — 0.4%
VimpelCom ADR	94,280	1,122
Yandex, Cl A *	82,000	1,977

		3,099

Peru — 0.6%
Credicorp	36,900	4,623
Intercorp Financial Services, Ser INC	8,266	268

		4,891

Philippines — 0.7%
Alliance Global Group	2,157,288	760
BDO Unibank *	668,853	1,040
International Container Terminal Services	1,045,644	1,765
Manila Electric	3,990	24
Megaworld	7,326,000	392
Nickel Asia	214,350	90
Rizal Commercial Banking	66,500	73
SM Investments	77,903	1,363

3	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

Universal Robina	300,934	$502

		6,009

Poland — 0.9%
Asseco Poland	41,369	577
Bank Pekao	11,040	544
KGHM Polska Miedz (A)	43,152	2,054
PGE	192,356	1,111
Polish Oil & Gas	379,560	482
Polski Koncern Naftowy Orlen *	98,921	1,405
Powszechna Kasa Oszczednosci Bank Polski	207,449	2,305

		8,478

Russia — 7.2%
Alliance Oil *(A)	157,214	1,244
Gazprom ADR (A)	913,965	9,222
Gazprom Neft JSC ADR	11,637	286
Globaltrans Investment GDR (B)	263,660	5,478
Lukoil ADR	141,281	8,694
Magnit GDR	97,811	3,325
Mail.ru Group GDR (A)	27,299	911
MMC Norilsk Nickel ADR	37,470	598
Mobile Telesystems ADR	139,135	2,438
NovaTek GDR	25,605	3,029
Pharmstandard GDR *	57,650	819
Rosneft GDR	27,110	182
Rosneft Oil GDR	647,645	4,353
Sberbank of Russia ADR (A)	1,097,060	12,845
Severstal GDR	47,025	588
Surgutneftegas ADR	38,455	350
Tatneft ADR	9,018	374
TMK GDR	129,055	1,963
Uralkali GDR	87,400	3,616
VTB Bank GDR	636,355	2,119
X5 Retail Group GDR *	116,667	2,451

		64,885

Singapore — 0.0%
China Yuchai International	23,951	305

South Africa — 5.4%
Adcock Ingram Holdings	58,170	419
African Bank Investments	253,978	1,017
Anglo American Platinum (A)	46,697	2,422
AngloGold Ashanti	24,574	871
ArcelorMittal South Africa	145,522	723
AVI	109,700	795
Barloworld	296,334	2,582
Bidvest Group	89,428	2,233
Exxaro Resources	136,544	2,663
FirstRand	315,725	1,067
Gold Fields	89,580	1,159
Impala Platinum Holdings	45,655	769
Imperial Holdings	73,073	1,661
JD Group	153,600	866
Liberty Holdings	87,400	1,051
Life Healthcare Group Holdings	494,925	1,904
Mondi	76,006	779
MTN Group	268,069	5,205
Murray & Roberts Holdings	385,669	1,033
Naspers, Cl N	42,464	2,650
Netcare	214,447	465
Remgro	64,565	1,137

Description	Shares	Market Value ($ Thousands)

RMB Holdings	40,853	$183
Sanlam	266,337	1,213
Sappi	40,682	117
Sasol ADR (A)	36,375	1,622
Sasol	35,112	1,584
Shoprite Holdings	103,820	2,118
Standard Bank Group	456,800	5,848
Telkom	213,890	456
Vodacom Group	125,556	1,554
Woolworths Holdings	89,174	657

		48,823

South Korea — 14.7%
AMOREPACIFIC Group	1,221	542
Bioland	38,881	628
BS Financial Group	195,748	2,113
Daelim Industrial	8,666	740
Daesang	24,441	517
Daewoo Shipbuilding & Marine Engineering	31,740	741
Daishin Securities	40,932	325
Daou Technology	122,153	1,918
Doosan	1,255	155
Gamevil *	13,659	1,288
Genic *	6,231	363
Grand Korea Leisure	34,184	903
GS Home Shopping	2,692	268
Hankook Tire	34,400	1,288
Hite Jinro	54,259	1,191
Hyundai Development	36,980	740
Hyundai Marine & Fire Insurance	39,803	1,239
Hyundai Mobis	8,750	2,444
Hyundai Motor	27,260	6,181
Hyundai Wia	12,665	2,137
Industrial Bank of Korea	55,200	608
KB Financial Group	57,694	2,061
KB Financial Group ADR (A)	103,265	3,644
KCC	14,732	3,864
Kia Motors	72,671	4,538
Korea Electric Power *	77,030	1,934
Korea Electric Power ADR	31,820	395
Korea Exchange Bank	147,610	1,128
Korea Zinc	10,526	4,626
KT	13,830	438
KT ADR (A)	201,720	3,155
KT&G	26,805	2,043
LG Chem	11,493	3,428
LG Display ADR (A)	101,140	1,271
LG Display	74,310	1,895
LG Electronics	23,284	1,446
Lotte Chilsung Beverage	1,623	2,014
Lotte Confectionery	1,343	1,875
Mando	18,449	2,556
Mirae Asset Securities	35,190	1,072
NHN	8,585	2,244
Nong Shim	4,732	1,130
POSCO	4,549	1,496
POSCO ADR (A)	3,000	245
Samsung Electronics	27,482	33,282
Samsung Fire & Marine Insurance	5,009	1,077
Samsung Heavy Industries	28,785	976
Samsung Life Insurance	17,949	1,552
Seah Besteel	9,504	326

4	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

Shinhan Financial Group	68,874	$2,352
Shinsegae	7,005	1,324
Silicon Works	78,951	2,085
SK Holdings	14,402	2,015
SK Telecom	10,201	1,349
SK Telecom ADR (A)	325,994	4,740
Sung Kwang Bend	161,697	3,834
Taekwang Industrial	109	93
Tongyang Life Insurance	32,458	293
Woongjin Coway	57,050	1,578
Youngone	4,540	150
Yuhan	3,667	505

		132,358

Taiwan — 7.7%
Asustek Computer	157,740	1,714
AU Optronics	502,000	182
AU Optronics ADR	144,290	502
Catcher Technology	453,000	2,133
Chailease Holding	984,000	1,856
Chicony Electronics	151,438	356
China Steel Chemical	168,800	746
Chinatrust Financial Holding	1,353,809	817
Chunghwa Telecom	481,056	1,541
Compal Electronics	526,000	473
CTCI	187,000	427
Elan Microelectronics	902,000	1,594
Evergreen Marine Taiwan	1,351,996	713
Farglory Land Development	196,043	366
Formosa Taffeta	88,000	84
Hon Hai Precision Industry	3,258,159	10,226
Huaku Development	176,196	426
ILI Technology	124,000	431
Lite-On Technology	951,478	1,229
MediaTek	242,924	2,565
Merida Industry	367,750	1,355
MStar Semiconductor	99,000	795
Nan Ya Printed Circuit Board	590,049	963
Novatek Microelectronics	106,000	383
Pegatron *	992,738	1,292
Phison Electronics	192,000	1,549
Pou Chen	1,059,000	1,084
Powertech Technology	411,500	790
President Chain Store	125,652	673
Radiant Opto-Electronics	281,272	1,219
Realtek Semiconductor	484,380	960
Siliconware Precision Industries	707,000	787
Siliconware Precision Industries ADR (A)	9,590	53
Simplo Technology	273,094	1,635
SinoPac Financial Holdings	2,863,727	1,207
Synnex Technology International	670,783	1,519
Taishin Financial Holding	5,390,431	2,078
Taiwan Fertilizer	789,000	2,140
Taiwan Semiconductor Manufacturing	1,812,219	5,552
Taiwan Semiconductor Manufacturing ADR	363,089	5,744
Tatung *	1,036,428	267
Teco Electric and Machinery	1,679,000	1,163
Transcend Information	230,640	624
U-Ming Marine Transport	188,926	302

Description	Shares	Market Value ($ Thousands)

Uni-President Enterprises	863,680	$1,532
United Microelectronics	4,805,293	2,000
United Microelectronics ADR (A)	835,510	1,713
Yageo	566,489	172
Young Fast Optoelectronics	224,723	542
Yuanta Financial Holding	2,103,399	1,105

		69,579

Thailand — 2.6%
Airports of Thailand	672,400	1,737
Bangkok Bank	385,700	2,431
Bangkok Bank Foreign (A)	371,900	2,429
Bangkok Bank NVDR	363,071	2,288
CP ALL	606,982	700
CP Seven Eleven PCL	831,722	959
Electricity Generating	40,800	172
Kasikornbank NVDR	435,600	2,583
Kiatnakin Bank	287,544	432
Krung Thai Bank	2,938,600	1,747
Krung Thai Bank NVDR	2,837,982	1,687
Land and Houses	5,849,700	1,729
PTT	283,050	3,026
Siam Cement NVDR	72,000	816
Siam Makro	41,788	539
Thai Beverage	835,068	276

		23,551

Turkey — 2.1%
Anadolu Efes Biracilik Ve Malt Sanayii	80,900	1,203
Aselsan Elektronik Sanayi Ve Ticaret	508,810	1,842
Asya Katilim Bankasi *	421,730	465
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret	158,566	164
Eregli Demir ve Celik Fabrikalari	401,351	494
Ford Otomotiv Sanayi	166,682	1,727
Koza Altin Isletmeleri	55,998	1,204
Tekfen Holding	463,325	1,682
Tofas Turk Otomobil Fabrikasi	121,104	612
Tupras Turkiye Petrol Rafinerileri	30,037	686
Turkcell Iletisim Hizmetleri *	395,987	2,415
Turkcell Iletisim Hizmetleri ADR *	83,435	1,263
Turkiye Garanti Bankasi	490,840	2,050
Turkiye Sise ve Cam Fabrikalari	718,028	996
Ulker Biskuvi Sanayi	73,714	313
Yapi ve Kredi Bankasi	664,463	1,584

		18,700

United Arab Emirates — 0.2%
Dragon Oil	181,498	1,773

United Kingdom — 1.5%
Afren *	744,370	1,684
African Barrick Gold (A)	95,430	686
Anglo American ADR	72,740	1,066
BG Group	62,381	1,259
Hikma Pharmaceuticals (A)	103,686	1,216
JKX Oil & Gas	164,060	209
Old Mutual	509,925	1,399
Petrofac	58,035	1,495
SABMiller	42,900	1,881

5	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2012

Description	Shares	Market Value ($ Thousands)

Tullow Oil	118,471	$2,621

		13,516

United States — 1.9%
Avon Products	212,100	3,383
Cognizant Technology Solutions, Cl A *	28,200	1,971
EPAM Systems *	50,462	956
First Cash Financial Services *	43,900	2,020
Freeport-McMoRan Copper & Gold	50,000	1,979
Samsonite International (A)	1,184,352	2,273
Yahoo! *	264,900	4,232

		16,814

Total Common Stock (Cost $806,414) ($ Thousands)		842,437

PREFERRED STOCK — 4.0%

Brazil — 4.0%
Banco do Estado do Rio Grande do Sul	234,456	2,044
Bradespar, Cl Preference	38,439	529
Centrais Eletricas Brasileiras ADR, Cl B	60,831	549
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Cl Preference	4	—
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (A)	84,960	3,833
Cia de Bebidas das Americas ADR (A)	96,492	3,693
Cia Energetica de Minas Gerais	81,100	983
Cia Vale do Rio Doce ADR, Cl B	1,393	24
Itau Unibanco Holding	75,427	1,141
Itau Unibanco Holding ADR	227,292	3,473
Klabin	156,914	818
Marcopolo	359,300	2,077
Petroleo Brasileiro, Cl Preference	214,816	2,367
Petroleo Brasileiro ADR, Cl A (A)	362,457	7,999
Randon Participacoes	149,747	860
Vale ADR, Cl B (A)	202,297	3,512
Vale, Cl A	129,714	2,253

Total Preferred Stock (Cost $35,746) ($ Thousands)		36,155

EXCHANGE TRADED FUNDS — 0.7%

Hong Kong — 0.1%
iShares FTSE A50 China Index Fund	884,800	1,112

United States — 0.6%
iShares MSCI Emerging Markets Index Fund	124,063	5,126

Total Exchange Traded Funds (Cost $6,173) ($ Thousands)		6,238

Description	Shares/Face Amount (1) (Thousands)		Market Value ($ Thousands)

	Number Of Rights
RIGHTS — 0.0%

Thailand — 0.0%
Krung Thai Bank, Expires 10/11/2012		735	$136
Krung Thai Bank NVDR, Expires 10/11/2012		709	132

Total Rights (Cost $0) ($ Thousands)			268

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997
0.000%, 09/30/2049 (F)		8	—

Total Debenture Bond (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 10.0%

United States — 10.0%
SEI Liquidity Fund, L.P., Cl A
0.150%†**(G)		91,070,119	89,808

Total Affiliated Partnership (Cost $91,070) ($ Thousands)			89,808

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Prime Obligation Fund
0.070%†**		4,231,824	4,232

Total Cash Equivalent (Cost $4,232) ($ Thousands)			4,232

TIME DEPOSITS — 1.2%

United States — 1.2%
Brown Brothers Harriman
4.150%, 10/01/2012	ZAR	842	102
0.550%, 10/01/2012	NOK	—	—
0.400%, 10/01/2012	SEK	—	—
0.185%, 10/01/2012	CAD	—	—
0.054%, 10/01/2012	GBP	5	9
0.030%, 10/01/2012		9,836	9,836
0.010%, 10/01/2012	SGD	7	5
0.005%, 10/01/2012	HKD	3,253	420
0.005%, 10/01/2012	CHF	—	—
(0.014)%, 10/01/2012	EUR	1	1
(0.200)%, 10/01/2012	DKK	3	—

Total Time Deposits (Cost $10,373) ($ Thousands)			10,373

Total Investments — 110.0% , (Cost $954,008) ($ Thousands)			$989,511

Percentages are based on a Net Assets of $899,730 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliated Security (See Note 4).

(1)	In U.S. Dollars unless otherwise indicated.

6	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2012

(A)	This security or a partial position of this security is on loan at September 30, 2012. The total market value of securities on loan at September 30,2012 was $87,300 ($ Thousands) (See Note 8).

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2012 was $5,894 ($ Thousands) and represented 0.7% of Net Assets.

(D)	Securities considered illiquid. The total market value of such securities as of September 30, 2012 was $649 ($ Thousands) and represented 0.1% of Net Assets.

(E)	Real Estate Investment Trust.

(F)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2012.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 8). The total value of such securities as of September 30, 2012 was $89,808 ($ Thousands).

ADR — American Depositary Receipt
CAD — Canadian Dollar
CHF — Swiss Franc
Cl — Class
DKK — Danish Krone
EUR — Euro
FTSE — Financial Times and the London Stock Exchange
GBP — British Pound Sterling
GDR — Global Depositary Receipt
HKD — Hong Kong Dollar
L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone
NVDR — Non-Voting Depositary Receipt
SEK — Swedish Krona
Ser — Series
SGD — Singapore Dollar
ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$834,741	$5,894	$1,802	$842,437
Preferred Stock	36,155	—	—	36,155
Exchange Traded Funds	6,238	—	—	6,238
Rights	268	—	—	268
Debenture Bond	—	—	—	—
Time Deposits	—	10,373	—	10,373
Affiliated Partnership	—	89,808	—	89,808
Cash Equivalent	4,232	—	—	4,232

Total Investments in Securities	$881,634	$106,075	$1,802	$989,511

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended September 30, 2012, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Level 1 and Level 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded (See Note 2).

For the year ended September 30, 2012, there were transfers between Level 2 and Level 3 assets and liabilities. The transfer was due to a change in the availability of observable inputs used to determine fair value.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Fixed Income Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 92.6%

Australia — 1.8%
Australia & New Zealand Banking Group MTN
3.625%, 07/18/2022		300	$435
Commonwealth Bank of Australia MTN
3.000%, 05/03/2022		230	320
2.625%, 01/12/2017		245	337
Government of Australia
6.000%, 02/15/2017		750	894
5.750%, 07/15/2022		700	903
Government of Australia, Ser 124
5.750%, 05/15/2021		1,900	2,415
Government of Australia, Ser 20CI
6.076%, 08/20/2020		200	406
National Australia Bank MTN
2.625%, 01/13/2017		410	563
New South Wales Treasury, Ser 13
5.250%, 05/01/2013		980	1,035
Queensland Treasury, Ser 17
6.000%, 09/14/2017		780	914
Suncorp-Metway
5.125%, 10/27/2014	GBP	235	398
Westpac Banking MTN
5.625%, 04/29/2018 (A)	GBP	240	392

			9,012

Austria — 1.2%
Republic of Austria
4.300%, 09/15/2017		1,420	2,132
3.900%, 07/15/2020		75	112
3.650%, 04/20/2022		290	429
3.200%, 02/20/2017		300	427
1.950%, 06/18/2019		1,900	2,538
Republic of Austria, Ser 97-6
6.250%, 07/15/2027		225	423

			6,061

Belgium — 3.8%
Anheuser-Busch InBev MTN
8.625%, 01/30/2017		200	337
2.875%, 09/25/2024		650	846
Fortis Bank
4.625%, 10/24/2049 (A)		200	213
Kingdom of Belgium, Ser 44
5.000%, 03/28/2035		500	816
Kingdom of Belgium, Ser 47
3.250%, 09/28/2016		7,325	10,276
Kingdom of Belgium, Ser 48
4.000%, 03/28/2022		725	1,058
Kingdom of Belgium, Ser 49
4.000%, 03/28/2017		230	333
Kingdom of Belgium, Ser 50
4.000%, 03/28/2013		3,200	4,194
Kingdom of Belgium, Ser 58
3.750%, 09/28/2020		231	332
Kingdom of Belgium, Ser 65
4.250%, 09/28/2022		125	185

			18,590

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Brazil — 0.3%
Centrais Eletricas Brasileiras
6.875%, 07/30/2019	USD	150	$179
Embraer
5.150%, 06/15/2022	USD	106	114
Globo Comunicacao e Participacoes
5.307%, 05/11/2017 (B)(C)	USD	380	413
Petrobras International Finance
5.375%, 01/27/2021	USD	250	282
Vale Overseas
4.375%, 01/11/2022	USD	314	330

			1,318

Canada — 4.6%
Bell Canada MTN
5.000%, 02/15/2017		270	304
Canada Housing Trust No. 1
4.100%, 12/15/2018		1,390	1,602
2.050%, 06/15/2017		2,470	2,561
CDP Financial
4.400%, 11/25/2019 (B)	USD	850	977
Government of Canada
5.750%, 06/01/2033		1,300	2,074
5.000%, 06/01/2037		1,300	1,975
4.250%, 06/01/2018		715	841
3.500%, 06/01/2020		3,795	4,396
2.750%, 06/01/2022		1,800	1,993
2.250%, 08/01/2014		1,000	1,038
2.000%, 06/01/2016		1,425	1,489
1.500%, 03/01/2017		255	262
1.500%, 09/01/2017		825	846
Nexen
6.200%, 07/30/2019	USD	125	151
Province of British Columbia
3.250%, 12/18/2021		1,150	1,243
Royal Bank of Canada, Ser 2 MTN
4.625%, 01/22/2018	EUR	252	381
Teck Resources
2.500%, 02/01/2018	USD	89	89
Toronto-Dominion Bank
2.200%, 07/29/2015 (B)	USD	540	565
TransCanada PipeLines
2.500%, 08/01/2022	USD	300	304

			23,091

China — 0.1%
Talent Yield Investments
4.500%, 04/25/2022 (B)	USD	310	335

Czech Republic — 0.1%
Government of Czech Republic, Ser 51
4.000%, 04/11/2017		8,050	462

Denmark — 1.8%
Danske Bank
5.375%, 09/29/2021 (A)	GBP	170	246
3.500%, 04/16/2018	EUR	155	220
DONG Energy MTN
6.500%, 05/07/2019	EUR	245	397
FIH Erhvervsbank
2.000%, 06/12/2013 (B)	USD	625	632

1	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Fixed Income Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Kingdom of Denmark
4.500%, 11/15/2039		1,300	$336
4.000%, 11/15/2017		8,915	1,807
3.125%, 03/17/2014	EUR	500	671
3.000%, 11/15/2021		21,800	4,329

			8,638

Finland — 1.2%
Elisa MTN
2.250%, 10/04/2019 (D)		300	384
Fortum MTN
2.250%, 09/06/2022		350	444
Government of Finland
4.375%, 07/04/2019		400	622
3.375%, 04/15/2020		2,550	3,755
Nordea Bank Finland MTN
2.375%, 07/17/2017		190	260
2.250%, 05/03/2019		170	230

			5,695

France — 5.7%
Arkema
3.850%, 04/30/2020		200	275
AXA MTN
5.250%, 04/16/2040 (A)		600	707
BNP Paribas MTN
4.730%, 04/12/2049 (A)		300	328
2.500%, 08/23/2019		350	455
2.375%, 09/14/2017	USD	445	447
BPCE SFH MTN
3.625%, 05/12/2016		100	140
2.750%, 02/16/2017		300	411
Caisse de Refinancement de l’Habitat MTN
4.500%, 10/25/2017		540	805
2.600%, 04/26/2016		65	89
Cie de Financement Foncier MTN
4.625%, 09/23/2017		95	141
4.625%, 09/23/2017		575	853
4.250%, 01/19/2022		300	443
4.125%, 10/25/2017		220	319
2.500%, 09/16/2015 (B)	USD	800	827
Cie de St-Gobain MTN
6.000%, 05/20/2013		50	66
Credit Agricole Home Loan SFH MTN
3.500%, 07/21/2014		200	271
3.500%, 06/14/2018		200	285
2.875%, 09/09/2016		300	413
Credit Logement
1.402%, 03/29/2049 (A)(E)		350	243
0.852%, 12/15/2049 (A)(E)		42	32
Dexia Credit Local MTN
2.625%, 01/21/2014		300	393
0.927%, 04/29/2014 (A)	USD	410	400
Dexia Municipal Agency MTN
4.500%, 04/27/2015		380	522
3.750%, 05/18/2016		225	307
EDF MTN
6.500%, 01/26/2019 (B)	USD	250	306
5.500%, 10/17/2041	GBP	100	178
4.125%, 03/25/2027		100	139
4.000%, 11/12/2025		150	206

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Eutelsat
5.000%, 01/14/2019		200	$295
French Treasury Note
1.000%, 07/25/2017		235	304
0.750%, 09/25/2014		800	1,041
Government of France
5.000%, 10/25/2016		1,760	2,656
4.750%, 04/25/2035		815	1,331
4.500%, 04/25/2041		1,060	1,701
3.250%, 10/25/2021		350	494
3.000%, 10/25/2015		3,850	5,343
3.000%, 04/25/2022		555	764
HSBC France MTN
4.875%, 01/15/2014		250	339
Iliand
4.875%, 06/01/2016		300	413
RCI Banque
3.400%, 04/11/2014 (B)	USD	250	253
Societe Financement de l’Economie Francaise
3.375%, 05/05/2014 (B)	USD	905	946
Societe Generale SCF MTN
4.000%, 07/07/2016		650	928
Societe Generale SFH MTN
3.250%, 06/06/2016		400	556
Societe Generale MTN
5.750%, 04/20/2016 (B)	USD	111	115
3.875%, 12/17/2015	GBP	100	168
Vivendi MTN
7.750%, 01/23/2014		250	349

			27,997

Germany — 11.9%
Bundesobligation
1.250%, 10/14/2016		2,470	3,301
0.500%, 04/07/2017		1,150	1,486
Bundesobligation Inflation Linked Bond
2.250%, 04/15/2013		19,144	25,089
Bundesobligation, Ser 159
2.000%, 02/26/2016		95	130
Bundesrepublik Deutschland
3.250%, 07/04/2021		1,850	2,779
3.000%, 07/04/2020		295	434
2.500%, 01/04/2021		437	622
2.250%, 09/04/2020		120	168
2.000%, 01/04/2022		6,000	8,172
1.750%, 07/04/2022		250	332
Bundesrepublik Deutschland, Ser 00
5.500%, 01/04/2031		340	660
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/2034		460	853
Bundesrepublik Deutschland, Ser 07
4.250%, 07/04/2039		1,185	2,152
4.000%, 01/04/2018		25	38
Bundesrepublik Deutschland, Ser 08
4.750%, 07/04/2040		25	49
4.250%, 07/04/2018		125	193

2	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Fixed Income Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Deutsche Bank MTN
1.543%, 12/15/2015 (A)	GBP	280	$416
Deutsche Postbank MTN
3.750%, 02/12/2014		800	1,078
FMS Wertmanagement
1.000%, 07/18/2017		1,000	1,290
Hypothekenbank Frankfurt MTN
2.875%, 01/19/2016		160	220
K+S
5.000%, 09/24/2014		350	485
KFW MTN
4.375%, 07/04/2018		915	1,395
0.875%, 11/15/2013		1,625	2,109
Kreditanstalt fuer Wiederaufbau
4.750%, 08/12/2015	SEK	6,000	996
4.375%, 10/11/2013		1,050	1,410
3.875%, 01/21/2019		575	861
3.375%, 08/30/2017	CHF	370	454
Landwirtschaftliche Rentenbank MTN
3.750%, 02/11/2016		173	247
Muenchener Rueckversicherungs MTN
6.250%, 05/26/2042 (A)		200	281
RWE
7.000%, 10/12/2072 (A)	USD	224	233
Volkswagen International Finance
1.625%, 08/12/2013 (B)	USD	800	808

			58,741

Indonesia — 0.1%
Pertamina Persero
6.000%, 05/03/2042 (B)		380	412

Ireland — 0.5%
Bank of Ireland MTN
4.625%, 04/08/2013		195	248
GE Capital UK Funding MTN
4.375%, 07/31/2019	GBP	810	1,421
Governor & of the Bank of Ireland MTN
4.000%, 01/28/2015		250	319
Guaranteed Funding, Ser 2009-1
2.319%, 02/11/2013		300	389

			2,377

Italy — 4.9%
Edison MTN
3.875%, 11/10/2017		600	826
Enel Finance International MTN
4.875%, 03/11/2020		100	131
3.875%, 10/07/2014 (B)	USD	350	360
Intesa Sanpaolo MTN
6.375%, 11/12/2017 (A)	GBP	300	470
4.875%, 07/10/2015		300	399

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Italy Buoni Poliennali Del Tesoro
6.500%, 11/01/2027		500	$693
6.000%, 05/01/2031		500	661
5.500%, 09/01/2022		130	173
5.000%, 09/01/2040		1,755	2,023
5.000%, 03/01/2022		1,500	1,938
4.750%, 09/01/2021		3,250	4,165
4.750%, 05/01/2017		2,105	2,799
4.500%, 03/01/2019		400	519
4.250%, 10/15/2012		585	753
4.250%, 02/01/2015		2,325	3,099
3.750%, 03/01/2021		255	307
3.500%, 06/01/2014		1,150	1,507
Italy Buoni Poliennali Del Tesoro Inflation Linked Bond
2.100%, 09/15/2021		1,430	1,620
2.100%, 09/15/2016		733	930
UniCredit MTN
6.375%, 10/16/2018 (A)	USD	100	143
4.875%, 03/07/2017		110	144
Unione di Banche Italiane MTN
4.500%, 02/22/2016		200	267

			23,927

Japan — 22.2%
Government of Japan 5 Year Bond, Ser 79
0.700%, 12/20/2013		447,300	5,791
Government of Japan 5 Year Bond, Ser 95
0.600%, 03/20/2016		313,950	4,102
Government of Japan 10 Year Bond, Ser 275
1.400%, 12/20/2015		626,600	8,385
Government of Japan 10 Year Bond, Ser 284
1.700%, 12/20/2016		100,000	1,369
Government of Japan 10 Year Bond, Ser 288
1.700%, 09/20/2017		1,277,950	17,646
Government of Japan 10 Year Bond, Ser 298
1.300%, 12/20/2018		321,150	4,377
Government of Japan 10 Year Bond, Ser 301
1.500%, 06/20/2019		235,300	3,248
Government of Japan 10 Year Bond, Ser 303
1.400%, 09/20/2019		74,050	1,016
Government of Japan 10 Year Bond, Ser 308
1.300%, 06/20/2020		1,016,000	13,849
Government of Japan 10 Year Bond, Ser 316
1.100%, 06/20/2021		165,550	2,212
Government of Japan 10 Year Bond, Ser 318
1.000%, 09/20/2021		225,000	2,979
Government of Japan 10 Year Bond, Ser 321
1.000%, 03/20/2022		12,000	158

3	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Fixed Income Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Government of Japan 20 Year Bond, Ser 106
2.200%, 09/20/2028		67,150	$962
Government of Japan 20 Year Bond, Ser 109
1.900%, 03/20/2029		39,000	535
Government of Japan 20 Year Bond, Ser 112
2.100%, 06/20/2029		910,000	12,789
Government of Japan 20 Year Bond, Ser 128
1.900%, 06/20/2031		15,000	202
Government of Japan 20 Year Bond, Ser 48
2.500%, 12/21/2020		629,450	9,340
Government of Japan 20 Year Bond, Ser 55
2.000%, 03/21/2022		257,000	3,691
Government of Japan 20 Year Bond, Ser 99
2.100%, 12/20/2027		538,250	7,638
Government of Japan 30 Year Bond, Ser 29
2.400%, 09/20/2038		103,250	1,489
Government of Japan 30 Year Bond, Ser 30
2.300%, 03/20/2039		294,150	4,158
Government of Japan 30 Year Bond, Ser 33
2.000%, 09/20/2040		167,000	2,212
Government of Japan 30 Year Bond, Ser 34
2.200%, 03/20/2041		30,000	414
Government of Japan 30 Year Bond, Ser 36
2.000%, 03/20/2042		10,000	132
Japan Finance Organization for Municipalities
4.500%, 05/27/2014	EUR	450	615
ORIX
4.710%, 04/27/2015	USD	135	144

			109,453

Jersey — 0.1%
BAA Funding MTN
7.125%, 02/14/2024		150	281
Gatwick Funding MTN
5.750%, 01/23/2037		250	434

			715

Malaysia — 0.2%
Government of Malaysia
5.734%, 07/30/2019		900	335
Petronas Capital
5.250%, 08/12/2019 (B)	USD	410	485

			820

Mexico — 1.1%
America Movil
3.000%, 07/12/2021	EUR	225	295
Mexican Bonos, Ser M10
7.750%, 12/14/2017		24,085	2,108

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Mexican Bonos, Ser MI10
9.000%, 12/20/2012		40,000	$3,141

			5,544

Netherlands — 4.3%
ABN Amro Bank MTN
4.875%, 01/16/2019	GBP	200	352
3.750%, 07/15/2014		750	1,022
Akzo Nobel MTN
8.000%, 04/06/2016	GBP	205	396
Alliander MTN
2.875%, 06/14/2024		200	265
Allianz Finance II MTN
3.500%, 02/14/2022		300	419
BMW Finance MTN
3.375%, 12/14/2018	GBP	250	429
Cooperatieve Centrale Raiffeisen-Boerenleenbank MTN
4.125%, 01/12/2021		230	331
4.000%, 01/11/2022		125	178
Daimler International Finance BV MTN
7.875%, 01/16/2014		575	807
Deutsche Telekom International Finance MTN
6.500%, 04/08/2022	GBP	90	183
Diageo Capital MTN
5.500%, 07/01/2013		550	734
E.ON International Finance
5.800%, 04/30/2018 (B)	USD	150	181
EDP Finance BV MTN
5.750%, 09/21/2017		200	254
Hit Finance
5.750%, 03/09/2018		300	401
ING Bank MTN
3.375%, 03/23/2017		125	177
3.375%, 03/03/2014		500	671
1.109%, 05/23/2016 (A)	USD	450	419
ING Verzekeringen
2.088%, 06/21/2021 (A)		860	1,062
Kingdom of Netherlands
4.500%, 07/15/2017		500	758
4.000%, 07/15/2018		185	278
4.000%, 01/15/2037		300	499
3.500%, 07/15/2020		485	721
2.250%, 07/15/2022		4,305	5,804
Koninklijke KPN
3.250%, 02/01/2021		200	261
LeasePlan MTN
3.250%, 05/22/2014		1,040	1,402
Linde Finance MTN
3.875%, 06/01/2021		450	663
LyondellBasell Industries
5.750%, 04/15/2024	USD	230	262
NIBC Bank MTN
3.500%, 04/07/2014		97	131
Petrobras Global Finance BV
4.250%, 10/02/2023 (D)		153	198
RWE Finance MTN
5.000%, 02/10/2015		500	704
SNS Bank MTN
3.500%, 03/10/2014		500	672

4	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Fixed Income Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

UPCB Finance
7.625%, 01/15/2020		250	$345

			20,979

New Zealand — 0.3%
Government of New Zealand
5.500%, 04/15/2023		1,650	1,612

Norway — 0.4%
DnB Bank MTN
4.750%, 03/08/2022	EUR	120	163
DnB Boligkreditt MTN
2.750%, 04/20/2015	EUR	625	849
2.375%, 04/11/2017	EUR	224	306
Eksportfinans
2.375%, 05/25/2016	USD	200	185
2.000%, 09/15/2015	USD	20	19
Government of Norway
4.500%, 05/22/2019		1,150	235
Sparebank 1 Boligkreditt MTN
2.375%, 11/22/2016	EUR	170	232
Yara International
7.875%, 06/11/2019 (B)	USD	185	235

			2,224

Poland — 0.3%
Republic of Poland
5.125%, 04/21/2021		135	157
5.000%, 03/23/2022		380	441
5.000%, 04/25/2016		3,700	1,187
Republic of Poland, Ser E MTN
4.200%, 04/15/2020	EUR	60	86

			1,871

Qatar — 0.1%
State of Qatar
4.500%, 01/20/2022 (B)	USD	390	441

Russia — 0.3%
Gazprom Via Gaz Capital MTN
6.580%, 10/31/2013	GBP	240	404
3.755%, 03/15/2017		400	530
Russian Agricultural Bank Via RSHB Capital
7.750%, 05/29/2018 (B)	USD	335	395

			1,329

Singapore — 0.8%
Government of Singapore
4.000%, 09/01/2018		495	482
3.125%, 09/01/2022		2,805	2,635
2.375%, 04/01/2017		425	376
Temasek Financial I
2.375%, 01/23/2023 (B)	USD	495	495

			3,988

South Africa — 0.7%
Republic of South Africa, Ser R203
8.250%, 09/15/2017		24,405	3,259

South Korea — 0.6%
Korea National Oil
3.125%, 04/03/2017 (B)	USD	540	567

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Korea Treasury Bond
4.250%, 06/10/2021		1,009,870	$994
3.500%, 09/10/2016		1,380,800	1,271

			2,832

Spain — 2.1%
Banco Bilbao Vizcaya Argentaria
4.375%, 10/20/2019 (A)		100	108
4.125%, 01/13/2014		150	196
Banco Santander
4.625%, 01/20/2016		300	399
Bankia MTN
5.750%, 06/29/2016		400	480
4.250%, 05/25/2018		150	161
CaixaBank
5.125%, 04/27/2016		200	261
Government of Spain
5.850%, 01/31/2022		150	191
5.500%, 04/30/2021		1,770	2,212
4.750%, 07/30/2014		925	1,217
4.700%, 07/30/2041		995	962
4.600%, 07/30/2019		155	190
4.200%, 01/31/2037		190	172
4.000%, 04/30/2020		285	331
3.800%, 01/31/2017		420	519
3.300%, 10/31/2014		475	608
Instituto de Credito Oficial MTN
2.375%, 03/04/2013 (B)	USD	200	199
Santander International Debt SAU MTN
4.625%, 03/21/2016		700	898
Santander Issuances, Ser 24
7.300%, 07/27/2019 (A)	GBP	400	602
Telefonica Emisiones MTN
5.811%, 09/05/2017		300	406
5.597%, 03/12/2020	GBP	100	159
4.375%, 02/02/2016		375	490

			10,761

Supra-National — 0.3%
European Investment Bank MTN
2.750%, 09/15/2021		1,000	1,363

Sweden — 1.6%
Akzo Nobel Sweden Finance MTN
2.625%, 07/27/2022	EUR	150	191
Kingdom of Sweden, Ser 1041
6.750%, 05/05/2014		5,970	997
Kingdom of Sweden, Ser 1049
4.500%, 08/12/2015		5,050	850
Kingdom of Sweden, Ser 1051
3.750%, 08/12/2017		5,295	913
Kommuninvest I Sverige, Ser 1508 MTN
2.750%, 08/12/2015		5,300	836
Nordea Bank MTN
4.500%, 05/12/2014	EUR	100	137
4.000%, 03/29/2021	EUR	255	334
Skandinaviska Enskilda Banken MTN
4.000%, 09/12/2022 (A)	EUR	190	247
Stadshypotek MTN
3.750%, 12/12/2013	EUR	350	469

5	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Fixed Income Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Svenska Handelsbanken MTN
2.875%, 04/04/2017	USD	250	$263
0.670%, 10/19/2017 (A)	EUR	500	642
Swedbank Hypotek
3.625%, 10/05/2016	EUR	250	356
Swedbank
7.375%, 06/26/2018 (A)	EUR	150	200
3.375%, 05/27/2014	EUR	500	676
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	USD	465	479
Volvo Treasury
5.950%, 04/01/2015 (B)	USD	145	159

			7,749

Switzerland — 1.1%
Credit Suisse MTN
4.750%, 08/05/2019	EUR	400	601
2.875%, 09/24/2015	EUR	220	297
Glencore Finance Europe MTN
7.125%, 04/23/2015	EUR	300	435
5.250%, 03/22/2017	EUR	300	423
4.125%, 04/03/2018	EUR	300	407
Government of Switzerland
2.000%, 04/28/2021		1,070	1,290
Novartis Finance MTN
4.250%, 06/15/2016	EUR	375	543
UBS
6.625%, 04/11/2018	GBP	150	291
6.375%, 07/20/2016	GBP	160	296
5.875%, 12/20/2017	USD	425	503
4.280%, 04/29/2049 (A)	EUR	200	231

			5,317

Turkey — 0.3%
Republic of Turkey
9.000%, 01/27/2016	TRY	2,750	1,594

United Arab Emirates — 0.1%
IPIC GMTN MTN
6.875%, 03/14/2026		100	197
5.875%, 03/14/2021		125	187

			384

United Kingdom — 11.9%
Abbey National Treasury Services MTN
5.500%, 06/18/2014		775	1,309
5.250%, 02/16/2029		450	877
5.125%, 04/14/2021		300	571
4.250%, 04/12/2021	EUR	350	517
3.625%, 09/08/2016	EUR	300	421
3.375%, 06/08/2015	EUR	500	685
Anglian Water Services Financing, Ser A5 MTN
6.293%, 07/30/2030		500	1,067
Aviva MTN
6.875%, 05/22/2038 (A)	EUR	195	243
Bank of Scotland MTN
4.750%, 06/08/2022	EUR	290	450
4.625%, 06/08/2017	EUR	275	407

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Barclays Bank MTN
6.750%, 01/16/2023 (A)		350	$579
5.000%, 09/22/2016	USD	125	139
4.875%, 12/29/2049 (A)	EUR	200	175
4.500%, 03/04/2019 (A)	EUR	125	154
4.250%, 01/12/2022		400	735
4.000%, 01/20/2017	EUR	200	284
BAT International Finance MTN
7.250%, 03/12/2024		250	546
5.375%, 06/29/2017	EUR	425	644
Bishopsgate Asset Finance
4.808%, 08/14/2044		194	313
BP Capital Markets MTN
3.830%, 10/06/2017	EUR	350	501
2.994%, 02/18/2019	EUR	300	411
British American Tobacco Holdings MTN
4.000%, 07/07/2020		100	145
British Telecommunications
8.750%, 12/07/2016		165	334
5.750%, 12/07/2028		411	791
Centrica MTN
4.375%, 03/13/2029		300	528
4.250%, 09/12/2044		200	315
Coventry Building Society MTN
4.625%, 04/19/2018		230	424
Direct Line Insurance Group
9.250%, 04/27/2042 (A)		100	180
Eastern Power Networks MTN
6.000%, 11/12/2036		160	323
4.750%, 09/30/2021		100	182
ENW Finance MTN
6.125%, 07/21/2021		350	687
Experian Finance MTN
4.750%, 11/23/2018		300	545
FCE Bank MTN
5.125%, 11/16/2015		200	344
4.825%, 02/15/2017		200	342
First Hydro Finance
9.000%, 07/31/2021		220	419
Great Rolling Stock MTN
6.250%, 07/27/2020		300	576
HSBC Bank
3.100%, 05/24/2016 (B)	USD	261	275
HSBC Holdings MTN
9.875%, 04/08/2018 (A)		80	134
6.500%, 05/20/2024		250	519
4.000%, 03/30/2022	USD	145	156
Imperial Tobacco Finance MTN
8.375%, 02/17/2016	EUR	75	118
7.750%, 06/24/2019		600	1,250
7.250%, 09/15/2014	EUR	150	216
Legal & General Group MTN
4.000%, 06/08/2025 (A)	EUR	200	247
Lloyds TSB Bank
4.200%, 03/28/2017	USD	380	419
Marks & Spencer MTN
6.125%, 12/02/2019		100	181
Mondi Finance MTN
3.375%, 09/28/2020	EUR	250	321
Motability Operations Group MTN
3.750%, 11/29/2017	EUR	300	424

6	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Fixed Income Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

National Westminster Bank
6.500%, 09/07/2021		220	$358
Nationwide Building Society
3.125%, 10/13/2016	EUR	175	245
Network Rail Infrastructure Finance MTN
4.400%, 03/06/2016	CAD	690	752
Northern Rock
5.625%, 06/22/2017 (B)	USD	1,750	1,966
Northumbrian Water Finance
6.000%, 10/11/2017		500	956
Rolls-Royce
6.750%, 04/30/2019		100	205
Royal Bank of Scotland
5.750%, 05/21/2014	EUR	600	828
5.125%, 01/13/2024		400	779
Severn Trent Utilities Finance
6.250%, 06/07/2029		350	743
SP Manweb MTN
4.875%, 09/20/2027		300	499
SSE MTN
5.750%, 02/05/2014		245	419
Tesco
6.052%, 10/13/2039		339	640
Thames Water Utilities Cayman Finance MTN
6.125%, 02/04/2013	EUR	200	262
United Kingdom Gilt
5.000%, 03/07/2025		100	216
4.500%, 12/07/2042		1,890	3,915
4.250%, 12/07/2049		25	50
4.250%, 12/07/2055		175	354
4.250%, 06/07/2032		265	535
1.000%, 09/07/2017		2,200	3,600
United Kingdom Treasury
4.750%, 12/07/2030		1,250	2,687
4.750%, 12/07/2038		956	2,053
4.250%, 09/07/2039		885	1,759
4.250%, 12/07/2040		285	565
4.250%, 03/07/2036		550	1,097
4.000%, 03/07/2022		1,490	2,929
4.000%, 09/07/2016		250	460
2.250%, 03/07/2014		795	1,321
2.000%, 01/22/2016		533	907
1.750%, 01/22/2017		1,670	2,834
United Kingdom Treasury, Ser 2002
5.000%, 09/07/2014		200	353
Virgin Media Secured Finance
7.000%, 01/15/2018		180	315
Wales & West Utilities Finance MTN
6.750%, 12/17/2036 (A)		200	380
Western Power Distribution South West
5.750%, 03/23/2040		200	381
Westfield UK & Europe Finance MTN
4.250%, 07/11/2022		300	503
William Hill
7.125%, 11/11/2016		100	176

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

WPP MTN
6.625%, 05/12/2016	EUR	225	$341
Yorkshire Power Finance
7.250%, 08/04/2028		208	457
Yorkshire Water Services Bradford Finance
6.375%, 08/19/2039		100	216

			58,479

United States — 5.8%
Alcoa
5.400%, 04/15/2021		215	226
Altria Group
4.750%, 05/05/2021		180	206
4.250%, 08/09/2042		265	263
American International Group
8.175%, 05/15/2058 (A)		240	294
6.765%, 11/15/2017	GBP	150	278
AT&T
5.875%, 04/28/2017	GBP	200	379
4.875%, 06/01/2044	GBP	200	346
4.450%, 05/15/2021		525	618
Bank of America MTN
5.650%, 05/01/2018		350	399
Bank of America, Ser E MTN
5.125%, 09/26/2014	EUR	1,700	2,332
Bristol-Myers Squibb
2.000%, 08/01/2022		670	651
CCO Holdings
8.125%, 04/30/2020		90	102
Cellco Partnership
7.375%, 11/15/2013		725	779
Citigroup
5.875%, 01/30/2042		75	90
4.500%, 01/14/2022		60	66
4.450%, 01/10/2017		550	604
4.250%, 02/25/2030 (A)	EUR	1,400	1,471
4.000%, 11/26/2015	EUR	230	317
Comcast Cable Communications Holdings
8.375%, 03/15/2013		750	777
DIRECTV Holdings
4.375%, 09/14/2029	GBP	300	486
3.800%, 03/15/2022		310	319
Eastman Chemical
3.600%, 08/15/2022		109	115
2.400%, 06/01/2017		53	55
General Electric Capital MTN
5.500%, 01/08/2020		305	361
5.300%, 02/11/2021		205	235
4.625%, 01/07/2021		750	838
3.150%, 09/07/2022		45	45
Goldman Sachs Group
6.375%, 05/02/2018	EUR	400	600
5.250%, 07/27/2021		110	121
4.375%, 03/16/2017	EUR	350	480
0.675%, 02/04/2013 (A)	EUR	450	579
Ingersoll-Rand Global Holding
9.500%, 04/15/2014		213	240
JPMorgan Chase
4.500%, 01/24/2022		200	222
2.750%, 08/24/2022	EUR	300	386
0.921%, 10/12/2015 (A)	EUR	350	430

7	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Fixed Income Fund

September 30, 2012

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

JPMorgan Chase Bank
0.877%, 05/31/2017 (A)	EUR	1,250	$1,528
Merrill Lynch MTN
0.805%, 09/14/2018 (A)	EUR	375	405
Metropolitan Life Global Funding I MTN
4.625%, 05/16/2017	EUR	200	290
Mondelez International
7.000%, 08/11/2037		200	276
5.375%, 02/10/2020		400	483
2.625%, 05/08/2013		625	632
Morgan Stanley MTN
5.625%, 09/23/2019		175	191
5.375%, 08/10/2020	EUR	150	207
3.750%, 09/21/2017	EUR	350	459
Nabors Industries
9.250%, 01/15/2019		221	289
NBCUniversal Media
4.375%, 04/01/2021		375	425
News America
4.500%, 02/15/2021		210	237
Noble Holding International
4.900%, 08/01/2020		25	28
Omnicom Group
3.625%, 05/01/2022		130	137
Owens Corning
6.500%, 12/01/2016		145	163
Philip Morris International
2.900%, 11/15/2021		325	339
2.875%, 05/30/2024	EUR	100	132
2.125%, 05/30/2019	EUR	100	131
PNC Funding
5.125%, 02/08/2020		300	355
3.300%, 03/08/2022		150	161
Proctor and Gamble
2.000%, 08/16/2022	EUR	200	254
Rabobank Capital Funding Trust IV
5.556%, 12/31/2019 (A)	GBP	153	222
Republic Services
4.750%, 05/15/2023		155	178
Ryder System MTN
5.850%, 11/01/2016		116	133
Time Warner Cable
6.200%, 07/01/2013		750	782
5.850%, 05/01/2017		286	341
Transocean
2.500%, 10/15/2017		173	174
United Technologies
1.800%, 06/01/2017		201	208
US Bank MTN
0.817%, 02/28/2017 (A)	EUR	1,700	2,165
WellPoint
4.650%, 01/15/2043		110	112
3.300%, 01/15/2023		204	206
Wells Fargo MTN
4.600%, 04/01/2021		75	87
3.500%, 03/08/2022		335	357
2.625%, 08/16/2022	EUR	400	519

			28,316

Total Global Bonds (Cost $431,445) ($ Thousands)			455,686

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 3.3%

Non-Agency Mortgage-Backed Obligation — 3.3%
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
5.452%, 09/25/2034 (A)	191	$187
Bear Stearns Commercial Mortgage Securities, Ser 2004-PWR6, Cl A6
4.825%, 11/11/2041	575	620
Bear Stearns Commercial Mortgage Securities, Ser 2005-T18, Cl A4
4.933%, 02/13/2042 (A)	135	148
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW11, Cl A4
5.621%, 03/11/2039 (A)	450	511
Bear Stearns Commercial Mortgage Securities, Ser 2006-T24, Cl A4
5.537%, 10/12/2041	400	464
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl A4
5.906%, 06/11/2040 (A)	241	284
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl A4
5.694%, 06/11/2050 (A)	190	223
Canary Wharf Finance, Ser II, Cl C2
1.325%, 10/22/2037 (A)(E)	200	200
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.888%, 12/10/2049 (A)	1,140	1,341
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.262%, 12/10/2049 (A)	405	484
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A4
2.746%, 05/25/2035 (A)	897	867
Citigroup, Ser 2007-CD4, Cl A4
5.322%, 12/11/2049	325	370
Commercial Mortgage Pass-Through Certificates Series 2008-C1, Ser 2008-C1, Cl A3
6.407%, 02/15/2041 (A)	85	99
Credit Suisse Mortgage Capital Certificates, Ser 2006-C5, Cl A3
5.311%, 12/15/2039	1,215	1,382
CW Capital Cobalt, Ser 2006-C1, Cl A4
5.223%, 08/15/2048	140	157
Eddystone Finance, Ser 2006-1, Cl A2
1.003%, 04/19/2021 (A)(E)	150	215
FHLMC, Ser K501-X1A, IO
1.756%, 08/25/2016 (E)	333	17

8	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Fixed Income Fund

September 30, 2012

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Fosse Master Issuer, Ser 2011-1X, Cl A3
2.208%, 10/18/2054 (A)	285	$466
Granite Master Issuer, Ser 2005-1, Cl A5
0.299%, 12/20/2054 (A)(E)	177	223
Granite Master Issuer, Ser 2006-2, Cl A5
0.319%, 12/20/2054 (A)(E)	349	440
Greenwich Capital Commercial Funding, Ser 2007-GG9, Cl A4
5.444%, 03/10/2039	250	285
GS Mortgage Securities II, Ser 2012-ALOH
3.551%, 04/10/2034 (B)	181	195
GS Mortgage Securities II, Ser 2012-GCJ7, Cl A4
3.377%, 05/10/2045	60	65
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 4A1
5.069%, 01/25/2035 (A)	261	260
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-CB9, Cl A4
5.777%, 06/12/2041 (A)	110	119
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-CB13, Cl A4
5.467%, 01/12/2043 (A)	75	83
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB18, Cl A4
5.440%, 06/12/2047	880	1,014
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB19, Cl A4
5.920%, 02/12/2049 (A)	250	294
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-WLDN, Cl A
3.905%, 05/05/2030 (B)	100	109
JPMorgan Chase Commercial Mortgage Securities, Ser LDP9, Cl A3
5.336%, 05/15/2047	190	217
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1
5.008%, 12/25/2034 (A)	233	237
LB-UBS Commercial Mortgage Trust, Ser 2006-C7, Cl A3
5.347%, 11/15/2038	250	289
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.157%, 04/15/2041 (A)	11	13
LB-UBS Commercial Mortgage Trust, Ser C2, Cl A3
5.430%, 02/15/2040	465	532
Merrill Lynch Mortgage Trust, Ser 2005-LC1, Cl A4
5.291%, 01/12/2044 (A)	370	414
Merrill Lynch, Ser 2007-7, Cl A4
5.810%, 06/12/2050 (A)	285	319

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Morgan Stanley Capital I Trust 2005-TOP19, Ser 2005-T19, Cl A4A
4.890%, 06/12/2047	75	$83
Silverstone Master Issuer, Ser 2009-1, Cl A2
2.225%, 01/21/2055 (A)	300	495
Storm, Ser 2006-1, Cl A2
0.568%, 04/22/2048 (A)	1,048	1,348
Storm, Ser 2011-4, Cl A1
1.658%, 10/22/2053 (A)	717	931
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	170	184
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl D
4.958%, 08/10/2049 (A)(B)	115	98
Wells Fargo Commercial Mortgage Trust, Ser LC5, Cl D
4.780%, 10/15/2045 (A)(B)	41	36

Total Mortgage-Backed Securities (Cost $15,731) ($ Thousands)		16,318

CORPORATE OBLIGATIONS — 2.3%

United States — 2.3%
American Express Bank
5.550%, 10/17/2012	530	531
American Express Credit MTN
2.750%, 09/15/2015	400	421
Anadarko Petroleum
6.375%, 09/15/2017	330	398
Ball
5.000%, 03/15/2022	230	241
Bank of America MTN
5.000%, 05/13/2021	175	192
BE Aerospace
5.250%, 04/01/2022	230	239
CBS
4.300%, 02/15/2021	300	334
CIGNA
5.125%, 06/15/2020	154	178
Cimarex Energy
5.875%, 05/01/2022	116	122
CMS Energy
5.050%, 03/15/2022	140	154
CNA Financial
7.250%, 11/15/2023	110	136
6.500%, 08/15/2016	40	46
COX Communications
7.125%, 10/01/2012	750	750
CVS Caremark
6.600%, 03/15/2019	375	479
Daimler Finance North America
1.788%, 07/11/2013 (A)(B)	400	403
DIRECTV Holdings
4.600%, 02/15/2021	300	328
Duke Realty
6.750%, 03/15/2020 (F)	140	168
Enterprise Products Operating
5.950%, 02/01/2041	100	118

9	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Fixed Income Fund

September 30, 2012

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

EQT
8.125%, 06/01/2019	285	$345
General Electric Capital MTN
2.375%, 06/30/2015	150	156
Goldman Sachs Group
6.000%, 06/15/2020	45	52
Hartford Financial Services Group
5.125%, 04/15/2022	385	433
Humana
7.200%, 06/15/2018	280	339
Laboratory Corp of America Holdings
3.750%, 08/23/2022	50	52
2.200%, 08/23/2017	93	95
Lincoln National
8.750%, 07/01/2019	128	168
Lorillard Tobacco
6.875%, 05/01/2020	375	460
McGraw-Hill
5.900%, 11/15/2017	325	382
Morgan Stanley
3.450%, 11/02/2015	125	128
Motorola Solutions
7.500%, 05/15/2025	85	106
Nisource Finance
6.800%, 01/15/2019	235	284
Nissan Motor
3.250%, 01/30/2013 (B)	430	433
Prudential Financial MTN
6.100%, 06/15/2017	125	147
Ryder System MTN
7.200%, 09/01/2015	108	125
SABMiller Holdings
3.750%, 01/15/2022 (B)	400	434
SLM MTN
5.050%, 11/14/2014	155	164
Time Warner
4.875%, 03/15/2020	150	173
Time Warner Cable
7.500%, 04/01/2014	385	423
Union Electric
6.700%, 02/01/2019	45	58
Viacom
6.125%, 10/05/2017	325	391
Wachovia Capital Trust III
5.570%, 12/31/2049 (A)	385	381
Wynn Las Vegas
5.375%, 03/15/2022 (B)	235	239

Total Corporate Obligations (Cost $10,279) ($ Thousands)		11,206

ASSET-BACKED SECURITIES — 0.4%

Automotive — 0.4%
Auto Compartiment, Ser 2007-1, Cl A
0.413%, 02/25/2019 (A)	86	111
Bank of America Auto Trust 2012-1, Ser 2012-1, Cl A2
0.590%, 11/17/2014	900	901

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Ford Credit Floorplan Master Owner Trust, Ser 2010-1
1.871%, 12/15/2014 (A)(B)		800	$803

			1,815

Other Asset-Backed Securities — 0.0%
Lambda Finance, Ser 2005-1X, Cl A2
0.589%, 11/15/2029 (A)(E)		2	2
Santander Consumer Finance, Ser 2007-1, Cl A
0.394%, 09/20/2022 (E)		31	39

			41

Total Asset-Backed Securities (Cost $1,857) ($ Thousands)			1,856

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bonds
4.375%, 11/15/2039		$20	26
4.375%, 05/15/2041		205	272
3.875%, 08/15/2040		5	6
U.S. Treasury Notes
2.000%, 02/15/2022		175	182

Total U.S. Treasury Obligations (Cost $408) ($ Thousands)			486

MUNICIPAL BOND — 0.0%
State of Illinois, GO
5.877%, 03/01/19		45	51

Total Municipal Bond (Cost $45) ($ Thousands)			51

TIME DEPOSITS — 0.5%

United States — 0.5%
Brown Brothers Harriman
4.150%, 10/01/2012	ZAR	—	—
2.580%, 10/01/2012	AUD	4	4
1.550%, 10/01/2012	NZD	22	19
0.550%, 10/01/2012	NOK	125	22
0.400%, 10/01/2012	SEK	106	16
0.185%, 10/01/2012	CAD	22	23
0.054%, 10/01/2012	GBP	40	64
0.030%, 10/01/2012		1,525	1,525
0.010%, 10/01/2012	JPY	5,139	66
0.010%, 10/01/2012	SGD	60	49
0.005%, 10/01/2012	HKD	2	—
0.005%, 10/01/2012	CHF	—	—
(0.014)%, 10/01/2012	EUR	533	686
(0.200)%, 10/01/2012	DKK	1	—

Total Time Deposits (Cost $2,474) ($ Thousands)			2,474

Total Investments — 99.2% (Cost $462,239) ($ Thousands)			$488,077

10	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Fixed Income Fund

September 30, 2012

A list of the open futures contracts held by the Fund at September 30, 2012, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Australian 3-Year Bond	64	Dec-2012	$36
Canadian 10-Year Bond	15	Dec-2012	8
Euro-Bobl	41	Dec-2012	(8)
Euro-Oat	6	Dec-2012	8
Euro-Bund	60	Dec-2012	8
Euro-Buxl 30 Year Bond	4	Dec-2012	(8)
Euro-Schatz	18	Dec-2012	(3)
Japanese 10-Year Bond	6	Dec-2012	23
Japanese 10-Year Bond	(5)	Dec-2012	(3)
Long Gilt 10-Year Bond	5	Dec-2012	4
U.S. 10-Year Treasury Note	(180)	Dec-2012	(117)
U.S. 2-Year Treasury Note	(35)	Dec-2012	(3)
U.S. 5-Year Treasury Note	(112)	Dec-2012	(51)
U.S. Long Treasury Bond	(19)	Dec-2012	(25)
U.S. Ultra Long Treasury Bond	(6)	Dec-2012	8

			$(123)

For the year ended September 30, 2012, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2012, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/04/2012	USD	90	ZAR	734	$(1)
10/04/2012-10/31/2012	USD	11,997	EUR	9,256	(88)
10/04/2012-10/31/2012	USD	550	JPY	42,952	2
10/04/2012-10/31/2012	ZAR	27,825	USD	3,345	(24)
10/04/2012-11/05/2012	AUD	9,778	USD	10,143	(1)
10/04/2012-11/05/2012	CZK	136,603	USD	6,949	(28)
10/04/2012-11/05/2012	EUR	240,666	USD	308,731	(916)
10/04/2012-11/05/2012	GBP	51,645	USD	83,194	(189)
10/04/2012-11/05/2012	USD	3,810	CZK	73,466	(57)
10/04/2012-11/05/2012	USD	1,629	KRW	1,818,495	7
10/04/2012-11/08/2012	DKK	61,005	USD	10,467	(67)
10/04/2012-11/08/2012	SEK	38,726	USD	5,902	(1)
10/04/2012-11/09/2012	CAD	26,922	USD	27,450	100
10/04/2012-11/16/2012	JPY	11,742,909	USD	150,588	(415)
10/04/2012-12/27/2012	MXP	77,267	USD	5,778	(203)
10/05/2012-10/31/2012	SGD	4,364	USD	3,527	(30)
10/11/2012	TRY	2,878	USD	1,599	(2)
10/11/2012-10/31/2012	NZD	2,049	USD	1,683	(17)
10/18/2012-10/31/2012	USD	2,033	MXP	26,046	(12)
10/31/2012	CHF	1,625	USD	1,735	5
10/31/2012	KRW	2,558,461	USD	2,277	(24)
10/31/2012	MYR	1,001	USD	325	(2)
10/31/2012	NOK	1,247	USD	218	—
10/31/2012	PLN	3,745	USD	1,170	5
10/31/2012	USD	721	AUD	698	2
10/31/2012	USD	738	CAD	723	(4)
10/31/2012	USD	559	NOK	3,200	(1)
10/31/2012	USD	744	NZD	907	8
10/31/2012	USD	161	SEK	1,060	1

					$(1,952)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2012, is as follows:

Counterparty	Settlement Date	Currencyto Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	10/04/2012-10/31/2012	(2,274)	2,269	$(5)
Bank of Montreal	10/31/2012	(163)	163	—
Barclays PLC	10/04/2012-11/08/2012	(22,541)	22,639	98
BNP Paribas	10/04/2012-11/05/2012	(95,932)	96,734	802
Brown Brothers Harriman	10/04/2012	(3,898)	3,913	15
Citigroup	10/04/2012-11/09/2012	(18,910)	18,990	80
Credit Suisse First Boston	10/18/2012-10/31/2012	(38,895)	38,775	(120)
Deutsche Bank	10/04/2012-11/05/2012	(17,295)	17,089	(206)
Goldman Sachs	10/31/2012	(1,298)	1,309	11
HSBC	10/04/2012-11/16/2012	(179,222)	179,297	75
JPMorgan Chase Bank	10/04/2012-10/31/2012	(11,072)	11,049	(23)
Morgan Stanley	10/04/2012-10/31/2012	(5,182)	5,111	(71)
National Australia Bank	10/04/2012-10/11/2012	(1,752)	1,759	7
Royal Bank of Canada	10/31/2012-11/09/2012	(10,481)	10,522	41
Royal Bank of Scotland	10/04/2012-12/27/2012	(6,595)	6,395	(200)
Societe Generale	10/4/2012	(2,012)	2,056	44
Standard New York, Inc.	10/5/2012	(2,417)	2,388	(29)
State Street	10/04/2012-11/05/2012	(173,947)	171,364	(2,583)
UBS	10/04/2012-10/31/2012	(56,820)	56,932	112

				$(1,952)

For the year ended September 30, 2012, the total amount of all open forward foreign currency contracts, as presented in the table above are representative of the volume of activity for this derivative type during the period.

11	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

International Fixed Income Fund

September 30, 2012

A list of the open swap agreements held by the Fund at September 30, 2012, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Citigroup	3.79%	6-Month GBP LIBOR	05/19/2019	GBP	2,500	$(684)
Deutsche Bank	1.93%	6-Month EURIBOR	04/03/2019	EUR	4,200	(259)
UBS	1.07%	6-Month EURIBOR Flat	09/11/2017	DEM	2,000	(17)
UBS	2.66%	6-Month GBP LIBOR	09/05/2032	GBP	1,000	15
Deutsche Bank	6-Month EURIBOR	4.17%	03/28/2013	EUR	7,000	361
Deutsche Bank	6-Month EURIBOR Flat	1.77%	09/07/2022	DEM	5,250	23
JPMorgan	6-Month JPY LIBOR	2.22%	03/30/2027	JPY	750,000	1,348
Royal Bank of Scotland	6-Month EURIBOR	3.14%	08/04/2021	EUR	1,450	248
JPMorgan	6-Month EURIBOR	4.38%	01/07/2013	EUR	5,400	278
USB	3-Month Canadian Bankers Acceptance Rate	2.56%	04/24/2022	CAD	2,000	91

						$1,404

For the year ended September 30, 2012, the total amount of all swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $491,793 ($ Thousands).

(1)	In local currency unless otherwise indicated.

(A)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2012.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on September 30, 2012. The coupon on a step bond changes on a specified date.

(D)	Security is when-issued.

(E)	Securities considered illiquid. The total market value of such securities as of September 30, 2012 was $1,411 ($ Thousands) and represented 0.3% of Net Assets.

(F)	Real Estate Investment Trust.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

CZK — Czech Koruna

Cl — Class

DKK — Danish Krone

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

GBP — British Pound Sterling

HKD— Hong Kong Dollar

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXP — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

PLN — Polish Zlotty

SEK — Swedish Krone

Ser — Series

SGD — Singapore Dollar

TRY — Turkish Lira

USD — U.S. Dollar

ZAR— South African Rand

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$455,686	$—	$455,686
Mortgage-Backed Securities	—	16,318	—	16,318
Corporate Obligations	—	11,206	—	11,206
Asset-Backed Securities	—	1,856	—	1,856
U.S. Treasury Obligations	—	486	—	486
Municipal Bond	—	51	—	51
Time Deposits	—	2,474	—	2,474

Total Investments in Securities	$—	$488,077	$—	$488,077

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$(123)	$—	$—	$(123)
Forwards Contracts *	—	(1,952)	—	(1,952)
Interest Rate Swaps *	—	1,404	—	1,404

Total Other Financial Instruments	$(123)	$(548)	$—	$(671)

*	Futures contracts, forwards contracts, and swap contracts are valued at the net unrealized appreciation/(depreciation).

For the year ended September 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2012, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

12	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 86.0%

Angola — 0.1%
Republic of Angola Via Northern Lights III
7.000%, 08/16/2019		775	$851

Argentina — 1.9%
Capex
10.000%, 03/10/2018 (A)		488	366
City of Buenos Aires Argentina
9.950%, 03/01/2017 (A)		1,754	1,570

Deutsche Bank, CLN (Cablevision) MTN
9.375%, 02/13/2018 (A)(B)		1,732	1,299
Empresa Distribuidora Y Comercializadora Norte
9.750%, 10/25/2022 (A)		606	303
Province of Buenos Aires
9.625%, 04/18/2028 (B)		595	422
9.625%, 04/18/2028 (A)(B)		1,605	1,140
9.375%, 09/14/2018 (B)		470	343
Province of Medoza
5.500%, 09/04/2018 (B)		266	205
Province of Neuquen
8.656%, 10/18/2014 (A)(B)		84	86
Republic of Argentina
8.750%, 06/02/2017		320	312
8.280%, 12/31/2033		1,891	1,484
8.280%, 12/31/2033		351	262
7.820%, 12/31/2033	EUR	1,685	1,409
7.820%, 12/31/2033	EUR	275	230
7.820%, 12/31/2033	EUR	9,497	7,960
7.000%, 10/03/2015		1,765	1,610
4.191%, 12/15/2035 (C)	EUR	7,500	1,158
2.500%, 03/31/2019 (D)		1,800	663
1.180%, 12/31/2038 (C)(D)	ARS	2	—
0.044%, 12/15/2035 (C)		4,360	569
0.000%, 12/15/2035 (C)	ARS	2	—
Transportadora Gas del Norte
3.500%, 08/22/2019 (A)(D)		173	—
3.500%, 08/22/2019 (A)(D)		318	—
0.000%, 08/22/2019 (A)(E)		125	72
0.000%, 08/22/2019 (A)(E)		38	22
WPE International Cooperatief
10.375%, 09/30/2020 (A)		950	807

			22,292

Azerbaijan — 0.1%
State Oil of the Azerbaijan Republic
5.450%, 02/09/2017		657	703

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Barbados — 0.1%
Columbus International
11.500%, 11/20/2014 (A)		1,200	$1,332

Belarus — 0.2%
Republic of Belarus
8.950%, 01/26/2018		1,230	1,207
8.750%, 08/03/2015		1,030	1,018

			2,225

Bermuda — 0.1%
Bermuda Government International Bond
4.138%, 01/03/2023 (A)		820	861

Bosnia and Herzegovina — 0.1%
Republic of Bosnia & Herzegovina
0.000%, 12/11/2017 (B)(C)	DEM	1,821	910

Brazil — 7.0%
Banco Cruzeiro do Sul
8.875%, 09/22/2020 (F)		384	—
8.875%, 09/22/2020 (F)		1,144	1
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/2019 (A)		660	813
5.500%, 07/12/2020 (A)		400	474
Barclays, CLN (Nota Do Tesouro Nacional)
6.000%, 05/15/2015	BRL	850	997
Barclays, CLN (Nota Do Tesouro Nacional, Serie F)
10.000%, 01/01/2017	BRL	9,890	5,027
10.000%, 01/01/2021	BRL	6,770	3,390
BM&FBovespa
5.500%, 07/16/2020		300	341
BR Malls International Finance
8.500%, 12/31/2049 (A)		145	158
BR Properties
9.000%, 12/31/2049 (A)		241	260
Braskem Finance
7.375%, 10/04/2049		200	210
Brazil Letras do Tesouro Nacional
0.000%, 01/01/2015 (E)	BRL	10,800	4,435
Brazil Notas do Tesouro Nacional, Ser B
13.054%, 05/15/2015	BRL	8,660	10,157
10.674%, 08/15/2020	BRL	4,560	5,712
Brazil Notas do Tesouro Nacional, Serie B
6.000%, 08/15/2016	BRL	2,540	3,021
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2014	BRL	1,490	752
10.000%, 01/01/2021	BRL	3,100	1,552

1	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Cia Energetica de Sao Paulo MTN
9.750%, 01/15/2015		630	$452
Citigroup Funding, CLN (Federal Republic of Brazil) MTN
6.000%, 08/16/2018		5,154	5,136
Deutsche Bank, CLN (Nota Do Tesouro Nacional) MTN
10.000%, 01/06/2021		2,500	2,614
Federal Republic of Brazil
11.000%, 08/17/2040		150	192
10.250%, 01/10/2028	BRL	290	187
10.125%, 05/15/2027		2,827	5,113
8.875%, 04/15/2024		360	582
8.500%, 01/05/2024	BRL	8,920	5,175
8.250%, 01/20/2034		900	1,487
7.125%, 01/20/2037		3,021	4,554
5.875%, 01/15/2019		260	324
5.625%, 01/07/2041		1,150	1,472
4.875%, 01/22/2021		460	550
2.625%, 01/05/2023		400	400
Fibria Overseas Finance
6.750%, 03/03/2021		700	747
General Shopping Finance
10.000%, 12/31/2049 (A)		294	300
Globo Comunicacao e Participacoes
6.250%, 07/20/2015 (D)		147	159
Hypermarcas
6.500%, 04/20/2021 (A)		224	235
Itau Unibanco Holding
5.650%, 03/19/2022 (A)		200	209
JBS Finance II
8.250%, 01/29/2018		300	306
8.250%, 01/29/2018 (A)		1,320	1,346
JPMorgan, CLN (Nota Do Tesouro Nacional)
10.000%, 01/01/2023	BRL	1,800	897
6.000%, 05/15/2015	BRL	3,705	4,346
Marfrig Holding Europe
8.375%, 05/09/2018		1,200	978
Minerva Luxembourg
12.250%, 02/10/2022 (A)		1,000	1,154
Minerva Overseas II
10.875%, 11/15/2019		110	122
Morgan Stanley
10.090%, 05/03/2017	BRL	2,600	1,380
Odebrecht Drilling Norbe VIII/IX
6.350%, 06/30/2021		25	28
6.350%, 06/30/2021		116	131
OGX Austria GmbH
8.375%, 04/01/2022 (A)		400	348
OGX Petroleo e Gas Participacoes
8.500%, 06/01/2018 (A)		508	457
OSX 3 Leasing
9.250%, 03/20/2015		200	207

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Petrobras International Finance
5.375%, 01/27/2021		20	$23
QGOG Atlantic/Alaskan Rigs
5.250%, 07/30/2018 (A)		290	302
Schahin II Finance
5.875%, 09/25/2022 (A)		590	618
Telemar Norte Leste
5.500%, 10/23/2020 (A)		200	210
Vale
5.625%, 09/11/2042		340	346
Vale Overseas
8.250%, 01/17/2034		230	298
6.875%, 11/21/2036		250	289
Voto-Votorantim Overseas Trading Operations
6.625%, 09/25/2019 (A)		490	565

			81,539

Canada — 0.0%
PTTEP Canada International Finance MTN
5.692%, 04/05/2021		200	231

Chile — 0.8%
Banco del Estado de Chile
4.125%, 10/07/2020		130	141
3.875%, 02/08/2022 (A)		230	244
BancoEstado
4.125%, 10/07/2020 (A)		270	293
Empresa Nacional del Petroleo
6.250%, 07/08/2019		50	58
6.250%, 07/08/2019 (A)		100	115
5.250%, 08/10/2020 (A)		240	262
Inversiones Alsacia
8.000%, 08/18/2018 (A)		966	991
Nacional del Cobre de Chile
7.500%, 01/15/2019		170	220
6.150%, 10/24/2036		1,530	1,961
4.250%, 07/17/2042 (A)		654	647
3.875%, 11/03/2021 (A)		410	446
3.750%, 11/04/2020 (A)		290	313
3.750%, 11/04/2020		110	119
3.000%, 07/17/2022 (A)		721	727
Republic of Chile
5.500%, 08/05/2020	CLP	140,000	313
5.500%, 08/05/2020	CLP	500,000	1,113
3.250%, 09/14/2021		556	602
Telefonica Moviles Chile
2.875%, 11/09/2015		300	301

			8,866

China — 1.1%
Agile Property Holdings
8.875%, 04/28/2017		400	403
Central China Real Estate
12.250%, 10/20/2015		300	325
China Oriental Group
8.000%, 08/18/2015 (A)		950	921
7.000%, 11/17/2017		200	172
China Overseas Finance Cayman II
5.500%, 11/10/2020		100	110

2	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

China Shanshui Cement Group
10.500%, 04/27/2017 (A)		650	$682
CNPC HK Overseas Capital
5.950%, 04/28/2041		400	511
Country Garden Holdings
11.250%, 04/22/2017		700	763
Evergrande Real Estate Group
13.000%, 01/27/2015		400	405
13.000%, 01/27/2015 (A)		600	607
9.250%, 01/19/2016	CNY	5,000	702
7.500%, 01/19/2014	CNY	3,000	450
Franshion Development
6.750%, 04/15/2021 (A)		320	329
Hidili Industry International Development
8.625%, 11/04/2015		800	628
Mega Advance Investments
5.000%, 05/12/2021 (A)		406	453
Sinochem Offshore Capital
1.800%, 01/18/2014	CNY	2,000	310
Sinochem Overseas Capital
6.300%, 11/12/2040		150	174
4.500%, 11/12/2020 (A)		2,072	2,204
4.500%, 11/12/2020		327	348
Sinopec Group Overseas Development 2012
4.875%, 05/17/2042 (A)		700	784
3.900%, 05/17/2022 (A)		300	321
Tencent Holdings
4.625%, 12/12/2016		250	266
3.375%, 03/05/2018		217	219
West China Cement
7.500%, 01/25/2016 (A)		200	177

			12,264

Colombia — 4.2%
Bancolombia
5.950%, 06/03/2021		300	337
5.950%, 06/03/2021 (A)		398	448
5.125%, 09/11/2022		175	177
Bogota Distrito Capital
9.750%, 07/26/2028	COP	375,000	307
9.750%, 07/26/2028 (A)	COP	9,020,000	7,380
Citigroup Funding, CLN (Republic of Columbia) MTN
11.000%, 07/27/2020	COP	8,830,000	6,355
Colombia Telecomunicaciones ESP
5.375%, 09/27/2022 (A)		310	315
Ecopetrol
7.625%, 07/23/2019 (A)		220	281
Emgesa ESP
8.750%, 01/25/2021	COP	870,000	546
Empresa de Energia de Bogota
6.125%, 11/10/2021		300	330
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021	COP	310,000	193
Grupo Aval
5.250%, 02/01/2017 (A)		200	212

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

4.750%, 09/26/2022 (A)		222	$219
Gruposura Finance
5.700%, 05/18/2021 (A)		410	447
Republic of Colombia
12.000%, 10/22/2015	COP	4,279,000	2,926
11.750%, 02/25/2020		1,552	2,526
10.375%, 01/28/2033		140	256
9.850%, 06/28/2027	COP	2,670,000	2,247
9.850%, 06/28/2027	COP	2,550,000	2,146
8.125%, 05/21/2024		1,310	1,955
7.750%, 04/14/2021	COP	5,668,000	3,875
7.375%, 01/27/2017		445	553
7.375%, 03/18/2019		1,760	2,327
7.375%, 09/18/2037		5,379	8,257
6.125%, 01/18/2041		1,195	1,619
4.375%, 07/12/2021		450	518
4.375%, 03/21/2023	COP	2,176,000	1,187
Titulos de Tesoreria
7.000%, 02/25/2015	COP	570,000	714
Transportadora de Gas Internacional ESP
5.700%, 03/20/2022 (A)		350	374

			49,027

Croatia — 1.0%
Agrokor
9.125%, 02/01/2020		130	167
8.875%, 02/01/2020		200	200
Government of Croatia
6.750%, 11/05/2019		2,473	2,788
6.625%, 07/14/2020 (A)		1,988	2,229
6.625%, 07/14/2020		600	673
6.375%, 03/24/2021		810	898
6.375%, 03/24/2021 (A)		1,551	1,720
6.250%, 04/27/2017 (A)		1,212	1,312
5.875%, 07/09/2018	EUR	150	208
Zagrebacki Holding
5.500%, 07/10/2017	EUR	1,100	1,220

			11,415

Czech Republic — 0.1%
Central European Media Enterprises
11.625%, 09/15/2016 (A)	EUR	700	937

Dominican Republic — 0.2%
Cap Cana
10.000%, 04/30/2016 (F)		982	147
10.000%, 04/30/2016 (F)		844	211
Dominican Republic
7.500%, 05/06/2021 (A)		1,490	1,680

			2,038

Ecuador — 0.0%
Republic of Ecuador
9.375%, 12/15/2015		240	248

Egypt — 0.1%
Government of Egypt
6.875%, 04/30/2040		240	236
5.750%, 04/29/2020 (A)		100	100
5.750%, 04/29/2020		150	151

3	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Nile Finance
5.250%, 08/05/2015		280	$280

			767

El Salvador — 0.3%
Republic of El Salvador
8.250%, 04/10/2032		110	131
7.750%, 01/24/2023		332	388
7.650%, 06/15/2035		1,337	1,494
7.625%, 02/01/2041 (A)		380	424
7.375%, 12/01/2019		170	195
Telemovil Finance
8.000%, 10/01/2017 (A)		500	527

			3,159

Georgia — 0.1%
JSC Georgian Railway
7.750%, 07/11/2022 (A)		390	445
Republic of Georgia
6.875%, 04/12/2021 (A)		340	389

			834

Ghana — 0.1%
Republic of Ghana
8.500%, 10/04/2017 (A)		300	352
8.500%, 10/04/2017		851	1,000

			1,352

Hong Kong — 0.3%
Bank of China Hong Kong
5.550%, 02/11/2020 (A)		870	975
Fosun International
7.500%, 05/12/2016		400	392
Hutchison Whampoa International
6.000%, 12/31/2049 (C)		260	269
Hutchison Whampoa International 11
4.625%, 01/13/2022 (A)		400	438
Industrial & Commercial Bank of China Asia MTN
5.125%, 11/30/2020		260	285
PCCW-HKT Capital No. 4
4.250%, 02/24/2016		301	320
Swire Pacific Financing MTN
4.500%, 02/28/2022		250	273
Yancoal International Resources Development
5.730%, 05/16/2022 (A)		281	291

			3,243

Hungary — 3.3%
Republic of Hungary Treasury Bills
0.000%, 01/02/2013 (E)(G)	HUF	570,200	2,532
Republic of Hungary
8.000%, 02/12/2015	HUF	1,069,000	4,957
7.750%, 08/24/2015	HUF	2,463,850	11,367
7.625%, 03/29/2041		810	915
7.000%, 06/24/2022	HUF	768,730	3,402
6.750%, 11/24/2017	HUF	1,011,200	4,540
6.750%, 02/24/2017	HUF	902,000	4,056
6.375%, 03/29/2021		832	906
6.250%, 01/29/2020		710	770
6.000%, 01/11/2019	EUR	612	783
5.750%, 06/11/2018	EUR	2,018	2,565
5.500%, 05/06/2014	GBP	66	106

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

5.000%, 03/30/2016	GBP	227	$339
3.500%, 07/18/2016	EUR	1,637	1,967

			39,205

India — 0.1%
ICICI Bank
5.750%, 11/16/2020 (A)		128	136
Reliance Holdings USA
6.250%, 10/19/2040		800	898
5.400%, 02/14/2022 (A)		250	267

			1,301

Indonesia — 4.7%
Adaro Indonesia MTN
7.625%, 10/22/2019 (A)		455	500
Bakrie Telecom
11.500%, 05/07/2015		484	218
Berau Capital Resources
12.500%, 07/08/2015		954	1,011
Deutsche Bank, CLN (Republic of Indonesia)
7.000%, 05/15/2022	IDR	4,600,000	515
Indosat Palapa
7.375%, 07/29/2020 (A)		352	400
JPMorgan, CLN (Republic of Indonesia)
7.000%, 05/15/2022	IDR	122,400,000	13,715
Majapahit Holding
8.000%, 08/07/2019		370	467
7.875%, 06/29/2037 (A)(B)		205	266
7.750%, 01/20/2020		30	38
7.750%, 10/17/2016		370	438
7.750%, 01/20/2020 (A)		250	314
Pertamina Persero
6.500%, 05/27/2041 (A)		380	435
6.000%, 05/03/2042 (A)		935	1,014
5.250%, 05/23/2021 (A)		500	552
4.875%, 05/03/2022 (A)		220	237
Perusahaan Listrik Negara
5.500%, 11/22/2021 (A)		310	347
Republic of Indonesia
11.625%, 03/04/2019		628	959
11.625%, 03/04/2019		1,786	2,728
11.625%, 03/04/2019 (A)		1,195	1,825
11.000%, 10/15/2014	IDR	5,200,000	603
10.375%, 05/04/2014		190	216
8.500%, 10/12/2035		2,010	3,186
8.500%, 10/12/2035		401	636
8.250%, 06/15/2032	IDR	65,922,000	8,008
7.750%, 01/17/2038		4,482	6,678
7.750%, 01/17/2038		100	149
7.500%, 01/15/2016		500	588
7.000%, 05/15/2022	IDR	17,800,000	1,995
6.875%, 01/17/2018		910	1,115
6.750%, 03/10/2014		160	171
6.625%, 02/17/2037		70	93
6.625%, 05/15/2033	IDR	3,214,000	332
6.625%, 02/17/2037		110	146
6.250%, 04/15/2017	IDR	16,000,000	1,717
5.875%, 03/13/2020 (A)		764	921
5.625%, 05/15/2023	IDR	3,900,000	394
5.250%, 01/17/2042		337	383

4	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

4.875%, 05/05/2021 (A)		850	$973
Sable International Finance
8.750%, 02/01/2020 (A)		200	223
Star Energy Geothermal Wayang Windu
11.500%, 02/12/2015 (A)		400	430

			54,936

Iraq — 0.6%
Republic of Iraq
5.800%, 01/15/2028 (A)		545	500
5.800%, 01/15/2028		7,453	6,838

			7,338

Israel — 0.2%
Israel Government Bond - Fixed
5.500%, 01/31/2022	ILS	9,100	2,631

Ivory Coast — 0.4%
Government of Ivory Coast
3.750%, 12/31/2032 (F)		5,583	4,801

Jamaica — 0.2%
Digicel Group
10.500%, 04/15/2018		160	174
8.250%, 09/30/2020 (A)		1,700	1,785

			1,959

Jordan — 0.1%
Kingdom of Jordan
3.875%, 11/12/2015		710	694

Kazakhstan — 1.8%
ATF Bank JSC
9.000%, 05/11/2016		300	296
BTA Bank
10.750%, 07/01/2018 (A)(F)		1,202	222
10.750%, 07/01/2018 (F)		3,634	672
0.000%, 07/01/2020 (A)(F)		2,492	156
Development Bank of Kazakhstan
5.500%, 12/20/2015 (A)		450	488
Halyk Savings Bank of Kazakhstan
7.250%, 01/28/2021 (A)		700	725
Kazakhstan Temir Zholy Finance BV
6.950%, 07/10/2042 (A)		200	243
Kazatomprom Natsionalnaya Atomnaya Kompaniya
6.250%, 05/20/2015		100	109
6.250%, 05/20/2015 (A)		923	1,006
Kazkommertsbank Via Citigroup Global Markets
8.700%, 04/07/2014 (C)(D)		1,100	1,013
KazMunayGas National
11.750%, 01/23/2015 (A)		410	495
11.750%, 01/23/2015		2,624	3,166
9.125%, 07/02/2018		329	426

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

9.125%, 07/02/2018 (A)		2,010	$2,601
8.375%, 07/02/2013		690	723
7.000%, 05/05/2020 (A)		1,436	1,763
6.375%, 04/09/2021		912	1,095
6.375%, 04/09/2021 (A)		2,569	3,084
Republic of Kazakhstan
6.375%, 10/06/2020 (A)		600	719
Tengizchevroil Finance
6.124%, 11/15/2014		179	187
Zhaikmunai LLP
10.500%, 10/19/2015		150	160
10.500%, 10/19/2015 (A)		1,349	1,435

			20,784

Kuwait — 0.1%
Kuwait Projects MTN
9.375%, 07/15/2020		200	237
8.875%, 10/17/2016		500	580

			817

Latvia — 0.0%
Republic of Latvia
5.250%, 06/16/2021 (A)		490	551

Lithuania — 1.3%
Republic of Lithuania
7.375%, 02/11/2020		90	114
7.375%, 02/11/2020 (A)		1,100	1,397
6.625%, 02/01/2022		1,000	1,240
6.625%, 02/01/2022 (A)		1,000	1,240
6.125%, 03/09/2021		5,738	6,843
6.125%, 03/09/2021 (A)		1,989	2,372
5.125%, 09/14/2017 (A)		785	875
4.850%, 02/07/2018	EUR	650	905

			14,986

Malaysia — 4.2%
Axiata SPV1 Labuan
5.375%, 04/28/2020		250	280
IOI Investment L MTN
4.375%, 06/27/2022		200	206
Malaysia Government Bond
4.392%, 04/15/2026	MYR	8,100	2,841
4.262%, 09/15/2016	MYR	27,100	9,198
4.160%, 07/15/2021	MYR	13,410	4,568
4.012%, 09/15/2017	MYR	29,800	10,052
3.892%, 03/15/2027	MYR	1,719	571
3.580%, 09/28/2018	MYR	6,750	2,229
3.418%, 08/15/2022	MYR	7,700	2,491
3.314%, 10/31/2017	MYR	2,040	667
3.197%, 10/15/2015	MYR	26,550	8,681
Petronas Capital
7.875%, 05/22/2022		2,148	3,066
5.250%, 08/12/2019 (A)		2,790	3,302
Wakala Global Sukuk
4.646%, 07/06/2021 (A)		390	450

			48,602

Mexico — 9.1%
America Movil
3.125%, 07/16/2022		200	206
Axtel
9.000%, 09/22/2019		219	136

5	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Bank of New York Mellon Institucion de Banca Multiple
9.625%, 05/02/2021 (A)		1,374	$1,264
BBVA Bancomer
6.750%, 09/30/2022 (A)		500	546
6.008%, 05/17/2022 (C)		550	546
Cemex
9.250%, 05/12/2020		200	200
9.000%, 01/11/2018 (A)		306	306
9.000%, 01/11/2018		200	200
Cemex Espana
9.250%, 05/12/2020 (A)		1,400	1,397
Comision Federal de Electricidad
5.750%, 02/14/2042 (A)		500	556
4.875%, 05/26/2021 (A)		200	223
Desarrolladora Homex
9.750%, 03/25/2020 (A)		700	714
Deutsche Bank, CLN (Urbi Desarrollos Urbanos)
10.468%, 12/22/2012		240	211
GEO
9.250%, 06/30/2020		306	315
8.875%, 03/27/2022 (A)		200	204
Grupo Bimbo
4.500%, 01/25/2022 (A)		200	216
Grupo Senda
10.500%, 10/03/2015		2,965	3,069
Grupo Televisa
6.000%, 05/15/2018		145	172
Mexican Bonos
8.000%, 06/11/2020	MXP	2,400	220
7.500%, 06/03/2027	MXP	83,123	7,470
6.500%, 06/09/2022	MXP	103,539	8,758
6.250%, 06/16/2016	MXP	19,480	1,586
6.000%, 06/18/2015	MXP	47,840	3,843
5.000%, 06/15/2017	MXP	14,948	1,163
4.750%, 03/08/2044		2,744	3,053
3.625%, 03/15/2022		300	327
Mexican Bonos, Ser M
6.500%, 06/10/2021	MXP	109,352	9,263
Mexican Bonos, Ser M10
8.500%, 12/13/2018	MXP	34,500	3,165
8.000%, 12/17/2015	MXP	24,227	2,060
7.750%, 12/14/2017	MXP	34,900	3,055
Mexican Bonos, Ser M20
10.000%, 12/05/2024	MXP	14,500	1,586
8.500%, 05/31/2029	MXP	16,000	1,560
7.750%, 05/29/2031	MXP	27,780	2,504
Mexican Bonos, Ser M30
10.000%, 11/20/2036	MXP	32,600	3,625
8.500%, 11/18/2038	MXP	66,900	6,503
Mexican Udibonos
5.000%, 06/16/2016	MXP	260	113
2.500%, 12/10/2020	MXP	19,040	7,892
Mexichem
6.750%, 09/19/2042		200	208
4.875%, 09/19/2022		200	203
Mexico Cetes
4.390%, 12/13/2012 (E)	MXP	410,000	3,160

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

NII Capital
10.000%, 08/15/2016		359	$354
7.625%, 04/01/2021		516	410
Oceanografia
11.250%, 07/15/2015		1,079	750
Pemex Finance
9.150%, 11/15/2018		1,595	1,998
Pemex Project Funding Master Trust
6.625%, 06/15/2035		1,244	1,561
5.750%, 03/01/2018		1,255	1,470
Petroleos Mexicanos
8.000%, 05/03/2019		360	471
6.500%, 06/02/2041		20	25
6.500%, 06/02/2041 (A)		140	174
6.500%, 06/02/2041 (A)		442	551
6.000%, 03/05/2020 (A)		60	72
6.000%, 03/05/2020		130	155
5.500%, 06/27/2044 (A)		150	165
United Mexican States MTN
8.300%, 08/15/2031		1,400	2,247
6.050%, 01/11/2040		2,016	2,696
5.950%, 03/19/2019		370	459
5.750%, 10/12/2110		6,964	8,322
5.625%, 01/15/2017		402	470
5.125%, 01/15/2020		920	1,099
United Mexican States, Ser A MTN
6.750%, 09/27/2034		640	911
Urbi Desarrollos Urbanos
9.750%, 02/03/2022 (A)		600	528

			106,686

Mongolia — 0.1%
Development Bank of Mongolia
5.750%, 03/21/2017		420	438
Mongolian Mining MTN
8.875%, 03/29/2017 (A)		677	686

			1,124

Morocco — 0.0%
Kingdom of Morocco
4.500%, 10/05/2020	EUR	250	323

Nigeria — 0.3%
Afren
11.500%, 02/01/2016 (A)		877	1,000
10.250%, 04/08/2019 (A)		500	567
Nigeria Government Bond
16.000%, 06/29/2019	NGN	169,000	1,203
Republic of Nigeria
6.750%, 01/28/2021 (A)		550	621
UBS
7.396%, 08/29/2010 (A)(B)(C)		750	520

			3,911

Oman — 0.0%
Blue City Investments
13.750%, 11/07/2013 (A)(B)(F)		2,250	113

6	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Pakistan — 0.1%
Republic of Pakistan
7.125%, 03/31/2016		390	$348
6.875%, 06/01/2017		600	504

			852

Panama — 1.0%
ENA Norte Trust
4.950%, 04/25/2023 (G)		250	250
Republic of Panama
9.375%, 01/16/2023		560	813
9.375%, 04/01/2029		1,712	2,915
8.875%, 09/30/2027		1,350	2,187
8.125%, 04/28/2034		1,954	2,784
7.250%, 03/15/2015		350	401
7.125%, 01/29/2026		100	142
6.700%, 01/26/2036		1,150	1,616

			11,108

Peru — 1.6%
Banco de Credito del Peru
5.375%, 09/16/2020		10	11
5.375%, 09/16/2020 (A)		302	325
BBVA Banco Continental
5.000%, 08/26/2022 (A)		184	189
CFG Investment
9.750%, 07/30/2019		450	355
Corp Azucarera del Peru
6.375%, 08/02/2022		121	128
Inkia Energy
8.375%, 04/04/2021 (A)		200	218
Interoceanica IV Finance
3.926%, 11/30/2025 (A)(B)(E)		857	540
3.196%, 11/30/2018 (A)(B)(E)		331	285
Peru Enhanced Pass-Through Finance
4.194%, 06/02/2025 (A)(E)		1,000	645
3.288%, 05/31/2018 (B)(E)		161	147
3.121%, 05/31/2018 (A)(B)(E)		436	397
Republic of Peru
8.750%, 11/21/2033		3,391	5,909
8.600%, 08/12/2017	PEI	2,110	996
8.375%, 05/03/2016		340	423
8.200%, 08/12/2026	PEI	4,950	2,569
7.840%, 08/12/2020	PEI	2,820	1,345
7.840%, 08/12/2020	PEI	3,150	1,503
7.350%, 07/21/2025		1,160	1,699
7.125%, 03/30/2019		140	185
6.950%, 08/12/2031	PEI	1,400	644
Southern Copper
6.750%, 04/16/2040		186	214
Volcan Cia Minera
5.375%, 02/02/2022 (A)		183	198

			18,925

Philippines — 2.0%
Development Bank of Philippines
5.500%, 03/25/2021		330	369

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

National Power
9.625%, 05/15/2028 (B)		1,100	$1,694
Power Sector Assets & Liabilities Management
7.390%, 12/02/2024 (A)		620	859
Republic of Philippines
10.625%, 03/16/2025		1,440	2,523
9.500%, 02/02/2030		2,849	4,925
8.375%, 06/17/2019		320	442
7.750%, 01/14/2031		4,868	7,448
7.500%, 09/25/2024		290	412
6.375%, 10/23/2034		530	730
6.250%, 01/14/2036	PHP	73,000	1,945
5.500%, 03/30/2026		540	677
4.950%, 01/15/2021	PHP	15,000	379
4.000%, 01/15/2021		1,016	1,135

			23,538

Poland — 5.9%
CEDC Finance International
8.875%, 12/01/2016	EUR	400	351
Eileme 2
11.625%, 01/31/2020 (A)		1,000	1,120
Polish Television Holding
11.000%, 11/15/2014 (A)(D)	EUR	600	803
Republic of Poland
6.375%, 07/15/2019		6,510	8,040
6.250%, 10/24/2015	PLN	3,080	1,020
5.750%, 04/25/2014		980	314
5.125%, 04/21/2021		1,000	1,165
5.000%, 04/25/2016		11,500	3,689
5.000%, 03/23/2022		3,465	4,019
4.750%, 04/25/2017	PLN	19,646	6,274
4.750%, 10/25/2016	PLN	5,100	1,626
4.000%, 03/23/2021	EUR	736	1,032
3.000%, 03/17/2023		700	688
0.000%, 07/25/2014 (E)	PLN	14,090	4,094
Republic of Poland, Ser 0114
4.530%, 01/25/2014 (E)	PLN	24,410	7,227
Republic of Poland, Ser 0415
5.500%, 04/25/2015	PLN	23,970	7,733
Republic of Poland, Ser 0922
5.750%, 09/23/2022	PLN	21,450	7,255
Republic of Poland, Ser 1019
5.500%, 10/25/2019	PLN	7,500	2,490
Republic of Poland, Ser 1021
5.750%, 10/25/2021	PLN	17,920	6,021
Republic of Poland, Ser CPI
3.000%, 08/24/2016	PLN	9,570	3,954
TVN Finance II
10.750%, 11/15/2017	EUR	200	275
10.750%, 11/15/2017 (A)	EUR	200	275

			69,465

Qatar — 1.1%
Doha Finance MTN
3.500%, 03/14/2017		300	311
Qtel International Finance
7.875%, 06/10/2019		770	993
5.000%, 10/19/2025 (A)		200	223
4.750%, 02/16/2021 (A)		457	507

7	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

4.750%, 02/16/2021		250	$277
Ras Laffan Liquefied Natural Gas II
5.298%, 09/30/2020		420	472
Ras Laffan Liquefied Natural Gas III
5.832%, 09/30/2016		178	194
State of Qatar
9.750%, 06/15/2030		1,025	1,809
6.550%, 04/09/2019		1,533	1,911
6.400%, 01/20/2040		220	300
6.400%, 01/20/2040 (A)		377	515
5.750%, 01/20/2042 (A)		750	954
5.250%, 01/20/2020		1,182	1,398
5.250%, 01/20/2020 (A)		2,300	2,720

			12,584

Romania — 0.4%
Government of Romania MTN
6.750%, 02/07/2022 (A)		350	394
6.750%, 02/07/2022		2,204	2,479
6.500%, 06/18/2018	EUR	1,050	1,462
6.000%, 10/19/2013	RON	2,030	575

			4,910

Russia — 6.0%
Alfa Bank Via Alfa Bond Issuance
7.750%, 04/28/2021 (A)		750	794
7.500%, 09/26/2019 (A)		1,065	1,073
Bank of Moscow via BOM Capital
6.699%, 03/11/2015		600	639
Credit Suisse, CLN (Russian Government Bond)
7.600%, 04/14/2021	RUB	238,700	7,635
7.500%, 03/15/2018	RUB	81,500	2,623
Evraz Group
9.500%, 04/24/2018		500	563
6.750%, 04/27/2018 (A)		250	248
6.750%, 04/27/2018		800	794
Gazprom Neft OAO Via GPN Capital
4.375%, 09/19/2022 (A)		550	547
Gazprom OAO Via Gaz Capital
4.950%, 07/19/2022 (A)		877	919
Lukoil International Finance
6.656%, 06/07/2022		300	360
Metalloinvest Finance
6.500%, 07/21/2016		500	509
MTS International Funding
8.625%, 06/22/2020 (A)		1,400	1,703
Novatek Finance
5.326%, 02/03/2016		200	213
Novatek OAO via Novatek Finance
6.604%, 02/03/2021 (A)		363	424
Russian Agricultural Bank Via RSHB Capital
5.298%, 12/27/2017 (A)		415	439
Russian Foreign Bond - Eurobond
12.750%, 06/24/2028		930	1,802
11.000%, 07/24/2018		292	427

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

7.850%, 03/10/2018	RUB	270,000	$9,281
7.500%, 03/31/2030		15,114	19,082
5.625%, 04/04/2042 (A)		800	960
5.000%, 04/29/2020 (A)		900	1,033
3.250%, 04/04/2017 (A)		1,200	1,263
Sberbank of Russia Via SB Capital
6.125%, 02/07/2022		250	276
6.125%, 02/07/2022 (A)		260	287
SCF Capital
5.375%, 10/27/2017 (A)		1,010	1,016
Severstal Via Steel Capital
6.700%, 10/25/2017		501	536
6.250%, 07/26/2016		600	627
Sinek Capital Via Edel Capital
7.700%, 08/03/2015		500	511
Teorema Holding
11.000%, 10/27/2009 (F)		3,400	340
TMK Capital
7.750%, 01/27/2018		1,100	1,122
VEB-Leasing Via VEB Leasing Investment
5.125%, 05/27/2016		320	332
Vimpel Communications Via VIP Finance Ireland
9.125%, 04/30/2018		550	630
9.125%, 04/30/2018 (A)(B)		600	687
7.748%, 02/02/2021 (A)		1,150	1,229
VimpelCom Holdings
7.504%, 03/01/2022 (A)		400	420
6.255%, 03/01/2017		200	206
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020 (A)		785	926
6.902%, 07/09/2020		1,240	1,463
6.800%, 11/22/2025		450	529
6.800%, 11/22/2025 (A)		150	176
6.025%, 07/05/2022 (A)		750	835
5.450%, 11/22/2017 (A)		300	326
VTB Bank Via VTB Capital
6.875%, 05/29/2018		300	323
6.551%, 10/13/2020 (A)		860	908
6.315%, 02/22/2018		762	806
6.250%, 06/30/2035		357	379
6.000%, 04/12/2017 (A)		1,400	1,463

			69,684

Saudi Arabia — 0.1%
Dar Al-Arkan International Sukuk
10.750%, 02/18/2015 (A)		600	640
Saudi Electricity Global Sukuk
4.211%, 04/03/2022		200	215
2.665%, 04/03/2017		200	206

			1,061

Senegal — 0.1%
Republic of Senegal
8.750%, 05/13/2021 (A)		950	1,150

8	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Serbia — 0.1%
Republic of Serbia
7.250%, 09/28/2021 (A)		450	$476
7.250%, 09/28/2021		800	846

			1,322

Singapore — 0.2%
DBS Bank
3.625%, 09/21/2022 (C)		200	205
MMI International
8.000%, 03/01/2017		250	260
Oversea-Chinese Banking
3.150%, 03/11/2023 (A)(C)		208	209
PSA International MTN
3.875%, 02/11/2021		100	109
Sea Product
4.743%, 05/14/2010 (B)		1,451	1,291
Yanlord Land Group
9.500%, 05/04/2017		200	202

			2,276

Slovak Republic — 0.1%
Slovakia Government International Bond
4.375%, 05/21/2022 (A)		1,292	1,359

South Africa — 7.4%
African Bank MTN
8.125%, 02/24/2017		400	430
AngloGold Ashanti Holdings
5.125%, 08/01/2022		205	209
Edcon Proprietary
3.502%, 06/15/2014 (C)	EUR	1,100	1,316
Eskom Holdings
5.750%, 01/26/2021 (A)		600	684
Gold Fields Orogen Holdings
4.875%, 10/07/2020		324	330
Myriad International Holding
6.375%, 07/28/2017		320	362
Republic of South Africa
13.500%, 09/15/2015	ZAR	51,580	7,616
10.500%, 12/21/2026	ZAR	75,065	11,540
8.500%, 06/23/2017		860	1,045
8.000%, 12/21/2018	ZAR	117,120	15,529
7.750%, 02/28/2023	ZAR	30,193	3,860
7.250%, 01/15/2020	ZAR	63,000	7,986
7.000%, 02/28/2031	ZAR	18,400	2,037
6.875%, 05/27/2019		2,847	3,584
6.750%, 03/31/2021	ZAR	135,540	16,617
6.500%, 02/28/2041	ZAR	9,200	913
6.250%, 03/08/2041		279	368
5.875%, 05/30/2022		670	825
5.500%, 03/09/2020		2,697	3,203
4.665%, 01/17/2024		1,500	1,684
Republic of South Africa, Ser R203
8.250%, 09/15/2017	ZAR	31,600	4,219
Sappi Papier Holding
8.375%, 06/15/2019 (A)		300	321
Transnet MTN
4.500%, 02/10/2016 (A)		280	297

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

Transnet SOC
4.000%, 07/26/2022 (A)		1,119	$1,137

			86,112

South Korea — 0.1%
Industrial Bank of Korea
2.375%, 07/17/2017 (A)		200	203
Korea East-West Power
2.500%, 07/16/2017 (A)		202	206
Korea Electric Power
3.000%, 10/05/2015 (A)		100	104
Korea Hydro & Nuclear Power
4.750%, 07/13/2021		200	227
3.000%, 09/19/2022 (A)		280	278
Korea Western Power MTN
3.125%, 05/10/2017 (A)		441	462
KT
3.875%, 01/20/2017		200	215

			1,695

Sri Lanka — 0.1%
Bank of Ceylon
6.875%, 05/03/2017 (A)		320	341
Republic of Sri Lanka
7.400%, 01/22/2015 (A)		150	163
6.250%, 10/04/2020 (A)		480	522
6.250%, 07/27/2021 (A)		400	435
5.875%, 07/25/2022 (A)		200	215

			1,676

Supra-National — 0.1%
Andina de Fomento
4.375%, 06/15/2022		764	828
Inter-American Development Bank MTN
16.400%, 08/20/2015 (E)	IDR	6,610,000	579

			1,407

Thailand — 2.9%
Bangkok Bank
3.875%, 09/27/2022 (A)		338	338
2.750%, 03/27/2018 (A)		201	201
PTT Global Chemical
4.250%, 09/19/2022 (A)		200	202
Thailand Government Bond
3.775%, 06/25/2032	THB	29,000	909
3.650%, 12/17/2021	THB	98,980	3,235
3.625%, 05/22/2015	THB	354,070	11,614
3.625%, 06/16/2023	THB	49,409	1,595
3.580%, 12/17/2027	THB	62,656	1,978
3.450%, 03/08/2019	THB	44,700	1,443
3.250%, 06/16/2017	THB	168,940	5,455
2.800%, 10/10/2017	THB	103,000	3,252
1.200%, 07/14/2021	THB	113,600	3,859

			34,081

Trinidad & Tobago — 0.1%
Petroleum of Trinidad & Tobago
9.750%, 08/14/2019 (A)(B)		1,090	1,401
6.000%, 05/08/2022 (B)		171	182

			1,583

Turkey — 6.1%
Export Credit Bank of Turkey
5.875%, 04/24/2019 (A)		200	220

9	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

5.375%, 11/04/2016 (A)		390	$418
Republic of Turkey
11.875%, 01/15/2030		460	863
10.500%, 01/15/2020	TRY	4,200	2,643
10.000%, 12/04/2013	TRY	1,200	688
9.500%, 01/12/2022	TRY	5,750	3,473
9.018%, 07/17/2013 (E)	TRY	13,503	7,112
9.000%, 03/05/2014	TRY	960	545
9.000%, 05/21/2014	TRY	5,460	4,343
9.000%, 01/27/2016	TRY	2,590	1,502
9.000%, 03/08/2017	TRY	11,900	6,959
8.000%, 02/14/2034		1,370	1,932
7.500%, 11/07/2019		3,400	4,272
7.500%, 07/14/2017		410	492
7.375%, 02/05/2025		1,170	1,518
7.250%, 03/05/2038		250	332
7.250%, 03/15/2015		410	454
7.000%, 03/11/2019		240	291
7.000%, 09/26/2016		360	417
7.000%, 06/05/2020		460	566
6.875%, 03/17/2036		913	1,158
6.780%, 05/15/2013 (E)	TRY	4,600	2,453
6.750%, 05/30/2040		375	473
6.750%, 04/03/2018		2,814	3,310
6.580%, 03/20/2013 (E)	TRY	3,653	1,970
6.250%, 09/26/2022		740	886
6.070%, 02/20/2013 (E)	TRY	6,200	3,364
6.000%, 01/14/2041		1,002	1,156
5.625%, 03/30/2021		190	217
5.125%, 03/25/2022		1,709	1,882
4.500%, 02/11/2015	TRY	4,800	3,461
4.000%, 04/29/2015	TRY	8,840	6,124
4.000%, 04/01/2020	TRY	2,700	1,952
3.000%, 02/23/2022	TRY	5,200	3,109
Turkiye Garanti Bankasi
5.250%, 09/13/2022 (A)		200	201
4.000%, 09/13/2017 (A)		270	270
Yuksel Insaat
9.500%, 11/10/2015		146	112

			71,138

Ukraine — 1.6%
DTEK Finance
9.500%, 04/28/2015 (A)		320	320
9.500%, 04/28/2015		550	550
Ferrexpo Finance
7.875%, 04/07/2016 (A)		238	225
7.875%, 04/07/2016		1,200	1,134
Financing of Infrastrucural Projects State Enterprise
8.375%, 11/03/2017 (A)		550	506
Government of Ukraine
9.250%, 07/24/2017		950	996
9.250%, 07/24/2017 (A)		1,100	1,156
7.950%, 02/23/2021 (A)		250	249
7.750%, 09/23/2020		250	247
7.650%, 06/11/2013		441	444
6.875%, 09/23/2015 (A)		350	346
6.580%, 11/21/2016 (A)		230	221
6.250%, 06/17/2016		200	192
6.250%, 06/17/2016 (A)		600	576
Metinvest
10.250%, 05/20/2015		400	404

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

8.750%, 02/14/2018 (A)		369	$352
8.750%, 02/14/2018		929	885
MHP
10.250%, 04/29/2015 (A)		1,428	1,449
Mriya Agro Holding
10.950%, 03/30/2016 (A)		316	300
National Naftogaz of Ukraine
9.500%, 09/30/2014		2,130	2,165
Oschadbank Via SSB No. 1
8.250%, 03/10/2016		430	411
The EXIM of Ukraine Via Credit Suisse First Boston International
6.800%, 10/04/2012		320	320
Ukreximbank Via Biz Finance
8.375%, 04/27/2015		5,083	4,905

			18,353

United Arab Emirates — 1.2%
Atlantic Finance
10.750%, 05/27/2014 (D)		983	1,080
Dolphin Energy
5.888%, 06/15/2019		137	155
5.888%, 06/15/2019 (A)		384	435
DP World MTN
6.850%, 07/02/2037		1,500	1,616
DP World Sukuk
6.250%, 07/02/2017		100	109
Dubai DOF Sukuk MTN
6.396%, 11/03/2014		340	364
Dubai Electricity & Water Authority
8.500%, 04/22/2015		958	1,078
7.375%, 10/21/2020		120	140
7.375%, 10/21/2020 (A)		1,676	1,959
Dubai Holding Commercial Operations MTN
6.000%, 02/01/2017	GBP	250	372
4.750%, 01/30/2014	EUR	1,550	1,904
Dubai World
1.000%, 09/30/2018		1,015	467
1.000%, 09/30/2015		1,200	600
Emirate of Dubai MTN
7.750%, 10/05/2020		410	487
6.700%, 10/05/2015		130	143
Emirates Airline
5.125%, 06/08/2016		300	311
IPIC GMTN
5.500%, 03/01/2022		200	224
5.500%, 03/01/2022 (A)		363	407
3.750%, 03/01/2017 (A)		400	421
MAF Global Securities MTN
5.250%, 07/05/2019		500	517
MAF Sukuk MTN
5.850%, 02/07/2017		200	215
Pyrus
7.500%, 12/20/2015		700	759

			13,763

10	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Uruguay — 0.7%
Republic of Uruguay
9.250%, 05/17/2017		218	$289
8.000%, 11/18/2022		2,471	3,593
7.625%, 03/21/2036		1,344	2,093
6.875%, 09/28/2025		317	431
Republic of Uruguay PIK
7.875%, 01/15/2033		869	1,355

			7,761

Venezuela — 2.5%
Petroleos de Venezuela
12.750%, 02/17/2022		280	286
8.500%, 11/02/2017		500	452
8.500%, 11/02/2017		900	815
5.500%, 04/12/2037		550	333
5.375%, 04/12/2027		1,391	859
5.250%, 04/12/2017		430	340
5.000%, 10/28/2015		560	475
4.900%, 10/28/2014		10,110	9,130
Republic of Venezuela
13.625%, 08/15/2018		144	149
13.625%, 08/15/2018		2,100	2,258
12.750%, 08/23/2022		4,042	4,295
11.950%, 08/05/2031		1,510	1,536
11.750%, 10/21/2026		2,964	2,979
10.750%, 09/19/2013		210	215
9.375%, 01/13/2034		980	870
9.250%, 05/07/2028		530	466
9.250%, 09/15/2027		620	559
9.000%, 05/07/2023		590	519
8.500%, 10/08/2014		456	458
8.250%, 10/13/2024		490	407
7.750%, 10/13/2019		540	466
7.650%, 04/21/2025		610	477
7.000%, 03/31/2038		40	29
6.000%, 12/09/2020		847	638

			29,011

Vietnam — 0.1%
Republic of Vietnam
6.875%, 01/15/2016		360	392
6.750%, 01/29/2020		560	622
Vietnam Joint Stock Commercial Bank for Industry and Trade
8.000%, 05/17/2017 (A)		350	336

			1,350

Zambia — 0.0%
Zambia Government International Bond
5.375%, 09/20/2022 (A)		450	452

Total Global Bonds (Cost $924,701) ($ Thousands)			1,002,472

LOAN PARTICIPATIONS — 1.4%

Angola — 0.1%
Republic of Angola
3.667%, 04/30/2016	EUR	867	1,040

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Brazil — 0.0%
Virgolino de Oliveira
5.551%, 11/03/2015	382	$375

Indonesia — 0.2%
PT Bumi
15.000%, 01/18/2013 (B)	252	113
15.000%, 01/18/2013 (B)	316	142
11.243%, 08/07/2013 (B)	1,743	1,621

		1,876

Mexico — 0.5%
Altos Hornos Promissory Note (Counterparty: Deustche Bank)
0.000%, 12/31/2049 (B)(F)	4,500	1,665
Altos Hornos Promissory Note No. 5
0.000%, 04/29/1999 (B)(F)	2,500	925
Altos Hornos Promissory Note No. 6
0.000%, 04/29/1999 (B)(F)	2,500	925
Altos Hornos Tranche A (Counterparty: Bank of America)
0.000%, 04/11/2004 (B)(F)	6,540	2,420

		5,935

Singapore — 0.6%
Ashmore Cayman SPC, No. 1 PIK
0.000%, 08/31/2011 (B)(F)	9,161	4,727
Morton Bay
6.220%, 12/30/2009 (B)	3,158	2,921

		7,648

Total Loan Participations (Cost $20,316) ($ Thousands)		16,874

CONVERTIBLE BONDS — 0.3%
Dana Gas Sukuk CV to 19.076 Variable Shares
7.500%, 10/31/12	850	646
Firstsource CV to 42,549.14 Shares
5.580%, 12/04/12 (E)	1,800	1,890
Suzlon Energy CV to 533.2762 Shares
2.446%, 07/25/14 (E)	450	382

Total Convertible Bonds (Cost $2,902) ($ Thousands)		2,918

11	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

Description	Face Amount(1) (Thousands)		Market Value ($ Thousands)

TIME DEPOSITS — 5.5%

United States — 5.5%
Brown Brothers Harriman
4.150%, 10/01/2012	ZAR	2,928	$355
0.030%, 10/01/2012		59,115	59,115
0.010%, 10/01/2012	SGD	—	—
(0.014)%, 10/01/2012	EUR	3,642	4,685

Total Time Deposits (Cost $64,155) ($ Thousands)			64,155

Total Investments — 93.2% (Cost $1,012,074) ($ Thousands)			$1,086,419

A list of the open futures contracts held by the Fund at September 30, 2012, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Bund	(7)	Dec-2012	$(3)
Euro-Buxl 30 Year Bond	(8)	Dec-2012	1
U.S. 10-Year Treasury Note	40	Dec-2012	23

			$21

For the year ended September 30, 2012, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2012, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/01/2012-11/21/2012	MYR	33,971	USD	11,033	$(73)
10/01/2012-12/19/2012	USD	38,705	MYR	120,702	690
10/02/2012-10/30/2012	USD	15,077	IDR	144,460,789	4
10/02/2012-12/19/2012	IDR	121,799,424	USD	12,746	40
10/02/2012-12/21/2012	USD	24,073	BRL	49,294	154
10/02/2012-01/03/2013	BRL	30,961	USD	14,964	(250)
10/03/2012-10/31/2012	EUR	32,221	USD	41,406	(49)
10/03/2012-11/05/2012	USD	6,912	EUR	5,413	52
10/04/2012-12/19/2012	USD	32,099	RUB	1,029,252	708
10/04/2012-12/20/2012	RUB	630,325	USD	20,117	40
10/08/2012-11/23/2012	EUR	10,795	PLN	45,489	293
10/09/2012-01/15/2013	USD	12,158	INR	670,353	396
10/10/2012-10/22/2012	USD	10,745	THB	337,843	220
10/10/2012-12/19/2012	THB	257,358	USD	8,299	(50)
10/12/2012-11/30/2012	USD	20,202	TRY	36,756	186
10/16/2012-11/30/2012	USD	34,898	MXP	458,234	654
10/16/2012-12/05/2012	PHP	123,231	USD	2,960	7
10/16/2012-12/05/2012	USD	4,661	PHP	195,187	17
10/18/2012-11/23/2012	USD	10,719	KRW	12,011,706	87
10/19/2012	PLN	5,280	EUR	1,252	(34)
10/19/2012-11/13/2012	USD	3,260	COP	5,899,070	1
10/19/2012-11/16/2012	COP	10,053,926	USD	5,515	(53)
10/19/2012-11/20/2012	USD	5,027	PEI	13,182	43
10/19/2012-11/26/2012	PEI	3,315	USD	1,241	(33)
10/19/2012-11/30/2012	MXP	210,570	USD	15,903	(434)
10/19/2012-12/3/2012	CNY	33,301	USD	5,228	(46)
10/19/2012-7/25/2013	USD	4,126	CNY	26,301	35
10/24/2012-11/26/2012	USD	6,181	CLP	2,981,474	57
10/25/2012-12/18/2012	USD	1,298	RON	4,519	(23)
10/26/2012	TWD	174,028	USD	5,933	(9)
10/31/2012	EUR	2,076	CZK	50,690	(82)
10/31/2012	GBP	517	USD	828	(7)
10/31/2012	PLN	638	USD	200	2
10/31/2012	USD	1,720	CZK	33,712	2
10/31/2012-11/19/2012	CZK	99,725	EUR	4,031	92
10/31/2012-11/28/2012	USD	4,873	ZAR	41,205	88
10/31/2012-11/28/2012	ZAR	81,007	USD	9,768	2
10/31/2012-11/30/2012	HUF	1,288,066	USD	5,783	(1)
10/31/2012-11/30/2012	USD	6,270	HUF	1,402,781	23
10/31/2012-12/10/2012	USD	15,357	PLN	50,396	280
11/09/2012	INR	71,607	USD	1,318	(29)
11/13/2012	TRY	19,714	USD	10,799	(119)
11/13/2012-11/28/2012	ILS	10,440	USD	2,599	(57)
11/16/2012-11/26/2012	CLP	2,599,293	USD	5,392	(43)
11/21/2012-12/18/2012	HUF	1,191,594	EUR	4,194	61
11/23/2012	KRW	2,740,000	USD	2,400	(65)
11/28/2012	USD	2,624	ILS	10,281	(9)
11/30/2012	CZK	34,203	USD	1,771	23
07/17/2013-07/17/2015	CNH	151,802	USD	23,050	(33)
07/17/2013-07/17/2015	USD	23,050	CNH	150,599	99

					$2,857

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2012, is as follows:

Counterparty	Settlement Date	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	10/16/2012-12/10/2012	(12,332)	12,449	$117
Barclays PLC	10/01/2012-07/25/2013	(139,808)	140,630	822
Citigroup	10/01/2012-12/19/2012	(139,087)	139,808	721
Deutsche Bank	10/02/2012-12/18/2012	(56,548)	56,964	416
Goldman Sachs	10/31/2012-11/30/2012	(10,510)	10,417	(93)
HSBC	10/02/2012-07/17/2015	(65,020)	65,160	140
JPMorgan Chase Bank	10/02/2012-01/03/2013	(56,437)	56,614	177
Standard New York	10/02/2012-11/21/2012	(6,080)	6,164	84
UBS	10/02/2012-01/15/2013	(37,339)	37,812	473

				$2,857

For the year ended September 30, 2012, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

12	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

A list of the open swap agreements held by the fund at September 30, 2012, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Barclays Bank PLC	Singapore Swap Offer Rate Fixing 6 Month	2.77%	06/14/2032	SGD	2,220	$19
Barclays Bank PLC	1.86%	Singapore Swap Offer Rate Fixing 6 Month	06/14/2022	SGD	3,830	(26)
Barclays Bank PLC	Brazil Interbank Deposit Rate	9.04%	01/02/2017	BRL	3,525	7
HSBC	Brazil Interbank Deposit Rate	9.14%	01/04/2017	BRL	2,162	6

						$6

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
HSBC	Republic of Indonesia, 10.50%, 8/15/30	Cash Deposit Of Notional Amount	Price Return	08/15/2030	IDR	29,500,000	$(15)
HSBC	Republic of Indonesia, 11.50%, 9/15/19	Cash Deposit Of Notional Amount	Price Return	09/15/2019	IDR	68,500,000	(245)
HSBC	Republic of Indonesia, 11.50%, 9/15/19	Cash Deposit Of Notional Amount	Price Return	09/15/2019	IDR	4,500,000	(15)
HSBC	Republic of Indonesia, 8.25%, 6/15/32	Cash Deposit Of Notional Amount	Price Return	06/15/2032	IDR	18,100,000	(9)
HSBC	Republic of Indonesia, 8.375%, 9/15/26	Cash Deposit Of Notional Amount	Price Return	09/15/2026	IDR	18,900,000	(4)
HSBC	Russia Government Bond - Ofz , 7.6%, 7//22	Cash Deposit Of Notional Amount	Price Return	07/22/2022	RUB	38,800	61
HSBC	Russia Government Bond - Ofz , 6.9%, 8/3/16	Cash Deposit Of Notional Amount	Price Return	08/05/2016	RUB	46,300	85
HSBC	Russia Government Bond - Ofz , 6.9%, 8/3/16	Cash Deposit Of Notional Amount	Price Return	08/05/2016	RUB	356,000	539
HSBC	Russia Government Bond - Ofz , 7.1%, 3/13/14	Cash Deposit Of Notional Amount	Price Return	03/17/2014	RUB	14,900	22
HSBC	Russia Government Bond - Ofz , 7.1%, 3/13/14	Cash Deposit Of Notional Amount	Price Return	03/17/2014	RUB	207,000	233
HSBC	Russia Government Bond - Ofz , 7.4%, 4/19/17	Cash Deposit Of Notional Amount	Price Return	04/21/2017	RUB	20,700	29
HSBC	Russia Government Bond - Ofz , 7.4%, 4/19/17	Cash Deposit Of Notional Amount	Price Return	04/21/2017	RUB	36,700	54
HSBC	Russia Government Bond - Ofz , 7.4%, 6/14/17	Cash Deposit Of Notional Amount	Price Return	06/16/2017	RUB	45,700	45
HSBC	Russia Government Bond - Ofz , 7.4%, 6/14/17	Cash Deposit Of Notional Amount	Price Return	06/16/2017	RUB	54,000	56
HSBC	Russia Government Bond - Ofz , 7.5%, 2/27/19	Cash Deposit Of Notional Amount	Price Return	03/01/2019	RUB	20,700	11
HSBC	Russia Government Bond - Ofz , 7.5%, 2/27/19	Cash Deposit Of Notional Amount	Price Return	03/01/2019	RUB	23,670	29
HSBC	Russia Government Bond - Ofz , 7.5%, 2/27/19	Cash Deposit Of Notional Amount	Price Return	03/01/2019	RUB	183,000	426
HSBC	Russia Government Bond - Ofz , 7.5%, 3/15/18	Cash Deposit Of Notional Amount	Price Return	03/19/2018	RUB	4,500	2
HSBC	Russia Government Bond - Ofz , 7.5%, 3/15/18	Cash Deposit Of Notional Amount	Price Return	03/19/2018	RUB	21,600	12
HSBC	Russia Government Bond - Ofz , 7.6%, 4/14/21	Cash Deposit Of Notional Amount	Price Return	04/16/2021	RUB	19,000	41
HSBC	Russia Government Bond - Ofz , 7.6%, 4/14/21	Cash Deposit Of Notional Amount	Price Return	04/16/2021	RUB	87,000	166
HSBC	Russia Government Bond - Ofz, 8.15%, 2/3/27	Cash Deposit Of Notional Amount	Price Return	02/05/2017	RUB	36,000	52
HSBC	Russia Government Bond - Ofz, 8.15%, 2/3/27	Cash Deposit Of Notional Amount	Price Return	02/05/2017	RUB	37,400	60

							$1,635

For the year ended September 30, 2012, the total number of all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages	are based on a Net Assets of $1,165,102 ($ Thousands).

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Securities considered illiquid. The total market value of such securities as of September 30, 2012 was $27,387 ($ Thousands) and represented 2.4% of Net Assets.

(C)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2012.

(D)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on September 30, 2012. The coupon on a step bond changes on a specified date.

(E)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(F)	Security in default on interest payments.

(G)	Security is when-issued.

ARS — Argentine Peso

BRL — Brazilian Real

BUBOR — Budapest Interbank Offered Rate

CLN — Credit Linked Note

CLP — Chilean Peso

CNH — Chinese Yuen (Offshore)

CNY — Chinese Renminbi

COP — Colombian Peso

CZK — Czech Koruna

DEM — German Mark

EUR — Euro

GBP — British Pound Sterling

HUF — Hungarian Forint

IDR — Indonesia Rupiah

ILS — Israeli Shekel

INR — India Rupee

KRW — Korean Won

MTN — Medium Term Note

MXP — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

PEI — Peruvian Inca

PHP — Philippine Peso

PIK — Payment-in-Kind

PLC — Public Limited Company

PLN — Polish Zlotty

RON — Romanian Leu

RUB — Russian Ruble

Ser — Series

SGD — Singapore Dollar

13	SEI Institutional International Trust / Annual Report / September 30, 2012

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2012

SPC — Segregated Portfolio Company

THB — Thai Baht

TRY — Turkish Lira

USD — U.S. Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3 (1)	Total
Global Bonds	$—	$1,002,378	$94	$1,002,472
Convertible Bonds	—	2,918	—	2,918
Loan Participations	—	—	16,874	16,874
Time Deposits	—	64,155	—	64,155

Total Investments in Securities	$—	$1,069,451	$16,968	$1,086,419

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$21	$—	$—	$21
Forwards Contracts*	—	2,857	—	2,857
Total Return Swaps *	—	1,635	—	1,635
Interest Rate Swaps *	—	6	—	6

Total Other Financial Instruments	$21	$4,498	$—	$4,519

*	Futures and forwards contracts and swaps are valued at the unrealized appreciation on the instrument.

	Global Bonds	Loan Participations
Beginning balance as of October 1, 2011	$—	$18,404
Accrued discounts/premiums	—	69
Realized gains/(loss)	—	4
Change in unrealized appreciation/(depreciation)	94	426
Purchases	—	568
Sales	—	(2,597)
Transfer into Level 3	—	—
Transfer out of Level 3	—	—

Ending balance as of September 30, 2012	$94	$16,874

(1)

Of the $16,968 ($ Thousands) in Level 3 securities as of September 30, 2012, $7,648 ($ Thousands) or 0.6% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are no valued by third party pricing vendors or broker quotes.

For the year ended September 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2012, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

14	SEI Institutional International Trust / Annual Report / September 30, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Institutional International Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SEI Institutional International Trust, comprising the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and the Emerging Markets Debt Fund (collectively, the “Funds”), as of and for the year ended September 30, 2012, and have issued our unqualified report thereon dated November 29, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Funds’ schedules of investments in securities (the “Schedules”) as of September 30, 2012 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

Philadelphia, Pennsylvania

November 29, 2012

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/S/ ROBERT A. NESHER
Robert A. Nesher President & CEO

Date: December 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT A. NESHER
Robert A. Nesher President & CEO

Date: December 5, 2012

By:	/S/ PETER A. RODRIGUEZ
Peter A. Rodriguez Controller & CFO

Date: December 5, 2012